LEADERSHIP SERIES

Gartmore GVIT Nationwide Leaders Fund
Gartmore GVIT U.S. Growth Leaders Fund
Gartmore GVIT Worldwide Leaders Fund



GARTMORE FUNDS                                             www.gartmorefunds.com

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PROSPECTUS
April 28, 2003



                                [GRAPHIC OMITTED]



                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
GARTMORE                      To state otherwise is a crime.

--------------------------------------------------------------------------------
LOOK BEYOND(SM).

TABLE OF CONTENTS

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FUND SUMMARIES

GARTMORE GVIT NATIONWIDE LEADERS FUND . . . . . . . . . . . . . . . . . . . . 3
Objective and Principal Strategies
Principal Risks
Performance Fees and Expenses

GARTMORE GVIT U.S. GROWTH LEADERS FUND . . . . . . . . . . . . . . . . . . . .5
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT WORLDWIDE LEADERS FUND . . . . . . . . . . . . . . . . . . . . .9
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Management's Discussion on Fund Performance
Investment Adviser
Subadviser - Gartmore GVIT Worldwide Leaders Fund

BUYING AND SELLING FUND SHARES . . . . . . . . . . . . . . . . . . . . . . . 20
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fee
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . .22
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARIES

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This prospectus provides information about three funds (the "Funds") of Gartmore
Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds", beginning on page 12. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

Because these Funds invest in fewer underlying securities than most mutual funds, they each may present substantially higher risks and greater volatility than other funds. Each Fund is not appropriate for conservative investors.The Fund Summaries contain discussions of the principal risks of investing in the Funds. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about some of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

The Funds have three different share classes-Class I, Class II and Class III. The share classes have different expenses and are available for purchase through different variable insurance contracts. This prospectus provides information with respect to all three classes of the Funds.

For more information about who may purchase the different share classes, see, "Buying and Selling Fund Shares" on page 20.

FUND SUMMARIES - GARTMORE GVIT NATIONWIDE LEADERS FUND

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OBJECTIVES AND PRINCIPAL STRATEGIES

The Gartmore GVIT Nationwide Leaders Fund seeks a high total return from a concentrated portfolio of U.S. securities.

To achieve its objective, under normal conditions the Fund typically invests at least 80% of its net assets in equity securities of U.S. Leaders, primarily in common stocks and convertible securities. The Fund's portfolio manager generally intends to be fully invested in these securities. The Fund's portfolio manager seeks companies which generally meet one of the following character traits:

-  above average revenue growth,
-  consistent earnings growth,
-  above average earnings growth, or
-  the price of the security is attractive.

The Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies. Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will primarily invest in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalizations of companies in the S&P 500 Stock Index.

It usually will sell portfolio securities if:

-  The outlook of a company's earnings growth becomes less attractive.
-  More favorable opportunities are identified.
-  There is a significant increase in share price.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

TOTAL RETURN

Generally, total return means a combination of income and capital appreciation. In other words, the Fund looks for stocks and other securities that may pay dividends and other income, instead of relying solely on the security's prospects for increasing in value.

U.S. LEADERS

A U.S. Leader is defined as a U.S. company with a strong franchise capable of taking advantage of its positioning in the marketplace. The rationale for investing in U.S. Leaders arises from the expectation that these companies will dominate their respective industries due to their reputation of having quality management and superior products and services. A company is considered to be a U.S. company if it is organized under the laws of the U.S., has a principal place of business in the U.S. or its stock is traded primarily in the U.S.

MARKET CAPITALIZATION

Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 20 to 30 stocks, this risk may be increased.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" on page 12.

FUND SUMMARIES - GARTMORE GVIT NATIONWIDE LEADERS FUND

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PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The annual total return shown in the bar does not include charges that will be imposed by variable insurance contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURN-CLASS III SHARES(1):

                               [GRAPHIC OMITED]

2002     -5.8%

Best quarter:       10.4%     1st qtr. of 2002
Worst quarter:     -16.3%     3rd qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                       ONE         SINCE
                       YEAR     INCEPTION(1)
Class I shares(2)       -5.72%        -5.72%
Class II shares(2)      -6.02%        -6.02%
Class III shares        -5.78%        -5.78%
S&P 500 Index(3)       -22.10%       -22.10%

---------------
1    The Fund commenced operations on December 31, 2001.

2 These returns through May 9, 2002 for Class I shares and through December 31, 2002 for Class II shares are based on the performance of the Class III shares of the Fund which was achieved prior to the creation of Class I or Class II shares. Class III shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I or Class II shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been similar, except as noted below, as what Class III shares produced. This is because Class I and Class II shares invest in, or will invest in, the same portfolio of securities as Class III shares, and Class I shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 21 for more information.

3 The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the S&P 500 Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS II   CLASS III
                                        --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
  (as a percentage of amount
  redeemed)(2)                          N/A       N/A             1.00%
-----------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          0.90%      0.90%       0.90%
  Distribution and/or Service
    (12b-1) Fees                        None          0.25%  None
  Other Expenses                           0.28%      0.28%       0.26%
=======================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(3)                      1.18%      1.43%       1.16%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.10% for each Class at least through April 30, 2004. If the maximum amount of Rule 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.35% for Class I and Class III shares, and 1.60% for Class II shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FUND SUMMARIES - GARTMORE GVIT NATIONWIDE LEADERS FUND

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EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR   3 YEARS   5 YEARS   10 YEARS
           -------  --------  --------  ---------
Class I    $   120  $    375  $    649  $   1,432
Class II   $   146  $    452  $    782  $   1,713
Class III  $   118  $    368  $    638  $   1,409

FUND SUMMARIES - GARTMORE GVIT U.S. GROWTH LEADERS FUND

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OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT U.S. Growth Leaders Fund seeks long-term growth.

To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities of U.S. Growth Leaders. The portfolio managers generally intend to be fully invested in these securities. The Fund's portfolio managers look for companies whose earnings are expected to grow faster than other companies in the market. The Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund's portfolio managers usually will sell portfolio securities if:

-  It is unlikely earnings expectations will be met.
-  The price of the security is or becomes overvalued.
-  The outlook for a company's earnings growth becomes less attractive.
-  More favorable opportunities are identified.

The Fund will invest at least 25% of its assets in a group of companies in software and related technology industries.

In making decisions on whether to buy or sell a security, the portfolio managers are not limited by the portfolio turnover rate of the Fund. The portfolio managers participate in frequent portfolio transactions, which will lead to higher transaction costs, if the portfolio managers believe that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also invest in debt securities, indexed/structured securities, options, futures, swaps and other types of derivatives for hedging purposes or non-hedging purposes such as seeking to enhance return. The Fund may also engage in short selling. See the Statement of Additional Information (SAI) for a discussion of these securities.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

U.S. GROWTH LEADERS

A U.S. Growth Leader is defined as a U.S. company with a strong and improving franchise that is well positioned to take advantage of growth opportunities. The rationale for investing in U.S. Growth Leaders arises from the expectation that these companies, which will demonstrate high growth potential, will dominate their respective industries due to their reputation of having quality management and superior products and services. A company is considered to be a U.S. company if it is organized under the laws of the U.S., has a principal place of business in the U.S. or its stock is traded primarily in the U.S.

MARKET CAPITALIZATION

Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted by the portfolio managers' ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations. Derivatives can make the Fund less

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FUND SUMMARIES - GARTMORE GVIT U.S. GROWTH LEADERS FUND

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liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivatives. Lastly, changes in the value of derivative or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 20 to 30 stocks, this risk may be increased.

CONCENTRATION RISK. The Fund will invest 25% or more of its assets in companies in software and other technology related industries. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry of concentration. In addition to these general risk factors, the Fund may be especially susceptible to factors affecting software and other technology-related industries such as abrupt or erratic price movements due to the rapid pace of product change and development and significant competition pressures.

PORTFOLIO TURNOVER RISK. The portfolio managers engage in active and frequent portfolio trading of all or part of the securities of the Fund if they believe that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

SHORT SALES RISK. Short sales are the sale of a security the Fund does not currently own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at some later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short and the date the Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" on page 12.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The annual total return shown in the bar does not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURN-CLASS III SHARES(1):

                               [GRAPHIC OMITED]

Best quarter:        7.8%     4th qtr. of 2002
Worst quarter:     -15.7%     2nd qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                        ONE         SINCE
                        YEAR     INCEPTION(1)
                     ----------  ------------
Class I shares(2)       -23.79%       -23.79%
Class II shares(2)      -23.78%       -23.78%
Class III shares(2)     -23.59%       -23.59%
S&P 500 Index(3)        -22.10%       -22.10%


                                                                               7

FUND SUMMARIES - GARTMORE GVIT U.S. GROWTH LEADERS FUND

================================================================================

---------------
1    The Fund commenced operations on December 31, 2001.

2 These returns through June 3, 2002 for Class I shares and through December 31, 2002 for Class II shares are based on the performance of the Class III shares of the Fund which was achieved prior to the creation of Class I or Class II shares. Class III shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I or Class II shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been similar, except as noted below, as what Class III shares produced. This is because Class I and Class II shares invest in, or will invest in, the same portfolio of securities as Class III shares, and Class I shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 21 for more information.

3 The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the S&P 500 Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                 CLASS I   CLASS II   CLASS III
                                 --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from your
  investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                 N/A       N/A             1.00%
----------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees(3)                0.90%      0.90%       0.90%
  Distribution and/or
    Service (12b-1) Fees             None      0.25%        None
  Other Expenses                    0.28%      0.28%       0.23%
================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES(4)             1.18%      1.43%       1.13%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 The management fee given above is a base fee and may be higher or lower depending upon the Fund's performance relative to its benchmark, the S&P 500 Index. For more information concerning this Fund see the section entitled "Management" on page 14.

4 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.15% for each class at least through April 30, 2004. If the maximum amount of Rule 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.40% for Class I and Class III shares, and 1.65% for Class II shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursements to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 YEAR   3 YEARS   5 YEARS   10 YEARS
           -------  --------  --------  ---------
Class I    $   120  $    375  $    649  $   1,432
Class II   $   146  $    452  $    782  $   1,713
Class III  $   115  $    359  $    622  $   1,375

FUND SUMMARIES - GARTMORE GVIT WORLDWIDE LEADERS FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Worldwide Leaders Fund seeks long term capital growth.

GMF has chosen Gartmore Global Partners (GGP) as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities of companies throughout the world, including the U.S. Some of the companies will be multi-national companies operating throughout the world, while others will be located in, and tied economically primarily to, one country. Under normal conditions, the Fund will be invested in at least three different countries.

GGP chooses equity securities of companies that it considers to be "worldwide leaders." Specifically, through its research process, GGP looks to evaluate which industries offer the most attractive growth rates and which companies have earnings growth potential greater than that expected by the stock markets in which the Fund's securities are traded.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will typically invest in securities issued by approximately 30 companies.

The Fund primarily invests in equity securities, which may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trust securities and depositary receipts for any of the foregoing.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

In making decisions on whether to buy or sell a security, GGP is not limited by the portfolio turnover rate of the Fund. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs, if it believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

A "WORLDWIDE LEADER" is a company located anywhere in the world that, based on GGP's assessment, is well positioned to take advantage of growth opportunities in its industry. The "world- wide leaders," in which the Fund will invest, will include equity securities of companies that GGP believes offer long-term, strategic growth opportunities because of their strong competitive advantage within key growth segments and those of companies that GGP believes offer short-term tactical opportunities based on current circumstances. GGP will vary the combination of securities chosen for the Fund based on market conditions and the opportunities available.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since such countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FUND SUMMARIES - GARTMORE GVIT WORLDWIDE LEADERS FUND

================================================================================


MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or have a broader investment style.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 30 stocks, this risk may be increased.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities of the Fund if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 12.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

1998      19.1%
1999      22.9%
2000     -12.3%
2001     -18.8%
2002     -25.4%

Best quarter:       19.1%     4th Qtr. of 1998
Worst quarter:     -22.1%     3rd Qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002(2):

                                         ONE     FIVE      SINCE
                                        YEAR    YEARS   INCEPTION(3)
                                       -------  ------  ------------
Class I shares(1)                      -25.39%  -4.90%        -4.53%
Class II shares(4)                     -25.58%  -5.14%        -4.77%
Class III shares(4)                    -25.39%  -4.90%        -4.53%
Morgan Stanley Capital International
  (MSCI) World Index(5)                -19.54%  -1.76%        -1.14%

---------------
1 The existing shares of the Funds were designated Class I shares as of May 1, 2001.

2 Until May 1, 2000, the Fund was managed as a global equity fund, and up until that date, this performance represents this more diversified strategy.

3    The Fund commenced operations on October 31, 1997.

4 These returns through December 31, 2002 are based on the performance of the Class I shares of the Fund, which was achieved prior to the creation of Class II or Class III shares. Excluding the effects of any fee waivers or reimbursements, Class I shares average annual returns are substantially similar to what Class II and Class III shares would have produced because Class II and Class III shares will invest in the same portfolio of securities as Class I shares and Class III shares have the same expenses. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 21 for more information.

5 The Morgan Stanley Capital International (MSCI) World Index-an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia, and the Far East-gives a broad look at how the stock prices of these companies have performed. Unlike mutual funds, the MSCI World Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

FUND SUMMARIES - GARTMORE GVIT WORLDWIDE LEADERS FUND

================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS II   CLASS III
                                        --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                             N/A        N/A       1.00%
-----------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          1.00%      1.00%       1.00%
Distribution and/or Service
  (12b-1) Fees                             None       0.25%       None
  Other Expenses                           0.32%      0.32%       0.32%
=======================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                       1.32%      1.57%       1.32%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

           1 YEAR   3 YEARS   5 YEARS   10 YEARS
           -------  --------  --------  ---------
Class I    $   134  $    418  $    723  $   1,590
Class II   $   160  $    496  $    855  $   1,867
Class III  $   134  $    418  $    723  $   1,590

MORE ABOUT THE FUNDS

================================================================================


TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The SAI contains additional information about the Funds, including the Funds' other investment techniques. For information on how to obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES (ALL FUNDS). Convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non- convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS (WORLDWIDE LEADERS). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

SHORT SALES (U.S. GROWTH LEADERS). In selling a stock in which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of the security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

DERIVATIVES (U.S. GROWTH LEADERS). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

DEPOSITARY RECEIPTS (WORLDWIDE LEADERS). A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not

MORE ABOUT THE FUNDS

================================================================================


denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

REITS (WORLDWIDE LEADERS). The Fund may invest in real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITS involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible decline in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

PRINCIPAL RISKS

FOREIGN RISK (WORLDWIDE LEADERS). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

- COUNTRY-General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS-The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Funds to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Funds can earn on their investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNT STANDARDS-Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio managers to completely and accurately determine a company's financial condition.

- CURRENCY-Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments decline in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, a Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

MANAGEMENT

================================================================================


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2002. This discussion provides an overview of the economy and markets and how they affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers (in early 2003). The outlook foreseen by the portfolio manager at that time may not be realized.

GARTMORE GVIT NATIONWIDE LEADERS FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund outperformed on a relative basis, returning -5.78% (Class III) versus -22.10% for its benchmark, the S&P 500 Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

The market declined for the third consecutive year during 2002. Several factors hurt overall equity market performance and the Fund's performance as well. Among them was investors' loss of confidence and trust in corporate America in the wake of accounting fraud disclosure by WorldCom and Enron. Other negative factors included sluggish U.S. economic growth, which led to lackluster profits, and the uncertainty created by the threat of conflict with Iraq.

The Fund's significant outperformance versus its benchmark was the result of good stock selection and sector allocation decisions. Top- performing stocks included Ecolab Inc., which develops cleaning and maintenance products for institutions and industrial markets; Fortune Brands, Inc., a manufacturer of home products, spirits, wine, golf and office products; and Norfolk Southern Corp., a railroad transporter. Together, these three stocks were up an average of 16% for the year, and the Fund maintained about a 4% weighting in each holding. An absence of information technology stocks and an overweighted position in material stocks also added to returns.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

Top holdings included industrial companies Ecolab Inc., Parker Hannifin Corp. and Eaton Corp. These holdings performed well due to company-specific factors such as new products and market-share gains. St. Jude Medical, Inc., another top holding, advanced on strong demand for its cardiovascular medical products.

Major purchases included HCA Inc., the largest and premier hospital company in the United States, and Nucor Corp., the premier U.S. steel manufacturer. Positions sold during the period included Wellpoint Health Networks Inc., which was replaced with a faster-growing health maintenance organization, UnitedHealth Group. Wells Fargo & Co. also was sold, based on its exposure to the declining California housing market.

HOW IS THE FUND POSITIONED?

The Fund concentrates on our "best ideas" involving only 20 to 40 companies. Most of these will be held for the long term (at least a year). To remain in the Fund, these holdings must generate solid and consistent earnings growth and maintain a dominant market position.

A small portion of the Fund will be used to take advantage of shorter- term opportunities within the marketplace. For instance, because we believe that capital spending will improve in 2003, we added a position within the information technology sector, and we may continue to add positions. We reduced the Fund's consumer discretionary holdings on concerns that consumer spending might slow in 2003. We remain overweight in the industrials and materials sectors, given the outlook for the U.S. economy's continued recovery.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE GARTMORE GVIT NATIONWIDE
           LEADERS FUND (CLASS III SHARES) AND THE S&P 500 INDEX(1,2)

                               [GRAPHIC OMITED]

Fund Inception/     GVIT Fund Growth of $10,000     Benchmark Growth of $10,000
Previous 10 Yrs.  GARTMORE GVIT NATIONWIDE LEADERS         S&P 500 INDEX
----------------  --------------------------------  ---------------------------
12/31/2001                                  10,000                       10,000
12/31/2002                                   9,422                        7,790

                     GARTMORE GVIT NATIONWIDE LEADERS FUND:
                          Average Annual Total Returns
                        Periods ended December 31, 2002

                    1 Year   Life(3)
                    -------  -------
Class I shares(4)    -5.72%   -5.72%
Class II shares(4)   -6.02%   -6.02%
Class III shares     -5.78%   -5.78%


                                                                              14

MANAGEMENT

================================================================================


---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Fund commenced operations December 31, 2001.

4 These returns through May 9, 2002 for Class I shares and through December 31, 2002 for Class II shares are based on the performance of the Class III shares of the Fund which was achieved prior to the creation of Class I or Class II shares. Class III shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I or Class II shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been similar, except as noted below, as what Class III shares produced. This is because Class I or Class II shares invest in, or will invest in, the same portfolio of securities as Class III shares, and Class I shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class II shares, these returns have been restated for the applicable sales charges. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 20 for more information.

Past performance is not predictive of future performance.

GARTMORE GVIT U.S. GROWTH LEADERS FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -23.59% (Class
III) versus -22.10% for the S&P 500 Index, its benchmark, and -37.58% for the Nasdaq 100 Index, which is included as a comparison to the Fund because the Fund holds a significant portion of its assets in high growth stocks similar to those in the NASDAQ 100.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

The equity markets declined for a third consecutive year as a number of geopolitical and market factors came to a head during 2002. The fear of new terrorist attacks kept investors jittery, and their confidence crumbled in the wake of several major corporate bankruptcies. The earnings picture also was dismal as many corporations reported weaker than expected earnings.

The Fund performed in line with its benchmark, the S&P 500 Index (down more than 20% due to broadly negative market conditions), yet it significantly outpaced the NASDAQ 100 Index's performance primarily because it held a smaller position in the technology sector (approximately 45% compared to 60%). During much of the bear market, the technology sector was severely hampered by weak capital spending for technology-related items, as well as a glut of competition (particularly in the network storage industry) that has limited technology companies' pricing powers.

Despite finishing in negative territory, the Fund's health-care holdings boosted its performance in relation to the S&P 500 and the NASDAQ 100 Indexes. Strong stock selection in the pharmaceuticals industry and an emphasis on health-care equipment and supplies, which is considered a defensive or stable area, helped the Fund offset broader losses in the health-care sector.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS DURING THE PERIOD.

The Fund's holdings consist of only the managers' best ideas. This strategy makes the Fund flexible enough to invest in individual companies, even if the managers are not optimistic about a broad sector. For example, although consumer spending began to weaken during the latter part of 2002, the Fund purchased The Gap, Inc. (also a top holding) because it experienced strong same-store sales growth. However, the Fund sold videogame maker Electronic Arts, Inc. as consumers began to turn away from the firm's products.

HOW IS THE FUND POSITIONED?

We are cautiously optimistic about the technology sector's recovery, because we believe this area will experience stronger growth based on increased capital spending. Therefore, we added to positions in the semiconductor equipment and products and communications equipment industries to capture anticipated growth.

We also slightly increased the Fund's holdings in the energy sector, specifically oil and gas companies, to capitalize on the oil price increases that have occurred in response to rising geopolitical pressures. Although we are not bullish on consumer stocks as a whole, we continue to find attractive opportunities in specialty retailers.

MANAGEMENT

================================================================================


COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE GARTMORE GVIT U.S. GROWTH
           LEADERS FUND (CLASS III SHARES) AND THE S&P 500 INDEX(1,2)

                               [GRAPHIC OMITED]

Fund Inception/     GVIT Fund Growth of $10,000    Benchmark Growth of $10,000
Previous 10 Yrs.  GARTMORE GVIT US GROWTH LEADERS         S&P 500 INDEX
----------------  -------------------------------  ---------------------------
12/31/2001                                 10,000                       10,000
12/31/2002                                  7,641                        7,790

                    GARTMORE GVIT U.S. GROWTH LEADERS FUND:
                          Average Annual Total Returns
                        Periods ended December 31, 2002

                     1 Year   Life(3)
                     -------  -------
Class I shares(4)    -23.79%  -23.79%
Class II shares(4)   -23.78%  -23.78%
Class III shares(4)  -23.59%  -23.59%

---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Fund commenced operations December 31, 2001.

4 These returns through June 3, 2002 for Class I shares and through December 31, 2002 for Class II shares are based on the performance of the Class III shares of the Fund which was achieved prior to the creation of Class I or Class II shares. Class III shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I or Class II shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been similar, except as noted below, as what Class III shares produced. This is because Class I or Class II shares invest in the same portfolio of securities as Class III shares, and Class I shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class II shares, these returns have been restated for the applicable sales charges. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 20 for more information.

Past performance is not predictive of future performance.

GARTMORE GVIT WORLDWIDE LEADERS FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -25.39% (Class
I) versus -19.54% for its benchmark, the Morgan Stanley Capital International World Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

Global equity markets fell in 2002 due to weaker-than-expected economic growth, which stunted demand and dampened corporate earnings. Corporate governance issues and geopolitical concerns added more weight to the market's decline. Economic growth was sporadic in the United States, but weak in Europe and Japan. Two economic growth bright spots during 2002 were in the United Kingdom and China, which were driven by stimulative monetary policies and robust domestic growth, respectively.

The Fund's under performance relative to the benchmark was mainly due to unusually high levels of purchases and redemption activity by shareholders. Performance was also hurt by the performance of its industrial and technology stocks which fell during the year. Fund performance was helped by stock selection within the consumer discretionary and health-care sectors, but hurt by the Fund's industrial holdings. Stock selection within Japan, the United States and the United Kingdom was strong, but it was weak in Sweden (due primarily to Ericsson, which fell on weak demand).

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD?

The Fund's top holdings included George Wimpey PLC, one of the United Kingdom's largest homebuilders, which gained on the strong U.K. housing demand. Kingfisher PLC, the U.K. retailer, also advanced due to robust consumer spending on home-related products. Another top holding, JetBlue Airways Corp., a two-year old U.S. discount airline, was up based on its excellent service and value pricing.

Stock positions that detracted from performance included Ericsson, the Swedish leading provider of wireless communication equipment, which fell on weaker mobile phone demand. Pfizer Inc. also fell, based on concerns about its new drug development pipeline and patent expirations.

HOW IS THE FUND POSITIONED?

We expect the market to reflect improving conditions during 2003. Therefore, we are positioned slightly more aggressively. We have

MANAGEMENT

================================================================================


increased our allocations in the information technology and telecommunications sectors. We also have increased our holdings in Japan, a market that tends to perform well under improving global market conditions. We added securities that typically magnify the market's movement, such as Nomura Holdings, Inc., the Japanese investment banking firm, and Sanyo Electric Co, the Japanese electrical device and appliance maker.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
              GARTMORE GVIT WORLDWIDE LEADERS FUND (CLASS I SHARES)
                  AND THE MORGAN STANLEY CAPITAL INTERNATIONAL
                                (MSCI) INDEX(1,2)

                               [GRAPHIC OMITED]

Fund Inception/     GVIT Fund Growth of $10,000    Benchmark Growth of $10,000
Previous 10 Yrs.  GARTMORE GVIT WORLDWIDE LEADERS       MSCI WORLD INDEX
----------------  -------------------------------  ---------------------------
10/31/1997                                 10,000                       10,000
12/31/1997                                 10,118                       10,304
12/31/1998                                 12,054                       12,859
12/31/1999                                 14,816                       16,118
12/31/2000                                 12,991                       14,036
12/31/2001                                 10,547                       11,717
12/31/2002                                  7,870                        9,427

                      GARTMORE GVIT WORLDWIDE LEADERS FUND:
                          Average Annual Total Returns
                        Periods ended December 31, 2002

                     1 Year   5 Years   Life(3)
                     -------  --------  -------
Class I shares       -25.39%    -4.90%   -4.53%
Class II shares(4)   -25.58%    -5.14%   -4.77%
Class III shares(4)  -25.39%    -4.90%   -4.53%

---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Morgan Stanley Capital International (MSCI) World Index-an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia, and the Far East-gives a broad look at how the stock prices of these companies have performed. Unlike mutual funds, the MSCI World Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Worldwide Leaders Fund commenced operations October 31, 1997.

4 These returns through December 31, 2002 are based on the performance of the Class I shares of the Fund, which was achieved prior to the creation of Class II or Class III shares. Excluding the effects of any fee waivers or reimbursements, Class I shares average annual returns are substantially similar to what Class II and Class III shares would have produced because Class II and Class III shares will invest in the same portfolio of securities as Class I shares and Class III shares and have the same expenses. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares-Short-Term Trading Fees" on page 20 for more information.

Past performance is not predictive of future performance.

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of each Funds' assets and supervises the daily business affairs of each of the Funds. GMF was organized in 1999, and advises mutual funds. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management, of which $16.6 billion was managed by GMF.

The GARTMORE GVIT NATIONWIDE LEADERS FUND pays GMF a management fee, which is based on the Fund's average daily net assets. The total management fee paid by the Fund for the fiscal year ended December 31, 2002, expressed as a percentage of the Fund's average net assets and not taking into account any applicable waivers, was 0.90%.

The GARTMORE GVIT U.S. GROWTH LEADERS FUND pays GMF a base management fee which may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500 Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under- or overperformance is less than 12% and GMF will receive the applicable base fee (the applicable base fee is calculated according to the breakpoint structure listed below). The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The SAI contains more detailed information about any possible performance based adjustments. The management fee payable* is based on the Fund's average daily net assets and includes breakpoints so fees, as a percentage of net assets, decrease as assets increase:

                          MIN   BASE    MAX
NET ASSETS                FEE    FEE    FEE
----------              -----  -----  -----
0-$500 million          0.68%  0.90%  1.12%
500 million-$2 billion  0.62%  0.80%  0.98%
$2 billion +            0.59%  0.75%  0.91%


                                                                              17

MANAGEMENT

================================================================================

---------------
* The total management fee paid by the Fund for the fiscal year ended December 31, 2002, expressed as a percentage of the Fund's average net assets and not taking into account any applicable waivers, was 0.90%.

THE GARTMORE GVIT WORLDWIDE LEADERS FUND pays GMF a management fee, which is based on the Fund's average daily net assets. The total maximum fee paid by the Fund for the fiscal year ended December 31, 2001-expressed as a percentage of the Fund's average daily net assets-was 1.00%.

PORTFOLIO MANAGER-GARTMORE GVIT NATIONWIDE LEADERS FUND

Simon Melluish is the portfolio manager of the Fund. As portfolio manager, Mr. Melluish is responsible for the day-to-day management of the Fund and selection of the Fund's investments.

Mr. Melluish joined Gartmore Investment Management plc ("GIM"), an affiliate of GMF, in 1995 as an Investment Manager for the Global Portfolio Team. In July 2000, he was appointed head of U.S. equities for GIM. Mr. Melluish is a senior portfolio manager for GMF and also currently manages the Gartmore Nationwide Leaders Fund and co-manages the Gartmore Total Return Fund and the Gartmore GVIT Total Return Fund.

PORTFOLIO MANAGERS-GARTMORE GVIT U.S. GROWTH LEADERS FUND

Christopher Baggini and Aaron Harris are the co-portfolio managers of the Fund. As co-portfolio managers, they are responsible for the day-today management of the Fund and the selection of the Fund's investments.

Mr. Baggini joined GMF in March 2000. Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors from November 1996 to March 2000.

Mr. Harris joined GMF in April 2000. Prior to joining GMF, Mr. Harris was co-portfolio manager for the Nicholas-Applegate Global Technology Fund from 1998-March 2000 and was an investment analyst in Global Research at Nicholas-Applegate from 1995-1997.

SUBADVISER - GARTMORE GVIT WORLDWIDE LEADERS FUND

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428 is the subadviser to the Gartmore GVIT Worldwide Leaders Fund. Subject to the supervision of GMF and the Trustees, GGP will manage the Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of March 31, 2003, GGP and its U.S. affiliates manage approximately $31.2 billion in assets.

Out of its management fee, GMF paid GGP an annual subadvisory fee for the fiscal year ended December 31, 2002, based on the Fund's average daily net assets of 0.60%.

Prior to January 2, 2002, the Gartmore GVIT Worldwide Leaders Fund was managed by J.P. Morgan Investment Management, Inc.

MULTI-MANAGER STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers unaffiliated with GMF without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new sub- adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Funds:

-    performing initial due diligence on prospective subadvisers for the Funds
- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
-    communicating performance expectations and evaluations to the subadvisers
- ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

PORTFOLIO MANAGER - GARTMORE GVIT WORLDWIDE LEADERS FUND

Neil Rogan is the leader of the portfolio management team responsible for the day-to-day management of the Gartmore GVIT Worldwide Leaders Fund. He also manages the Gartmore Worldwide Leaders Fund and other investment companies not offered in the U.S. Mr. Rogan joined Gartmore Investment Management plc, an affiliate of GGP, as head of Asia Pacific Equities in September 1997. In December 1999, he was appointed head of International Equities with responsibility for the Asia Pacific, Emerging Markets, Japanese, US and Global Equities management teams. In

MANAGEMENT

================================================================================


January 2001 Mr. Rogan undertook responsibility for the Global Equity Team. Prior to joining Gartmore, Mr. Rogan worked for Touche Remnant, where he specialized in Pacific & Emerging Markets (1982-1985), Flemings in London, where he was appointed head of the Pacific Region Portfolios Group in 1989 (1985-1992) and Jardine Fleming Investment Management in Hong Kong, where he served as a director and senior fund manager (1992-1997). Mr. Rogan is also an associate member of the UK Society of Investment Professionals.

BUYING AND SELLING FUND SHARES

================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its affiliate insurance companies (collectively, Nationwide), to fund benefits payable under variable insurance contracts. Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services necessary for them to receive 12b-1 fees, may sell Class II shares. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells Class I and Class III shares to separate accounts of Nationwide, and may also sell Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine its NAV when:

-    It has not received any orders to purchase, sell or exchange shares; or
-    Changes in the value of the Fund's portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds' administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

BUYING AND SELLING FUND SHARES

================================================================================


If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay any exchange, transfer, or redemption request. Such requests may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in a Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging
2. Variable insurance contract withdrawals or loans, including required minimum distributions
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate its distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, a Fund that has Class II shares pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales changes.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or for the period of the Fund's operations if less than five years). Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACT. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statement, is included in the annual report, which is available upon request.

                                                                            GARTMORE GVIT NATIONWIDE LEADERS FUND
                                                                       ----------------------------------------------
                                                                       CLASS I SHARES         CLASS III SHARES
                                                                       --------------  ------------------------------
                                                                        PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                                        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                          2002 (a)          2002          2001 (b)
                                                                       --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD                                  $       11.20   $       10.08   $       10.00
                                                                       --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                                                         0.03            0.04               -
  Redemption fees                                                               0.02            0.02               -
  Net realized and unrealized gains (losses) on investments                    (1.75)          (0.64)           0.08
                                                                       --------------  --------------  --------------
    Total investment activities                                                (1.70)          (0.58)           0.08
                                                                       --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                                        (0.06)          (0.06)              -
                                                                       --------------  --------------  --------------
    Total distributions                                                        (0.06)          (0.06)              -
                                                                       --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                                        $        9.44   $        9.44   $       10.08
                                                                       ==============  ==============  ==============
Total Return                                                              (15.17%)(c)         (5.78%)       0.80% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                                   $         247   $       8,463   $       1,008
  Ratio of expenses to average net assets                                   1.12% (d)           1.15%       1.25% (d)
  Ratio of net investment income to average net assets                      1.03% (d)           0.80%      (0.16%)(d)
  Ratio of expenses (prior to reimbursements) to average net assets*              (e)           1.16%      20.55% (d)
  Ratio of net investment income (loss) (prior to reimbursements)                 (e)           0.79%     (19.46%)(d)
  to average net assets*
  Portfolio turnover (f)                                                      105.28%         105.28%           0.00%
---------------------------------------------------------------------------------------------------------------------

*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  For the period from May 9, 2002 (commencement of operations) through December 31, 2002.
(b)  For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 31, 2001. On the effective date, the net asset value was $10.08 per share.
(c)  Not annualized.
(d)  Annualized.
(e)  There were no fee reductions during the period.
(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS

                                                                            GARTMORE GVIT U.S. GROWTH LEADERS FUND
                                                                       ----------------------------------------------
                                                                       CLASS I SHARES         CLASS III SHARES
                                                                       --------------  ------------------------------
                                                                        PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                                        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                          2002 (a)          2002          2001 (b)
                                                                       --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD                                  $        8.64   $        9.92   $       10.00
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                                 (0.02)          (0.05)              -
  Redemption fees                                                               0.01            0.01               -
  Net realized and unrealized gains (losses) on investments                    (1.07)          (2.30)          (0.08)
                                                                       --------------  --------------  --------------
    Total investment activities                                                (1.08)          (2.34)          (0.08)
                                                                       --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                                        $        7.56   $        7.58   $        9.92
                                                                       ==============  ==============  ==============
Total Return                                                              (12.50%)(c)        (23.59%)      (0.80%)(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                                   $         476   $       6,501   $       2,976
  Ratio of expenses to average net assets                                   1.16% (d)           1.10%       1.25% (d)
  Ratio of net investment income (loss) to average net assets              (0.56%)(d)         (0.64%)      (0.40%)(d)
  Ratio of expenses (prior to reimbursements) to average net assets*              (e)             (e)       7.56% (d)
  Ratio of net investment income (loss) (prior to reimbursements)                 (e)             (e)      (6.71%)(d)
  to average net assets*
  Portfolio turnover (f)                                                      754.41%         754.41%           9.71%
---------------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period from June 3, 2002 (commencement of operations) through December 31, 2002.
(b) For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 31, 2001. On the effective date, the net asset value was $9.92 per share.
(c)  Not annualized.
(d)  Annualized.
(e)  There were no fee reductions during the period.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS

                                                                        GARTMORE GVIT WORLDWIDE LEADERS FUND
                                                   ------------------------------------------------------------------------------
                                                                                  CLASS I SHARES
                                                   ------------------------------------------------------------------------------
                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                        2002          2001 (a)          2000            1999            1998
                                                   --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD              $        9.28   $       11.65   $       13.89   $       11.75   $       10.10
                                                   --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                             (0.04)           0.07            0.13            0.07            0.11
  Net realized and unrealized gains (losses) on
    investments                                            (2.29)          (2.26)          (1.81)           2.60            1.81
                                                   --------------  --------------  --------------  --------------  --------------
    Total investment activities                            (2.33)          (2.19)          (1.68)           2.67            1.92
                                                   --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                    (0.08)          (0.18)          (0.11)          (0.05)          (0.19)
  Net realized gains                                           -               -           (0.44)          (0.48)          (0.08)
  Tax return of capital                                    (0.02)              -           (0.01)              -               -
                                                   --------------  --------------  --------------  --------------  --------------
    Total distributions                                    (0.10)          (0.18)          (0.56)          (0.53)          (0.27)
                                                   --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                    $        6.85   $        9.28   $       11.65   $       13.89   $       11.75
                                                   ==============  ==============  ==============  ==============  ==============
Total Return                                             (25.39%)        (18.81%)        (12.32%)          22.92%          19.14%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)               $      26,467   $      70,469   $      81,359   $      60,840   $      21,527
  Ratio of expenses to average net assets                   1.32%           1.20%           1.20%           1.20%           1.20%
  Ratio of net investment income (loss) to                  0.29%           0.66%           1.01%           0.31%           0.66%
    average net assets
  Ratio of expenses (prior to reimbursements) to
    average net assets*                                     1.32%           1.30%           1.42%           1.54%           1.46%
  Ratio of net investment income (loss) (prior
    to reimbursements) to average net assets*               0.29%           0.56%           0.79%         (0.03%)           0.40%
  Portfolio turnover                                      529.97%         128.06%         184.98%          79.22%          59.01%
---------------------------------------------------------------------------------------------------------------------------------

*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov




GARTMORE FUNDS             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213



Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

WWW.GARTMOREFUNDS.COM

INTERNATIONAL Series

Gartmore GVIT Emerging Markets Fund
Gartmore GVIT International Growth Fund


GARTMORE FUNDS                                             www.gartmorefunds.com


================================================================================

PROSPECTUS

April 28, 2003


                                [GRAPHIC OMITTED]


                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
GARTMORE                      To state otherwise is a crime.


--------------------------------------------------------------------------------
LOOK BEYOND(SM)

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES


GARTMORE GVIT EMERGING MARKETS FUND . . . . . . . . . . . . . . . . . . . .    3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT INTERNATIONAL GROWTH FUND . . . . . . . . . . . . . . . . . .    6
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Management's Discussion of Fund Performance
Investment Adviser
Subadviser
Portfolio Management Teams

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . . . . . . . . .   15
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . .   BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about two funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 9. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

Because each of the Funds invests primarily in securities of foreign companies, each Fund may present substantially higher risks and greater volatility than other funds. Each Fund is not appropriate for conservative investors. The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

Each Fund offers three classes of shares: Class I, Class II and Class III shares. This prospectus provides information with respect to these classes. The share classes have different expenses and are available for purchase through different variable insurance contracts.

For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 15.

FUND SUMMARIES-GARTMORE GVIT EMERGING MARKETS FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Emerging Markets Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Gartmore Global Asset Management Trust (GGAMT), the Fund's investment adviser, has chosen Gartmore Global Partners (GGP), as subadviser, to manage the Fund's portfolio on a day-to-day basis. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are located in emerging markets or developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. GGP selects regions or countries and companies it believes have the potential to deliver unexpected earnings growth.

GGP looks for emerging markets that it believes will have strong economic growth, and tries to avoid emerging markets that it believes might be politically or economically unstable.

The Fund invests primarily in equity securities which may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts. The Fund may utilize derivatives, primarily futures, in order to manage short-term investments from certain contract holders and are designed to protect the Fund from market timing activity by reducing portfolio transaction costs. The Fund may also engage in securities lending in order to generate additional income for the Fund.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

In making decisions on whether to buy or sell a security, GGP is not limited by the portfolio turnover rate of the Fund. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs, if GGP believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs. The Fund may also engage in securities lending in order to generate additional income for the Fund.

EMERGING MARKETS
Emerging market countries are countries that

- Have been defined as emerging market countries by the International Finance Corporation,
-    Have a low-to-middle income economy according to the World Bank, or
-    Are listed as developing countries in World Bank publications.

There are over 25 countries that currently qualify as emerging market countries, including Brazil, China, Korea, Mexico and Taiwan.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

EMERGING MARKETS RISK. The Fund invests primarily in equity securities of companies in emerging market countries, including securities denominated in foreign currencies. Those investments involve special risks and are generally riskier than domestic investments and other kinds of foreign investments, particularly because emerging market countries may be less stable from a political and economic standpoint than other countries. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. It may also be more difficult to buy and sell securities in emerging market countries. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the securities in which the Fund invests are subject to significant changes in value due to exchange rate fluctuations.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of

FUND SUMMARIES-GARTMORE GVIT EMERGING MARKETS FUND

================================================================================


the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

RISK OF HOLDING A SMALLER NUMBER OF SECURITIES. The Fund generally holds 80 to 100 stocks (other equity funds typically hold more securities than the Fund). Because of this greater concentration, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.
For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 9.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

                    ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPH OMITTED]

Best quarter:       28.8%     4th qtr. of 2001
Worst quarter:     -27.8%     3rd qtr. of 2001

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                        ONE       SINCE
                                       YEAR    INCEPTION(2)
                                      -------  ------------
Class I shares(1)                     -15.23%       -19.39%
Class II shares(3)                    -15.31%       -19.55%
Class III shares(3)                   -15.19%       -19.38%
S&P/IFCI Emerging Composite Index(4)   -3.93%       -10.23%

---------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on August 30, 2000.

3 These returns through March 4, 2002 for Class II shares and May 2, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares

FUND SUMMARIES-GARTMORE GVIT EMERGING MARKETS FUND

================================================================================


     had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in the same portfolio of securities as Class I shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 16 for more information.

4 The S&P/IFCI Emerging Composite Index is an unmanaged index that aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS II   CLASS III
                                        --------  ---------  ----------
Shareholder Fees (1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
redeemed or exchanged)(2)                    N/A        N/A       1.00%
-----------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          1.15%      1.15%       1.15%
  Distribution and/or 12b-1 Fees            None      0.25%        None
  Other Expenses                           0.26%      0.31%       0.31%
=======================================================================
Total Annual Fund
  OPERATING EXPENSES(3)                    1.41%      1.71%       1.46%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.40% for each Class at least through April 30, 2004. If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.65% for Class I and Class III shares, and 1.90% for Class II shares before GGAMT would be required to limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of other expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT within the first three years of Fund operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     -------  --------  --------  ---------
Class I              $   144  $    446  $    771  $   1,691
Class II             $   174  $    539  $    928  $   2,019
Class III            $   149  $    462  $    797  $   1,746

FUND SUMMARIES-GARTMORE GVIT INTERNATIONAL GROWTH FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT International Growth Fund seeks long term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

GGAMT, the Fund's investment adviser, has chosen GGP, as subadviser, to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests in equity securities of established companies that are tied economically to a number of countries throughout the world, other than the United States. GGP selects regions or countries, and companies it believes have the potential for unexpected growth.

The Fund primarily invests in equity securities which may include common stocks, equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts. The fund may utilize derivatives, primarily futures, in order to manage short-term investments from certain contract holders and are designed to protect the Fund from market timing activity by reducing portfolio transaction costs.

In making decisions on whether to buy or sell in a security, GGP is not limited by the portfolio turnover rate of the Fund. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs, if GGP believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs. The Fund may also engage in securities lending in order to generate additional income for the Fund.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since such countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund.

FUND SUMMARIES-GARTMORE GVIT INTERNATIONAL GROWTH FUND

================================================================================


Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 9.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):


[GRAPH OMITTED]


Best quarter:        4.5%     4th qtr. of 2002
Worst quarter:     -21.5%     3rd qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                               ONE       SINCE
                                              YEAR    INCEPTION(2)
                                             -------  ------------
Class I shares(1)                            -24.10%       -27.78%
Class II shares(3)                           -24.30%       -27.97%
Class III shares(3)                          -23.94%       -27.72%
Morgan Stanley Capital International (MSCI)
   All Country World Index Free ex U.S.(4)   -14.67%       -17.50%

---------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on August 30, 2000.

3 These returns through December 31, 2002 for Class II shares and May 2, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in the same portfolio of securities as Class I shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 16 for more information.

4 The MSCI All Country World Index Free ex U.S. is an unmanaged index that contains global companies that are replicas of their local markets not including any securities in the United States. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FUND SUMMARIES-GARTMORE GVIT INTERNATIONAL GROWTH FUND

================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS II   CLASS III
                                        --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fees
   (as a percentage of amount
   redeemed)(2)                              N/A        N/A       1.00%
-----------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          1.00%      1.00%       1.00%
  Distribution and/or 12b-1 Fees            None      0.25%        None
  Other Expenses                           0.33%      0.43%       0.43%
=======================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                       1.33%      1.68%       1.43%
-----------------------------------------------------------------------
Amount of Fee Waiver/
  Expense Reimbursement                    0.03%      0.03%       0.03%
=======================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES
  (AFTER WAIVERS/
  REIMBURSEMENTS)(3)                       1.30%      1.65%       1.40%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.25% for each Class at least through April 30, 2004. If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.50% for Class I and Class III shares and 1.75% for Class II shares before GGAMT would be required to limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT within the first three years of Fund operations.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     -------  --------  --------  ---------
Class I              $   132  $    418  $    726  $   1,599
Class II             $   168  $    527  $    910  $   1,985
Class III            $   143  $    449  $    779  $   1,710

MORE ABOUT THE FUNDS

================================================================================


TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

PREFERRED STOCK. (EMERGING MARKETS) Preferred stocks are a type of equity security. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. However, because of their dividend feature, preferred stocks may not fluctuate in value as much as the issuer's common stock unless the preferred stock is convertible into such common stock. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer. The decision for the Fund to invest in the preferred stock of a company rather than (or in addition to) its common stock is dictated by market conditions. In addition, in some markets, preferred stock may be more liquid than common stock, enabling the Fund to sell the preferred stock more readily at the desired price while also incurring lower transaction costs (such as brokerage commissions).

CONVERTIBLE SECURITIES. (BOTH FUNDS) Convertible securities- also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non- convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

DERIVATIVES. (BOTH FUNDS) A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, a stock option is a derivative because its value changes in relation to the performance of the underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

MORE ABOUT THE FUNDS

================================================================================


REITS. (INTERNATIONAL GROWTH) Real estate investment trusts (REITs) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties.

DEPOSITARY RECEIPTS. (BOTH FUNDS) A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company, and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PRINCIPAL RISKS

FOREIGN RISK. (BOTH FUNDS) Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

- COUNTRY-General securities market movements in any country in which a Fund has investments, are likely to affect the value of a Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS-A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS-Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

- CURRENCY-A significant portion of a Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

MANAGEMENT

================================================================================


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2002. This discussion provides an overview of the economy and the markets and how they affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio manager (in early 2003). The outlook foreseen by the portfolio managers as of that time may or may not be realized.

GARTMORE GVIT EMERGING MARKETS FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -15.23% (Class
I) versus -3.93% for its benchmark, the S&P/IFC Emerging Markets Composite
Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED THE FUND'S PERFORMANCE?

In the past, the Fund or markets in general have been export-dependent and have performed well, largely when export activity was strong and the global economy was healthy.

However, during the past few years, despite weak global economic growth, emerging markets have outperformed developed markets. In particular, during 2002, emerging markets outperformed the S&P 500 Index by 18%. This was driven in part by strong intra-regional trade and robust economic growth from China.

The Fund's underperformance relative to its benchmark was mainly due to unusually high levels of purchase and redemption activity by shareholders. Fund performance, however was helped by the Fund's positioning to take advantage of Asia's domestically driven growth. This stance included industrial stocks such as China's Yangming Marine Transport Corp. and South Korea's Daewoo Shipbuilding Marine & Engineering Co., Ltd. Good stock selection in South Korea and within the information technology sector also helped returns.

The Fund's holdings in Turkey and Brazil, and its underweighted position in South Africa also hurt market returns relative to the benchmark. Holdings in Turkey suffered from its weak economy, while Brazilian equities were depressed by the market's concern about Brazil's presidential election. However, once the elections concluded, the Brazilian market rallied. During the fourth quarter of 2002, Brazil was the Fund's best-performing market. South Africa's market rose more than 50% for the year, driven by improving market conditions and rising commodity prices.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

Top holdings included Korean consumer electronics companies Samsung Electronics Co. Ltd. and LG Electronics. Korea's sixth- largest commercial bank, Shinhan Financial Group Co. Ltd, also was a large holding.

Major purchases during the period included Hyundai Heavy Industries Co. Ltd., the Korean ship manufacturer; and LG Card Co. Ltd., the Korean credit card company, which was purchased based on higher consumer spending. However, after tighter credit card regulations were introduced in South Korea, we sold the position.

HOW IS THE FUND POSITIONED?

Given the uncertainty facing global markets, the Fund is focusing on areas and companies that are least exposed to struggling global economic issues and rising geopolitical tensions. For instance, the Fund is concentrating on industrial companies within Asia due to its robust domestically driven growth. The Fund's exposure to medium and small-sized companies has increased because these companies are also subject more to domestic rather than global influences.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
              GARTMORE GVIT EMERGING MARKETS FUND (CLASS I SHARES)
            AND THE S&P/IFCI EMERGING MARKETS COMPOSITE INDEX(1),(2)


Fund Inception/   GVIT Fund Growth of $10,000     Benchmark Growth of $10,000
Previous 10 Yrs.  GARTMORE GVIT EMERGING MARKETS  S&P/IFC INVESTABLE INDEX
----------------  ------------------------------  ---------------------------
8/30/2000                                 10,000                       10,000
12/31/2000                                 7,517                        7,850
12/31/2001                                 7,127                        7,989
12/31/2002                                 6,042                        7,674


                       GARTMORE GVIT EMERGING MARKETS FUND
                          Average Annual Total Returns
                         Periods ended December 31, 2002


                                         1 Year   Life(3)
                                         -------  -------
Class I shares                           -15.23%  -19.39%
Class II shares(4)                       -15.31%  -19.55%
Class III shares(4)                      -15.19%  -19.38%

---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions.


                                                                              11

MANAGEMENT

================================================================================


2 The S&P/IFCI Emerging Composite Index is an unmanaged index that aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

3    The Gartmore GVIT Emerging Markets Fund commenced operations August 30,
     2000.

4 These returns through March 4, 2002 for Class II shares and May 2, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in the same portfolio of securities as Class I shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 16 for more information.

Past performance is not predictive of future performance.

GARTMORE GVIT INTERNATIONAL GROWTH FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -24.10% (Class
I) versus -14.67% for its benchmark, the Morgan Stanley Capital International
(MSCI) All Country World Free Ex United States Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED THE FUND'S PERFORMANCE?

Global equity markets fell in 2002 due to weaker-than-expected economic growth, which stunted demand and dampened corporate earnings. Corporate governance issues and geopolitical concerns added more weight to the market's decline. Economic growth was sporadic in the United States, and weak in Europe and Japan. Two economic growth bright spots during 2002 were the United Kingdom and China, which were driven by stimulative monetary policies and robust domestic growth, respectively.

The Fund's underperformance relative to its benchmark was mainly due to unusually high levels of purchase and redemption activity by shareholders. Fund performance was, however, helped by good stock selection within the consumer discretionary, information technology, consumer staples and financial sectors. Stock selection within the industrial sector hurt performance, as well as an average overweighted position in the information technology sector.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

The Fund's top holdings included BP plc, the U.K. oil producer, and TotalFina Elf S.A., the French oil producer, both of which benefited from higher oil prices. Low inventories, war possibilities and the Venezuelan oil workers strike all contributed to the oil price hike. Vodafone Group PLC, the United Kingdom's leading telecommunications stock, also was a top holding. Unfortunately, this stock's price fell during the year due to slower demand and high debt levels.

Major purchases included Kirin Brewery Co., LTD., the Japanese beer producer; NC Soft Corp., the Korean-based global leader in online gaming, and SECOM Co. Ltd., the Japanese security company, which was bought due to rising crime rates in Japan. Toyota Motor Corp. and Nissan Motor Co., Ltd. were both sold, based on concerns about future consumer spending.

HOW IS THE FUND POSITIONED?

We are positioning the Fund slightly more aggressively, based on our expectation of stronger global economic growth, better profits and improving market conditions. More specifically, we have increased the Fund's allocations to economically sensitive sectors, including materials, information technology and energy.

Geographically, we have reduced our underweighting in Japan, adding to Japanese banking shares as the fiscal year-end approaches. We remain overweighted in Asian markets, where robust consumption growth is offsetting weakening export demand. We are overweighted in U.K. equities, because valuations look compelling against a solid domestic economy. In continental Europe, we expect that the less- stimulatory monetary environment will delay any recovery, and therefore the Fund is underweighted in the region.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
            GARTMORE GVIT INTERNATIONAL GROWTH FUND (CLASS I SHARES)
               AND THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI)
                   ALL COUNTRY WORLD INDEX FREE EX U.S.(1),(2)


Fund Inception/   GVIT Fund Growth of $10,000         Benchmark Growth of $10,000
Previous 10 Yrs.  GARTMORE GVIT INTERNATIONAL GROWTH  MSCI ALL COUNTRY WORLD INDEX FREE EX US
----------------  ----------------------------------  ---------------------------------------
8/30/2000                                     10,000                                   10,000
12/31/2000                                     8,630                                    9,033
12/31/2001                                     6,158                                    7,272
12/31/2002                                     4,673                                    6,205

MANAGEMENT

================================================================================


                     GARTMORE GVIT INTERNATIONAL GROWTH FUND
                          Average Annual Total Returns
                         Periods ended December 31, 2002

                                           1 Year   Life(3)
                                           -------  -------
Class I shares                             -24.10%  -27.78%
Class II shares(4)                         -24.30%  -27.97%
Class III shares(4)                        -23.94%  -27.72%

---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The MSCI All Country World Index Free ex U.S. is an unmanaged index that contains global companies that are replicas of their local markets not including any securities in the United States. Unlike mutual fund returns, the MSCI All Country World Index Free ex U.S. does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Fund commenced operations August 30, 2000.

4 These returns through December 31, 2002 for Class II shares and May 2, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in the same portfolio of securities as Class I shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 16 for more information.

Past performance is not predictive of future performance.

INVESTMENT ADVISER

Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GGAMT was organized in July 2000, and advises mutual funds and other institutional separate accounts. As of March 31, 2003, GGAMT and its U.S. affiliates had approximately $31.2 billion in assets under management, of which $16.6 million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on a Fund's average daily net assets. The total management fees (including fees paid to the subadvisers) paid by each Fund for the fiscal year ended December 31, 2002, expressed as a percentage of the Fund's average daily net assets, are as follows:


Fund                                                 Fee
---------------------------------------------------------
Gartmore GVIT Emerging Markets                      1.15%
Gartmore GVIT International Growth                  1.00%


SUBADVISER

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428, is the subadviser to the Funds. Subject to the supervision of GGAMT and the Trustees, GGP will manage each Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for each Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of March 31, 2003, manages approximately $695 million in assets.

Out of its management fee, GGAMT paid GGP an annual subadvisory fee for the fiscal year ended December 31, 2002, based on the Funds' average daily net assets, as follows:

Fund                                                 Fee
----------------------------------------------------------
Gartmore GVIT Emerging Markets                      0.575%
Gartmore GVIT International Growth                   0.50%

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team and not just one investment manager. The following describes the persons primarily responsible for day-to-day management of each Fund.

PORTFOLIO MANAGEMENT TEAM-GARTMORE GVIT  EMERGING MARKETS FUND

Philip Ehrmann, Christopher Palmer and Peter Dalgliesh of the Pacific and Emerging Markets Equity Team are the portfolio managers for the Gartmore Emerging Markets Fund. In that capacity, they are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

Mr. Ehrmann joined GGP as Head of the Pacific and Emerging Markets Equity team in 1995. He has also managed U.S. portfolios for GGP since 1995.

Mr. Palmer joined GGP as an investment manager on the Pacific and Emerging Markets Equity Team in 1995. In 1999, he became responsible for managing U.S. portfolios for GGP.

MANAGEMENT

================================================================================


Mr. Dalgliesh joined GGP as an investment manager on the Pacific and Emerging Markets Equity team in March 2002. Prior to joining GGP, Mr. Dalgliesh spent seven years at Jupiter Asset Management where he was an Asia Pacific Equity Fund Manager.

PORTFOLIO MANAGEMENT TEAM-GARTMORE GVIT  INTERNATIONAL GROWTH FUND

The Gartmore Global Equities Portfolio Construction Team is responsible for day-to-day management of the Gartmore GVIT International Growth Fund.

BUYING AND SELLING FUND SHARES

================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Class I and Class III shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its affiliate life insurance companies (collectively, Nationwide), to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services necessary for them to receive 12b-1 fees, may sell Class II shares. Shares are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract holders should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if the Fund is available under your variable insurance contract. This Prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

Each Fund sells its Class I and Class III shares to separate accounts of Nationwide and may sell its Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of the Funds' shares, however, your variable insurance contract may impose a sales charge. Generally, NAV is determined by dividing the total market value of the securities owned by a Fund less its liabilities divided by the total number of outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-  It has not received any orders to purchase, sell,  or exchange shares; or
-  Changes in the value of the Fund's portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds' administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares can be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price will be the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

BUYING AND SELLING FUND SHARES

================================================================================


RESTRICTIONS ON SALES

Shares of the Funds may not be redeemed or the Funds may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay any exchange, transfer or redemption request. Such requests may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short- term trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging
2. Variable insurance contract withdrawals or loans, including required minimum distributions
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II shares of each Fund and providing shareholder services. Under that Distribution Plan, a Fund pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights table is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACT. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.


                                                                     GARTMORE GVIT EMERGING MARKETS FUND
                                                ------------------------------------------------------------------------------
                                                                  CLASS I                         CLASS II       CLASS III
                                                                   SHARES                          SHARES          SHARES
                                                ----------------------------------------------  ------------------------------
                                                 YEAR ENDED      YEAR ENDED     PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                    2002          2001 (a)        2000 (b)        2002 (c)        2002 (d)
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                          $        7.08   $        7.51   $       10.00   $        7.71   $        7.90
                                               --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                                 0.05            0.06               -            0.01            0.01
  Redemption fees                                       0.01              -                -            0.01            0.01
  Net realized and unrealized gains (losses)
   on investments                                      (1.14)          (0.45)          (2.48)          (1.73)          (1.91)
                                               --------------  --------------  --------------  --------------  --------------
    Total investment activities                        (1.08)          (0.39)          (2.48)          (1.71)          (1.89)
                                               --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                (0.01)          (0.04)          (0.01)          (0.01)          (0.02)
                                               --------------  --------------  --------------  --------------  --------------
    Total distributions                                (0.01)          (0.04)          (0.01)          (0.01)          (0.02)
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                                $        5.99   $        7.08   $        7.51   $        5.99   $        5.99
                                               ==============  ==============  ==============  ==============  ==============
Total Return                                         (15.23%)         (5.18%)     (24.83%)(e)     (22.23%)(e)     (23.99%)(e)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $      10,005   $      15,974   $       3,991   $         454   $      11,435
  Ratio of expenses to average net assets               1.43%           1.70%       1.75% (f)       1.71% (f)       1.39% (f)
  Ratio of net investment income to average
   net assets                                           0.63%           0.57%      (0.21%)(f)       0.44% (f)       0.61% (f)
  Ratio of expenses (prior to reimbursements)
   to average net assets*                                 (g)           2.39%       4.09% (f)             (g)             (g)
  Ratio of net investment income
    (prior to reimbursements) to average
   net assets*                                            (g)         (0.12%)      (2.55%)(f)             (g)             (g)
  Portfolio turnover (h)                              219.84%         140.18%          43.33%         219.84%         219.84%

-----------------------------------------------------------------------------------------------------------------------------

*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from August 30, 2000 (commencement of operations) through December 31, 2000.
(c)  For the period from March 4, 2002 (commencement of operations) through December 31, 2002.
(d)  For the period from May 2, 2002 (commencement of operations) through December 31, 2002.
(e)  Not annualized.
(f)  Annualized.
(g)  There were no fee reductions during the period.
(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS

================================================================================


                                                                      GARTMORE GVIT INTERNATIONAL GROWTH FUND
                                                      --------------------------------------------------------------
                                                                                                        CLASS III
                                                                      CLASS I SHARES                      SHARES
                                                      ----------------------------------------------  --------------
                                                        YEAR ENDED      YEAR ENDED     PERIOD ENDED    PERIOD ENDED
                                                       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                           2002          2001 (a)        2000 (b)        2002 (c)
                                                      --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                                 $        6.14   $        8.62   $        0.00   $        5.95
                                                      --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                 0.01            0.01           (0.01)          (0.01)
  Redemption fees                                              0.01               -               -            0.01
  Net realized and unrealized gains (losses)
   on investments                                             (1.50)          (2.47)          (1.37)          (1.28)
                                                      --------------  --------------  --------------  --------------
    Total investment activities                               (1.48)          (2.46)          (1.38)          (1.28)
                                                      --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                           -           (0.02)              -               -
                                                      --------------  --------------  --------------  --------------
    Total distributions                                           -           (0.02)              -               -
                                                      --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                                       $        4.66   $        6.14   $        8.62   $        4.67
                                                      ==============  ==============  ==============  ==============
Total Return                                                (24.10%)        (28.65%)     (13.70%)(d)     (21.51%)(d)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                  $       6,859   $       9,448   $       9,239   $       2,232
  Ratio of expenses to average net assets                      1.29%           1.58%       1.60% (e)       1.32% (e)
  Ratio of net investment income (loss) to average
   net assets                                                  0.53%           0.05%      (0.17%)(e)       0.08% (e)
  Ratio of expenses (prior to reimbursements)
   to average net assets*                                      1.33%           2.69%       2.88% (e)             (f)
  Ratio of net investment income (loss)
   (prior to reimbursements) to average net assets*            0.49%         (1.06%)      (1.45%)(e)             (f)
  Portfolio turnover (g)                                     257.38%         245.96%          93.02%         257.38%

--------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from August 30, 2000 (commencement of operations) through December 31, 2000.
(c)  For the period from May 2, 2002 (commencement of operations) through December 31, 2002.
(d)  Not annualized.
(e)  Annualized.
(f)  There were no fee reductions during the period.
(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA  THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov



Gartmore
   Funds                  THE TRUST'S INVESTMENT COMPANY ACT  FILE NO.: 811-3213


Gartmore Funds
P.O. Box 182205 Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

www.gartmorefunds.com

SECTOR Series

Gartmore GVIT Global Technology and Communications Fund
Gartmore GVIT Global Financial Services Fund
Gartmore GVIT Global Utilities Fund
Gartmore GVIT Global Health Sciences Fund




GARTMORE FUNDS                                             www.gartmorefunds.com


================================================================================


PROSPECTUS
April 28, 2003


                                [GRAPHIC OMITTED]


                                        As with all mutual funds, the Securities
                                        and Exchange Commission has not approved
                                        or disapproved these Funds' shares or
                                        determined whether this prospectus is
                                        complete or accurate. To state otherwise
GARTMORE                                is a crime.


--------------------------------------------------------------------------------
Look BEYOND (SM).

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES

GARTMORE GVIT GLOBAL TECHNOLOGY AND
  COMMUNICATIONS FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND . . . . . . . . . . . . . . . . 6
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT GLOBAL UTILITIES FUND. . . . . . . . . . . . . . . . . . . . . 9
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND. . . . . . . . . . . . . . . . . .12
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
Management's Discussion of Fund Performance
Investment Adviser
Subadviser for Gartmore GVIT Global Financial Services and
  Gartmore GVIT Global Utilities Funds

BUYING AND SELLING FUND SHARES . . . . . . . . . . . . . . . . . . . . . . .24
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . .26
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .27

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about four funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 16. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

Because each Fund concentrates its investments in particular sectors of the economy, it may present substantially higher risks and greater volatility than other mutual funds. Each Fund is not appropriate for conservative investors. The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

Each of the Funds offer three classes of shares-Class I, Class II and Class III. This prospectus provides information with respect to all three classes. The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 24.

FUND SUMMARIES - GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Global Technology and Communications Fund seeks long-term capital appreciation.

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies with business operations in technology and communications and/or technology and communications related industries. These companies may include, for example, companies that develop, produce and distribute products or services in the computer, semi-conductor, electronics, communications, health care, and biotechnology sectors. A security will generally be considered appropriate if (as determined by the investment adviser) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, the industry or industries designated for the Fund.

The Fund invests more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment. Because the Fund is a non-diversified fund, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting its investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in countries with emerging securities markets, the Fund will invest in those countries.

The Fund may invest in companies of any size. The Fund may invest in securities of large companies that are well established in the world technology market because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent that they provide strong prospects for future growth.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

-    Above-average per share earnings growth
-    High return on invested capital
-    A healthy balance sheet
-    Sound financial and accounting policies and overall financial strength
-    Strong competitive advantages
-    Effective research, product development and marketing
-    Development of new technologies
-    Efficient service
-    Pricing flexibility
-    Strong management
- General operating characteristics that will enable the company to compete successfully in its respective markets

In making decisions on whether to buy or sell a security, the Fund's portfolio manager considers whether to sell a particular security when any of those factors materially change.

In making decisions on whether to buy or sell a security, the portfolio manager is not limited by the portfolio turnover rate of the Fund. The portfolio manager may participate in frequent portfolio transactions, which will lead to higher transaction costs, if the portfolio manager believes that either the long-or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also lend portfolio securities on a short-term or long-term basis of up to 33% of its total assets.

TECHNOLOGY is the use of science to create new products and services. The sector comprises information technology and communications as well as medical, environmental and biotechnology.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market

FUND SUMMARIES - GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

================================================================================


may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in securities of mid-sized and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-sized and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

CONCENTRATION RISK. The Fund invests more than 25% of its total assets in companies in the industries listed above. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile and which may entail greater risk of loss than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or industries. In addition to these general risks, the Fund may be especially susceptible to factors affecting the technology and communication sectors, such as abrupt or erratic price movements due to the rapid pace of product change and development and significant competitive pressures.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return.

PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of all or part of the securities held by the Fund if the portfolio manager believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also sub-

ject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 16.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPHIC OMITTED]

2001     -42.7%
2002     -42.8%

Best quarter:   28.3% 3rd qtr. of 2000
Worst quarter: -41.5% 4th qtr. of 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                 ONE       SINCE
                                YEAR    INCEPTION(1)
                               -------  ------------
Class I shares                 -42.78%       -42.89%
Class II shares(2)             -42.78%       -42.89%
Class III shares(2)            -42.28%       -42.69%
Morgan Stanley High-Tech 353   -43.23%       -39.62%

---------------
1    The Fund commenced operations on June 30, 2000.


                                                                               4

FUND SUMMARIES - GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

================================================================================


2 These returns through December 31, 2002 for Class II shares and through May 2, 2002 for Class III shares are based on the performance of the Class I shares of the Fund, which was achieved prior to the creation of Class II or Class III shares. Excluding the effects of any fee waivers or reimbursements, Class I shares average annual returns, except as noted below, are similar to what Class II and Class III shares would have produced because Class II and Class III shares invest in, or will invest in, the same portfolio of securities as Class I shares and Class III shares have similar expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 25 for more information.

3 The Morgan Stanley High-Tech 35 is an equal dollar weighted index of 35 stocks in nine different technology subsectors. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

                                        CLASS I   CLASS II   CLASS III
                                        --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of
    amount redeemed)(2)                      N/A        N/A       1.00%
-----------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          0.98%      0.98%       0.98%
  Distribution and/or
    Service (12b-1) Fees                    None      0.25%        None
    Other Expenses                         0.41%      0.43%       0.43%
-----------------------------------------------------------------------
TOTAL ANNUAL FUND
  OPERATING EXPENSES                       1.39%      1.66%       1.41%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.25% for all Class shares at least through April 30, 2004. If the maximum amount of Rule 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.50% for Class I shares and Class III shares and 1.75% for Class II shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first three years of Fund operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

           1 year   3 years   5 years   10 years
           -------  --------  --------  ---------
Class I    $   140  $    439  $    760  $   1,668
Class II   $   168  $    522  $    901  $   1,965
Class III  $   143  $    445  $    770  $   1,690

FUND SUMMARIES - GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Global Financial Services Fund seeks long-term capital growth.

Gartmore Global Asset Management Trust (GGAMT), the Fund's investment adviser, has chosen Gartmore Global Partners (GGP) as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the financial services sector. A security will generally be considered appropriate if (as determined by GGP) at least 50% of the issuer's assets, revenues or net income is related to, or derived from, the financial services sector.

The Fund will invest 25% or more of its assets in at least one or more of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies and insurance companies, such as property and casualty and life insurance holding companies.

The Fund primarily invests in equity securities which may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trust securities and depositary receipts.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in financial services companies of any size. The Fund will invest in securities of large companies that are well established in the financial services area because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If GGP thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in companies located in those countries.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

In making decisions on whether to buy or sell a security, GGP is not limited by the portfolio turnover rate of the Fund. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs if it believes that either the long-or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

THE FINANCIAL SERVICES SECTOR INCLUDES, BUT IS NOT LIMITED TO:

-    banks and savings and loan institutions and their holding companies
-    consumer and industrial finance companies
-    investment banks
-    insurance brokers, securities brokers and investment advisers
-    real estate-related companies
-    leasing companies
- insurance companies, such as property and casualty and life insurance holding companies.

PRINCIPAL RISKS

Because the value of an investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and

FUND SUMMARIES - GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

================================================================================


sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since those countries may have unstable governments and less established markets.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in mid-size and smaller, newer companies these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

CONCENTRATION RISK. The Fund will invest 25% or more of its assets in companies in one or more of the industries listed above. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. The Fund may be especially susceptible to factors affecting the financial services sector. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or industries. In addition to these general risks, the Fund may be susceptible to economic, regulatory and political conditions affecting the financial services sector, such as government regulation, the availability and cost of capital funds, industry consolidation, changes in interest rates, defaults by borrowers and general economic conditions.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 16.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The annual total return shown in the bar chart does not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURN-CLASS III SHARES(1):

[GRAPHIC OMMITED]

2002     -11.4%

Best quarter:       13.6%     4th qtr. of 2002
Worst quarter:     -20.1%     3rd qtr. of 2002

FUND SUMMARIES - GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

================================================================================


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                      ONE       SINCE
                                     YEAR    INCEPTION(1)
                                    -------  ------------
Class I shares(2)                   -11.39%       -11.29%
Class II shares(2)                  -11.63%       -11.53%
Class III shares                    -11.41%       -11.31%
The MCSI World Financials Index(3)  -15.93%       -15.93%

---------------
1    The Fund commenced operations on December 28, 2001.

2 These returns through December 31, 2002 for Class II shares and through May 10, 2002 for Class I shares are based on the performance of Class III shares of the Fund which was achieved prior to the creation of Class I or Class II shares. Excluding the effects of any fee waivers or reimbursements, Class III shares average annual returns, except as noted below, are substantially similar to what Class I and Class II shares would have produced because Class I and Class II shares invest in, or will invest in, the same portfolio of securities as Class III shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 25 for more information.

3 The MSCI World Financials Index is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices. Unlike mutual funds, the Index does not incur expenses. If sales charges were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT A SHAREHOLDER MAY PAY WHEN
BUYING AND HOLDING SHARES OF THE FUND.


                                 CLASS I   CLASS II   CLASS III
                                 --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from
  your investment)
  Short-Term Trading Fee
    (as a percentage of
    amount redeemed)(2)               N/A        N/A       1.00%
----------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees(3)                1.00%      1.00%       1.00%
  Distribution and/or
    Service (12b-1) Fees             None      0.25%        None
  Other Expenses                    0.40%      0.40%       0.33%
================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES(3)             1.40%      1.65%       1.33%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.25% for all Class shares at least through April 30, 2004. If the maximum amount of Rule 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.50% for Class I and Class III shares and 1.75% for Class II shares before GGAMT would be required to limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GGAMT may request and receive reimbursement of fees waived or limited and other reimbursements made by GGAMT. Any reimbursement to GGAMT must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would he higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

This example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return for each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year   3 Years   5 Years   10 Years
           -------  --------  --------  ---------
Class I    $   143  $    443  $    766  $   1,680
Class II   $   168  $    520  $    897  $   1,955
Class III  $   135  $    421  $    729  $   1,601

FUND SUMMARIES - GARTMORE GVIT GLOBAL UTILITIES FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Global Utilities Fund seeks long-term capital growth.

GGAMT, the Fund's investment adviser, has chosen GGP as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the utilities sector. A security will generally be considered appropriate if (as determined by GGP) at least 50% of the issuer's assets, revenues or net income is related to, or derived from, the provision of utilities services or activities in utilities-related industries.

The Fund invests 25% or more of its assets in at least one or more of the following industry groups: energy sources, maintenance services, companies that provide infrastructure for utilities, cable television, radio, telecommunications services, transportation services, and water and sanitary services.

The Fund primarily invests in equity securities which may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants and depositary receipts. The Fund may also invest in bonds and preferred stocks of utility companies.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in utility companies of any size. The Fund will invest in securities of large companies that are well established in the utilities sector because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

In making decisions on whether to buy or sell a security, GGP is not limited by the portfolio turnover rate of the Fund. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs, if it believes that either the long-or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

UTILITY COMPANIES:

Companies in the utilities sector are companies that provide certain utilities and related services to the public including, but not limited to:

-    Energy sources,
-    Maintenance services,
-    Companies that provide infrastructure for utilities,
-    Cable television,
-    Radio,
-    Telecommunications services,
-    Transportation services, and
-    Water and sanitary services.

Although utility companies have traditionally paid above-average dividends, GGP's style focuses on companies that have strong growth potential rather than those paying high current dividends.

PRINCIPAL RISKS

Because the value of an investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FUND SUMMARIES - GARTMORE GVIT GLOBAL UTILITIES FUND

================================================================================


FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in mid-size and smaller, newer companies these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Funds' net asset value and total return.

CONCENTRATION RISK. The Fund invests 25% or more of its assets in companies in one or more of the industries listed above. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or industries. In addition to these general risks, the Fund may be especially susceptible to factors affecting the utilities sector, such as, substantial economic, operational, competitive, technological or regulatory changes. Increases in fuel and energy prices and prices of other natural resources have also historically limited the growth potential of utility companies.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 16.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The annual total return shown in the bar chart does not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURN-CLASS III SHARES(1):

[GRAPHIC OMMITED]

2002     -24.9%

Best quarter:   14.9% 4th qtr. of 2002
Worst quarter: -18.9% 3rd qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                                  ONE       SINCE
                                                 YEAR    INCEPTION(1)
                                                -------  ------------
Class I shares(2)                               -24.89%       -24.72%
Class II shares(2)                              -25.04%       -24.87%
Class III shares                                -24.85%       -24.68%
MSCI World Telecommunication Services Index(3)  -28.54%       -28.54%
MSCI World Utilities Index(4)                   -15.37%       -15.37%
Global Utilities Composite Index(5)             -22.46%       -22.46%

---------------
1    The Fund commenced operations on December 28, 2001.


                                                                              10

FUND SUMMARIES - GARTMORE GVIT GLOBAL UTILITIES FUND

================================================================================


2 These returns through December 31, 2002 for Class II shares and through May 10, 2002 for Class I shares are based on the performance of Class III shares of the Fund which was achieved prior to the creation of Class I or Class II shares. Excluding the effects of any fee waivers or reimbursements, Class III shares average annual returns, except as noted below, are substantially similar to what Class I or Class II shares would have produced because Class I or Class II shares invest in, or will invest in, the same portfolio of securities as Class III shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

3 The MSCI World Telecommunication Services Index is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

4 The MSCI World Utilities Index is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indicies. The returns do not include the effect of any sales charges or expenses. If expenses were deducted, the actual returns of the Index would be lower.

5 The Global Utilities Composite Index is an unmanaged, hypothetical representation of the performance of a composite of the MSCI World Telecommunications Index (60%) and the MSCI World Utilities Index (40%).

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND
HOLDING SHARES OF THE FUND.


                                 CLASS I   CLASS II   CLASS III
                                 --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from
  your investment)
  Short-Term Trading Fee
    (as a percentage of
    amount redeemed or
    exchanged)(2)                N/A       N/A             1.00%
----------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees(3)                0.80%      0.80%       0.80%
  Distribution and/or
    Service (12b-1) Fees         None          0.25%  None
  Other Expenses                    0.44%      0.44%       0.35%
================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                1.24%      1.49%       1.15%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.05% for all Class shares at least through April 30, 2004. If the maximum amount of Rule 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.30% for Class I and Class III shares and 1.55% for Class II shares before GGAMT would be required to limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GGAMT may request and receive reimbursement of fees waived or limited and other reimbursements made by GGAMT. Any reimbursement to GGAMT must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would he higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

This example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return for each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Years   3 Years   5 Years   10 Years
           --------  --------  --------  ---------
Class I    $    122  $    389  $    677  $   1,496
Class II   $    148  $    467  $    809  $   1,776
Class III  $    113  $    361  $    629  $   1,394

FUND SUMMARIES - GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Global Health Sciences Fund seeks long term capital appreciation.

To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies engaged in the development, production, or distribution of products and services that have a health sciences orientation. Products and services that have a "health sciences" orientation focus on maintaining or improving one's quality of life. So, for example, the Fund will invest in companies that are engaged in research and development or the production or distribution of products or services related to medicine, pharmaceuticals or personal health care. The Fund will invest 25% or more of its assets in at least one or more of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

The Fund primarily invests in equity securities which may include common stocks, convertible securities, and depositary receipts. The Fund may invest in companies of any size. The Fund will invest in securities of large companies that are well established in the health sciences area because they can be expected to grow with the market. The Fund will also invest in securities of small to mid-size companies to the extent that they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting its investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in those countries.

A security will generally be considered appropriate if (as determined by the portfolio manager) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, the healthcare sector.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

-    Above-average per share earnings growth
-    Positive fundamental change taking place
-    High return on invested capital
-    A healthy balance sheet
-    Sound financial and accounting policies and overall financial strength
-    Strong competitive advantages
-    Effective research and product development and marketing
-    Strong management
- General operating characteristics that will enable the company to compete successfully in its respective markets

The portfolio manager considers whether to sell a particular security when any of the previous factors materially changes with respect to the security. A security will also be sold when the portfolio manager believes that an alternative investment provides more attractive risk/return characteristics.

The Fund may also lend portfolio securities on a short-term or long-term basis up to 33% of its total assets.

In making decisions on whether to buy or sell a security, the portfolio manager is not limited by the portfolio turnover rate of the Fund. The portfolio manager may participate in frequent portfolio transactions, which will lead to higher transaction costs, if the portfolio manager believes that either the long-or short-term benefits of frequent portfolio trading outweigh such costs.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

FUND SUMMARIES - GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

================================================================================


SECTOR RISK. The Fund may be susceptible to factors affecting health science companies, especially those in health care and health care-related industries and therefore the value of the Fund's investments may be more volatile than other funds that invest in a broader range of securities across different industries.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in mid-size and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

CONCENTRATION RISK. The Fund will invest 25% or more of its assets in one or more of the health-related industry groups noted above. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could be subject to a greater risk of loss and have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or group of industries.

The Fund especially is vulnerable to the risk that economic prospects of health-care companies may fluctuate dramatically due to changes in the regulatory and competitive environment. A significant portion of health-care services is funded or subsidized by the government, so that changes in government policies-at the state or federal level-may affect the demand for health-care products and services. Other risks include: the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products; lawsuits against health-care companies related to product liability issues and the rapid speed at which many health-care products and services become obsolete.

PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of all or part of the securities held by the Fund if the portfolio manager or subadviser believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 16.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

FUND SUMMARIES - GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

================================================================================


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

[GRAPHIC OMMITED]

2001       3.4%
2002     -19.1%

Best quarter:       16.4%     4th qtr. of 2001
Worst quarter:     -15.9%     1st qtr. of 2001

ANNUAL TOTAL RETURNS-CLASS III SHARES(1),2:

                                     ONE       SINCE
                                    YEAR    INCEPTION(1)
                                   -------  ------------
Class I shares(2)                  -19.23%        -9.39%
Class II shares(2)                 -19.43%        -9.61%
Class III shares(2)                -19.13%        -9.33%
Goldman Sachs Healthcare Index(3)  -21.04%       -16.66%

---------------
1    The Fund commenced operations on December 29, 2000.

2 These returns through December 31, 2002 for Class II shares are based initially on the performance of the Class I shares of the Fund, from December 29, 2000 to December 28, 2001 and on the performance of Class III shares for the remainder of that period, which was achieved prior to the creation of Class II shares. The returns for Class I shares from December 28, 2001 until May 6, 2002 are based on the performance of Class III shares because there were no Class I shares outstanding during that period. The returns for Class III shares from December 29, 2000 until December 28, 2001 are based on the performance of Class I shares prior to the creation of Class III shares. Excluding the effects of any fee waivers or reimbursements, average annual returns, except as noted below, are substantially similar to what shares of a class would have produced because all classes of shares invest in, or will invest in, the same portfolio of securities. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 25 for more information.

3 The Goldman Sachs Healthcare Index is an unmanaged representative of the stocks in the healthcare sector. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                 CLASS I   CLASS II   CLASS III
                                 --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from
  your investment)
  Short-Term Trading Fee
    (as a percentage of
    amount redeemed)(2)             N/A        N/A      1.00%
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                 1.00%      1.00%      1.00%
  Distribution and/or
    Service (12b-1) Fees           None      0.25%       None
  Other Expenses                  0.30%      0.30%      0.27%
TOTAL ANNUAL FUND
  OPERATING EXPENSES(3)           1.30%      1.55%      1.27%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees) from exceeding 1.25% for all Class shares through April 30, 2004. If the maximum amount of Rule 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.50% for Class I and Class III shares and 1.75% for Class II shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FUND SUMMARIES - GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would he higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

This example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return for each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
================================================================================

              1 Year   3 Years   5 Years   10 Years
              -------  --------  --------  ---------
Class I       $   132  $    412  $    713  $   1,568
Class II      $   158  $    490  $    845  $   1,845
Class III(1)  $   129  $    403  $    697  $   1,534

MORE ABOUT THE FUNDS

================================================================================


TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term

U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. For information on how to obtain a copy of the SAI, see the back cover.

DEPOSITARY RECEIPTS (ALL FUNDS). The Funds may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

CONVERTIBLE SECURITIES (GLOBAL FINANCIAL SERVICES, GLOBAL UTILITIES AND GLOBAL HEALTH SCIENCES). Convertible securities-also known as convertibles -include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS (GLOBAL FINANCIAL SERVICES AND GLOBAL UTILITIES).

A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REITS (GLOBAL FINANCIAL SERVICES). Real estate investment trusts (REITs) are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

MORE ABOUT THE FUNDS

================================================================================


PRINCIPAL RISKS

SMALL CAP RISK (ALL FUNDS). Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small cap companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. Certain small cap companies in which a Fund invests may be in the technology and biotechnology industries. Small cap companies in these industries may be especially subject to abrupt or erratic price movements.

In addition, small cap companies may:

-    lack depth of management
-    lack a proven track record
-    be unable to generate funds necessary for growth or development
- be developing or marketing new products or services for which markets are not yet established and may never become established
-    market products or services which may become quickly obsolete.

Therefore, while small cap companies may offer greater opportunities for capital growth than larger more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (ALL FUNDS). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that the Funds will lose money.

- COUNTRY-General securities market movements in any country in which the Funds have investments, are likely to affect the value of the Funds' securities that trade in the country. These movements will affect the Funds' share prices and the Funds' performances. The political, economic and social structures of some countries in which the Funds invest may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS-The Funds are subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Funds to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Funds can earn on their investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNT STANDARDS-Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Funds' portfolio managers to completely and accurately determine a company's financial condition.

- CURRENCY-Some of the Funds' investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Funds own and the Funds' share prices. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Funds receive dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Funds may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

MANAGEMENT

================================================================================


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2002. This discussion provides an overview of the economy and the markets and how they affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers (in early 2003). The outlook foreseen by the portfolio managers at that time may or may not be realized.

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

HOW DID THE FUND PERFORM?

For the period ended December 31, 2002, the Fund returned -42.78% (Class I) versus -43.23% for its benchmark, the Morgan Stanley High-Tech 35 Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

Technology stocks fell during the year due to weak product demand, poor profits and corporations' paring back on their capital spending.

Global equity markets rallied on October 10, 2002, in response to depressed stock prices and less-negative news flow. The rally lasted through the end of November, driven by a combination of stronger-than-expected economic data, aggressive Federal Reserve cuts in interest rates and anticipated economic stimulus packages from a Republican-controlled Congress.

Unfortunately, during December these positive factors were overwhelmed by ongoing political concerns, including potential war with Iraq and uncertainty about North Korea's nuclear weapons capabilities. Despite signs of an economic recovery, the labor market remained weak. For example, in November, the unemployment rate rose from 5.7% to 6%.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

A large position in Hewlett-Packard Co. was helped by a strong first quarter during which the firm merged with Compaq and launched a new emphasis on improving its cost structure. eBay Inc. also fared well as it continued to acquire new users by breaking into the international market and selling more products. Cisco Systems Inc. grew by taking back market share from chief competitor Juniper Networks, Inc. The Fund's biggest holding, Microsoft Corp. (5.86%), skyrocketed on the implementation of a budget flush and the creation of new operating systems to drive business forward.

On the downside, Taiwan Semiconductor Manufacturing Co. Ltd.'s performance languished, due to continued pricing pressure throughout the industry. A position in Tellabs also detracted from performance, because the firm suffered from lack of spending from telecommunications service companies.

HOW IS THE FUND POSITIONED?

We expect a resolution to the conflict with Iraq, which should stabilize the markets. This, combined with the ongoing release of more positive economic data, should greatly influence investor sentiment.

While the fourth quarter of 2002 proved to be a difficult time for stocks, especially in the technology sector, we are positioning the Fund to take advantage of improving economic conditions, particularly because we believe capital spending will improve in 2003.

We are maintaining positions that include a focus on high-quality defensive names that we believe can deliver on earnings expectations within the present volatile market environment.

                 COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT
                   IN THE GARTMORE GVIT GLOBAL TECHNOLOGY AND
                    COMMUNICATIONS FUND (CLASS I SHARES) AND
                   THE MORGAN STANLEY HIGH-TECH 35 INDEX(1,2)

                                [GRAPHIC OMMITED]


Fund Inception/      GVIT Fund Growth of $10,000     Benchmark Growth of $10,000
Previous 10 Yrs.  GVIT GLOBAL TECH & COMMUNICATIONS  MORGAN STANLEY HIGH-TECH 35
----------------  ---------------------------------  ---------------------------

6/30/2000                                    10,000                       10,000
12/31/2000                                    7,504                        6,577
12/31/2001                                    4,298                        4,990
12/31/2002                                    2,459                        2,833


GARTMORE GVIT GLOBAL TECHNOLOGY AND
       COMMUNICATIONS FUND
   Average Annual Total Returns
   Period ended December 31, 2002

                     1 Year   Life(3)
                     -------  -------
Class I shares       -42.78%  -42.89%
Class II shares(4)   -42.78%  -42.89%
Class III shares(4)  -42.28%  -42.69%

---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The Morgan Stanley High-Tech 35 Index is an equal dollar-weighted index of 35 stocks in nine different technology subsectors. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of this index would be lower.


                                                                              18

MANAGEMENT

================================================================================


3    The Fund commenced operations June 30, 2000.

4 These returns through December 31, 2002 for Class II shares and through May 2, 2002 for Class III shares are based on the performance of the Class I shares of the Fund, which was achieved prior to the creation of Class II or Class III shares. Excluding the effects of any fee waivers or reimbursements, Class I shares average annual returns, except as noted below, are similar to what Class II and Class III shares would have produced because Class II and Class III shares invest in, or will invest in, the same portfolio of securities as Class I shares and Class III shares have similar expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 25 for more information.

Past performance is not predictive of future performance.

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund significantly outperformed, returning -11.41% (Class III) versus -15.93% for its benchmark, the Morgan Stanley Capital International (MSCI) World Financials Index, its benchmark.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

Financial stocks outperformed the broader market because of lower valuations, more reliable earnings and higher dividend yields. U.S. and European financial stocks typically generate higher dividend yields (about 3% to 4%), while the S&P 500 Index's overall dividend yield was just 1.7% (as of Dec. 31, 2002). Reduced interest rates in the United States and Europe also boosted financial stocks as a result of lower lending costs.

Overweight allocations to equities within the United States, India and Ireland, as well as an underweight position among German equities, helped Fund performance. Insurance stocks such as Zurich Financial Services (up 33%) and Dutch insurer AEGON N.V. (up 49%) soared due to rising markets and the companies' efforts to strengthen their capital positions. The State Bank of India (up 64%) also was a top performer because the Indian government's efforts to facilitate financial institutions' collection of bad loans as well as the Bank's consistent ability to beat its earnings expectations.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

The Fund's top holdings included Fannie Mae, Citigroup, Inc. and The Royal Bank of Scotland Group plc. Fannie Mae, the government-sponsored mortgage lender, is a core holding; it provides strong and consistent earnings growth amid typically low valuations. During 2002, the stock was hurt by unfounded concerns about its credit quality and a possible housing bubble.

Citigroup, another core holding due to its status as a leading provider of global financial services, fell during the period due to negative publicity about its investment banking and research units. The Royal Bank of Scotland Group, the leading U.K. consumer bank, performed well because of its ability to increase its customer base and improve profits during these economically uncertain times. The bank also successfully completed the integration of NatWest and Mellon's regional franchise (Citizen Bank).

HOW IS THE FUND POSITIONED?

The Fund is positioned more conservatively with a focus on those companies with strong cash flows, modest valuations, solid dividend yields, dominant market positions and low competition.

We are overweight in U.S. financial stocks and underweight in their European and Japanese counterparts. Our action is based on the confidence we have in the U.S. recovery due to easing domestic monetary policies. Continental Europe is suffering from stalled economic growth and relatively high interest rates and taxes. We have reduced our insurance holdings in Europe in response to increased pressure on their solvency ratios stemming from volatile equity markets, and we have added to the Fund's holdings in U.S. diversified financial and bank stocks. Japan is struggling to revive its economy, but it is seeing some signs of hope based on strong trade with its Asian trading partners.

[GRAPHIC OMMITED]

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                  GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND
                               (CLASS III SHARES)
                    AND THE MSCI WORLD FINANCIALS INDEX(1,2)

                                [GRAPHIC OMMITED]


Fund Inception/    GVIT Fund Growth of $10,000    Benchmark Growth of $10,000
Previous 10 Yrs.  GVIT GLOBAL FINANCIAL SERVICES  MSCI WORLD FINANCIALS INDEX
----------------  ------------------------------  ---------------------------

12/28/2001                                10,000                       10,000
12/31/2001                                10,002                       10,000
12/31/2002                                 8,861                        8,407

MANAGEMENT

================================================================================


GARTMORE GLOBAL FINANCIAL SERVICES FUND

   Average Annual Total Returns
   Periods ended December 31, 2002

                    1 Year   Life(3)
                    -------  -------
Class I shares(4)   -11.39%  -11.29%
Class II shares(4)  -11.63%  -11.53%
Class III shares    -11.41%  -11.31%

---------------
1 The calculations in the graph assume reinvestment of dividends and distributions.

2 The MSCI World Financials Index is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

3 The Gartmore GVIT Global Financial Services Fund commenced operations December 28, 2001.

4 These returns through December 31, 2002 for Class II shares and through May 10, 2002 for Class I shares are based on the performance of Class III shares of the Fund which was achieved prior to the creation of Class I or Class II shares. Excluding the effects of any fee waivers or reimbursements, Class III shares average annual returns, except as noted below, are substantially similar to what Class I and Class II shares would have produced because Class I and Class II shares invest in, or will invest in, the same portfolio of securities as Class III shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 25 for more information.

Past performance is not predictive of future performance.

GARTMORE GVIT GLOBAL UTILITIES FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -24.85% (Class
III) versus -22.46% for a composite of 60% Morgan Stanley Capital International
(MSCI) World Telecommunications Services Index/40% MSCI World Utilities Index. The returns for the MSCI World Telecommunication Services Index and MSCI World Utilities Index were -28.54% and -15.37%, respectively.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED PERFORMANCE?

Despite their significant rebound during the fourth quarter, telecommunications stocks underperformed the broader market. Demand suffered as a result of consumers' shift from hard-line telephone services to wireless options and e-mail. In addition, regulatory rulings that opened access to long-distance competitors at reduced cost created greater competition that pressured earnings. Safe-haven utility stocks (excluding energy trading-related stocks) generated positive returns given their high dividend yields, greater industry regulation and generally more conservative accounting.

Fund performance was helped by overweight positions in utilities and an underweight stance in telecommunications stocks. Stock selection within the telecommunications sector helped returns, while the opposite was true within the electric utilities.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

The Fund's core holdings include telecommunications stocks Vodafone Group PLC (9% average weighting during 2002), SBC Communications Inc. (9%) and Verizon Communications (8%). Vodafone Group, the U.K. telecom company, boasts a conservative capital structure, strong customer growth and an attractive valuation. SBC Communications, the second-largest U.S. local service provider with a significant amount of free cash flow ($5 billion after dividends in 2002), should be a beneficiary of expected consolidation within the industry. Verizon, the largest telecommunications carrier in the United States, should also benefit from consolidation within the industry and its stock is attractively priced.

We added to our utility holdings during the period, given rising gas prices, by establishing a position in Dominion Resources, Inc., the

U.S. gas company. We also added to Vodafone Group, based on better prospects for price increases. Sales included Scottish and Southern Energy plc, the U.K. electric utility company, which was sold for profit-taking, and Telecommunications Corp. of New Zealand, which was sold to increase the focus of the Fund.

HOW IS THE FUND POSITIONED?

The Fund is moderately overweight in telecommunications stocks with an emphasis on European companies. We are monitoring the regulatory situation in the United States carefully, because we believe the outcome of the Federal Communications Commission's triennial review could influence performance within the entire industry for years to come.

In the utility sector, the Fund is still overweight in electric companies, because they offer strong free cash flows and solid balance sheets. In addition, many of the restructurings that are occurring in the industry should provide a strong catalyst for growth.

We expect that the current demand for dividends will bode well for this Fund, because both telecommunications and utility companies offer high dividend yields. Our focus, however, will also include fundamental elements, such as balance sheet strength and demand.

MANAGEMENT

================================================================================


[GRAPHIC OMMITED]

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
            GARTMORE GVIT GLOBAL UTILITIES FUND (CLASS III SHARES),
                  THE MSCI WORLD TELECOMMUNICATIONS INDEX(1,2,)
                     THE MSCI WORLD UTILITIES INDEX (3) AND
                    THE GLOBAL UTILITIES COMPOSITE INDEX(4)


Fund Inception/   GVIT Fund Growth of $10,000     Benchmark Growth of $10,000
Previous 10 Yrs.     GVIT GLOBAL UTILITIES     MSCI WORLD TELECOMM SERVICES INDEX
----------------  ---------------------------  ----------------------------------
12/28/2001                             10,000                              10,000
12/31/2001                             10,000                              10,000
12/31/2002                              7,515                               7,146

GARTMORE GVIT GLOBAL UTILITIES FUND
   Average Annual Total Returns
  Periods ended December 31, 2002

                     1 Year   Life(5)
                     -------  -------
Class I shares(6)    -24.89%  -24.72%
Class II shares(6)   -25.04%  -24.87%
Class III shares(6)  -24.85%  -24.68%

---------------
1 The calculations in the graph assume reinvestment of dividends and distributions.

2 The MSCI World Telecommunication Services Index is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

3 The MSCI World Utilities Index is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indicies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

4 The Global Utilities Composite Index is an unmanaged, hypothetical representation of the performance of a composite of the MSCI World Telecommunications Index (60%) and the MSCI World Utilities Index (40%).

5    The Gartmore GVIT Global Utilities Fund commenced operations December 28,
     2001.

6 These returns through December 31, 2002 for Class II shares and through May 10, 2002 for Class I shares are based on the performance of Class III shares of the Fund which was achieved prior to the creation of Class I or Class II shares. Excluding the effects of any fee waivers or reimbursements, Class III shares average annual returns, except as noted below, are substantially similar to what Class I or Class II shares would have produced because Class I or Class II shares invest in, or will invest in, the same portfolio of securities as Class III shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 25 for more information.

Past performance is not predictive of future performance.

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund outperformed on a relative basis, returning -19.13% versus (Class III shares) -21.04% for its benchmark, the Goldman Sachs Healthcare Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED THE FUND'S PERFORMANCE?

The U.S. economy, and consequently, the stock market, continued to be weighed down by a weak job market, low consumer confidence and corporate earnings reports that too often came in below expectations. Non-economic data, however, may have played an even larger role in the market's third consecutive year of negative returns.

Questions about corporate earnings rose amid the accounting scandals that affected companies such as Enron and WorldCom. The threat of terrorism and a looming war with Iraq also kept investors on edge. All major sectors within the S&P 500 Index fell for the year.

The Fund outperformed the index in three of four-health care industries, but even that performance reflected negative market sentiment. Most notably, pharmaceutical companies, the sector's largest industry, finished deep into negative territory. Limited pipelines for new products, as well as patent expirations affecting a number of existing drugs, hurt this area throughout the year.

On the bright side, strong stock selection in the health-care equipment and supplies area helped the Fund outperform its benchmark. It finished more than 25% above the benchmark in this industry.

DESCRIBE THE FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

Top holdings included pharmaceutical companies such as Pfizer Inc., Wyeth, and Pharmacia Corp. As mentioned, pharmaceuticals experienced difficulties in 2002; however these companies represent quality names within the industry, and each one maintains a diverse product base that we believe is reasonably valued.

MANAGEMENT

================================================================================


Fund purchases included Johnson and Johnson (J&J), the diversified health-care company. J&J fared well in 2002, as it achieved stronger growth than its peers. Investors reacted positively to this stock partly out of anticipation of J&J's place as a leader within the lucrative drug-coated stent market later in 2003. The Fund sold IDEC Pharmaceuticals Corp. due to concerns about the company's drugs in development as well as disappointing sales of its leading cancer drug.

HOW IS THE FUND POSITIONED?

We made additions to the Fund's pharmaceutical holdings during the year. Although these stocks performed poorly as a group during 2002, at today's prices we believe that a select group of them represent favorable investment opportunities. The pressure from generic drug-makers is easing, which should help boost earnings, and some large pharmaceutical companies are likely to see an improving earnings picture in 2003 compared to that of 2002. Overall, the Fund remains well diversified within all industries in the health-care sector and we will continue to focus on strong individual stock selection.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                    GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND
                              (CLASS III SHARES)(4)
                  AND THE GOLDMAN SACHS HEALTHCARE INDEX(1,2)

                                [GRAPHIC OMMITED]


Fund Inception/   GVIT Fund Growth of $10,000   Benchmark Growth of $10,000
Previous 10 Yrs.  GVIT GLOBAL HEALTH SCIENCES  GOLDMAN SACHS HEALTHCARE INDEX
----------------  ---------------------------  ------------------------------

12/29/2000                             10,000                          10,000
12/31/2000                              9,830                          10,000
12/31/2001                             10,160                           8,796
12/31/2002                              8,206                           6,945

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND
   Average Annual Total Returns
  Period ended December 31, 2002

                     1 Year   Life(3)
                     -------  -------
Class I shares(4)    -19.23%   -9.39%
Class II shares(4)   -19.43%   -9.61%
Class III shares(4)  -19.13%   -9.33%

---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The Goldman Sachs Healthcare Index is an unmanaged, modified capitalization-weighted index of companies involved in the healthcare industry. Unlike mutual fund returns, the Goldman Sachs Healthcare Index does not include expenses. If expenses were included, the actual returns of this index would be lower.

3 The Gartmore GVIT Global Health Sciences Fund commenced operations on December 29, 2000.

4 These returns through December 31, 2002 for Class II shares are based initially on the performance of the Class I shares of the Fund, from December 29, 2000 to December 28, 2001, and on the performance of Class III shares for the remainder of that period, which was achieved prior to the creation of Class II shares. The returns for Class I shares from December 28, 2001 until May 6, 2002 are based on the performance of Class III shares because there were no Class I shares outstanding during that period. The returns for Class III shares from December 29, 2000 until December 28, 2001 are based on the performance of Class I shares prior to the creation of Class III shares. Excluding the effects of any fee waivers or reimbursements, average annual returns, except as noted below, are substantially similar to what shares of a class would have produced because all classes of shares invest in, or will invest in the same portfolio of securities. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. If these fees were reflected, returns would be less than those shown. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 25 for more information.

Past performance is not predictive of future performance.

INVESTMENT ADVISERS

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND AND GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND: Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and manages mutual funds. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management, of which approximately $16.6 billion is managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total management fees paid by the Fund for the fiscal year ended December 31, 2002, expressed as a percentage of a Fund's average daily net assets, are as follows:

Fund                                                      Fee
--------------------------------------------------------------
Gartmore GVIT Global Technology and Communications Fund  0.98%
Gartmore GVIT Global Health Sciences Fund                1.00%

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND: Aaron Harris is the portfolio manager for the Fund. Prior to joining GMF in April 2000, Mr. Harris was co-portfolio manager for the Nicholas-Applegate Global Technology Fund from 1998-March, 2000 and was an investment analyst in Global Research at Nicholas-Applegate from 1995-1997.

MANAGEMENT

================================================================================


GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND: Paul Cluskey is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Paul Cluskey joined GMF in April, 2001. Prior to that, he was the co-lead portfolio manager for Nicholas-Applegate Global Health Care Fund since its inception in September 1999. He also co-managed the Nicholas-Applegate Small Cap Growth Fund and the Nicholas-Applegate Mini-Cap Fund. He joined Nicholas-Applegate in 1998. From 1996 through 1998, he had been a senior small cap stock analyst with SEI Investments. Before that, he worked at Piper Jaffray, Inc. as a corporate finance analyst.

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND AND GVIT GLOBAL UTILITIES FUND:
Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. GGAMT was organized in July 2000, and advises mutual funds and institutional separate accounts. As of March 31, 2003, GGAMT and its U.S. affiliates had over $31.2 billion in assets under management, of which $60.8 million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on the Funds' average daily net assets. The annual management fees payable by the Fund, expressed as a percentage of a Fund's average daily net assets, are as follows:

Fund                                           Fee
---------------------------------------------------
Gartmore GVIT Global Financial Services Fund  1.00%
Gartmore GVIT Global Utilities Fund           0.80%

SUBADVISER FOR THE GARTMORE GVIT GLOBAL FINANCIAL SERVICES AND GARTMORE GVIT GLOBAL UTILITIES FUNDS

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428 is the subadviser to the Funds. Subject to the supervision of GGAMT and the Board of Trustees, GGP manages the Funds' assets in accordance with the Funds' investment objectives and strategies. GGP makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser.

Out of its management fee, GGAMT pays GGP an annual subadvisory fee, based on the Fund's average daily net assets. The annual management fees paid by GGAMT for the fiscal year ended December 31, 2002, expressed as a percentage of a Fund's average daily net assets not taking into account any applicable waivers, are as follows:

Fund                                           Fee
---------------------------------------------------
Gartmore GVIT Global Financial Services Fund  0.50%
Gartmore GVIT Global Utilities Fund           0.40%

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager. The following describes the person primarily responsible for day-to-day management of the Funds.

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND: Robert Murphy, CFA is primarily responsible for the investment management of the Fund.

Mr. Murphy joined Gartmore Investment Management plc, an affiliate of GGP in 1999 as a Global Research Analyst. Prior to this, he worked for J.P. Morgan, an investment management firm, as a European Banks and Real Estate Analyst. Mr. Murphy has twelve years of experience in the investment management business.

GARTMORE GVIT GLOBAL UTILITIES FUND: Julian L. Sinclair is primarily responsible for the investment management of the Fund. Mr. Sinclair joined Gartmore Investment Management plc, an affiliate of GGP, as a graduate trainee in 1996 focusing on our US marketing efforts. In 1997, he moved to the Emerging Markets team as an equity analyst with country responsibility for Latin America and Israel and sector responsibility for technology, media and telecoms. In addition, he managed Latin American equity portfolios.

Mr. Sinclair joined the Global Research Team in July 2000 where he specialized in Internet and telecom service providers. In May 2001, he transferred to the Global Equities Team to manage the Gartmore GVIT Global Utilities Fund and other investment companies not offered in the U.S.

BUYING AND SELLING FUND SHARES

WHO CAN BUY SHARES OF THE FUNDS

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, "Nationwide"), to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services necessary for it to receive Rule 12b-1 fees, may sell Class II shares. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine which Funds are available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells its Class I and Class III shares to separate accounts of Nationwide and may sell its Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's Class I shares; however your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine its NAV when:

-    It has not received any orders to purchase, sell or exchange shares; or
-    Changes in the value of the Fund's portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as a Fund's administrator or its agent determines a price does not represent its fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares can be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price will be the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday

BUYING AND SELLING FUND SHARES

================================================================================


closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay or refuse any exchange, transfer or redemption request. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging;
2. Variable insurance contract withdrawals or loans, including required minimum distributions; and
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate its distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, a Fund that has Class II shares pays its distributor, from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand a Fund's financial performance for the period of a Fund's operation. Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, THE RETURNS WOULD BE LOWER THAN THOSE SHOWN. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statement, is included in the annual report, which is available upon request.

                                                                     GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
                                                                --------------------------------------------------------------
                                                                                CLASS I SHARES                 CLASS III SHARES
                                                                  YEAR ENDED      YEAR ENDED     PERIOD ENDED    PERIOD ENDED
                                                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                     2002          2001 (A)        2000 (B)        2002 (C)
                                                                --------------  --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD                           $        4.21   $        7.35   $       10.00   $        3.29
                                                                --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                          (0.03)          (0.03)          (0.01)          (0.01)
  Net realized and unrealized gains (losses) on investments             (1.77)          (3.11)          (2.48)          (0.85)
                                                                --------------  --------------  --------------  --------------
    Total investment activities                                         (1.80)          (3.14)          (2.49)          (0.86)
                                                                --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net realized gains                                                        -               -           (0.16)              -
  Tax return of capital                                                 (0.02)              -               -           (0.02)
                                                                --------------  --------------  --------------  --------------
    Total distributions                                                 (0.02)              -           (0.16)          (0.02)
                                                                --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                                 $        2.39   $        4.21   $        7.35   $        2.41
                                                                ==============  ==============  ==============  ==============
Total Return                                                       (42.78%)(g)        (42.72%)     (24.96%)(d)   (26.14%)(d,g)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                            $       7,791   $      15,585   $      12,127   $       5,822
  Ratio of expenses to average net assets                                1.34%           1.35%       1.35% (e)       1.37% (e)
  Ratio of net investment income (loss) to average net assets          (0.65%)         (0.88%)      (0.44%)(e)      (3.49%)(e)
  Ratio of expenses (prior to reimbursements) to average net
    assets*                                                              1.39%           2.02%       2.57% (e)       1.79% (e)
  Ratio of net investment income (loss)
    (prior to reimbursements) to average net assets*                   (0.70%)         (1.55%)      (1.66%)(e)      (3.91%)(e)
  Portfolio turnover (f)                                               879.28%         894.05%         305.36%         879.28%

------------------------------------------------------------------------------------------------------------------------------
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from June 30, 2000 (commencement of operations) through December 31, 2000.
(c) For the period from May 2, 2002 (commencement of operations) through December 31, 2002.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) The total returns shown include losses realized on the disposal of investments that were reimbursed by the adviser, which otherwise would have reduced total return by 0.95% for Class I shares and 0.61% for Class III shares.


FINANCIAL HIGHLIGHTS

=====================================================================================================================


                                                                        GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND
                                                                       ----------------------------------------------
                                                                       CLASS I SHARES         CLASS III SHARES
                                                                       --------------  ------------------------------
                                                                        PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                                        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                          2002 (A)          2002          2001 (B)
                                                                       --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD                                  $       10.23   $       10.13   $       10.00
                                                                       --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                                     -            0.04               -
  Redemption fees                                                               0.01            0.01               -
  Net realized and unrealized gains (losses) on investments                    (1.27)          (1.21)           0.13
                                                                       --------------  --------------  --------------
    Total investment activities                                                (1.26)          (1.16)           0.13
                                                                       --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                                        (0.01)          (0.01)              -
                                                                       --------------  --------------  --------------
    Total distributions                                                        (0.01)          (0.01)              -
                                                                       --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                                        $        8.96   $        8.96   $       10.13
                                                                       ==============  ==============  ==============
Total Return                                                              (12.26%)(c)        (11.41%)       1.32% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                                   $         218   $       6,009   $       3,041
  Ratio of expenses to average net assets                                   1.37% (d)           1.31%       1.35% (d)
  Ratio of net investment income (loss) to average net assets               0.30% (d)           0.66%       0.33% (d)
  Ratio of expenses (prior to reimbursements) to average net assets*              (e)             (e)       8.56% (d)
  Ratio of net investment income (loss) (prior to reimbursements)
    to average net assets*                                                        (e)             (e)      (6.88%)(d)
  Portfolio turnover (f)                                                      211.21%         211.21%           0.00%

---------------------------------------------------------------------------------------------------------------------
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period from May 10, 2002 (commencement of operations) through December 31, 2002.
(b) For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date, the net asset value was $10.13 per share.
(c) Not annualized.
(d) Annualized.
(e) There were no fee reductions during the period.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


FINANCIAL HIGHLIGHTS

=====================================================================================================================


                                                                            GARTMORE GVIT GLOBAL UTILITIES FUND
                                                                       ----------------------------------------------
                                                                       CLASS I SHARES         CLASS III SHARES
                                                                       --------------  ------------------------------
                                                                        PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                                        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                          2002 (A)          2002          2001 (B)
                                                                       --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD                                  $        8.38   $       10.01   $        10.00
                                                                       --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                                  0.08            0.12                -
  Redemption fees                                                               0.01            0.01                -
  Net realized and unrealized gains (losses) on investments                    (0.96)          (2.62)            0.01
                                                                       --------------  --------------  --------------
    Total investment activities                                                (0.87)          (2.49)            0.01
                                                                       --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                                        (0.09)          (0.09)               -
                                                                       --------------  --------------  --------------
    Total distributions                                                        (0.09)          (0.09)               -
                                                                       --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                                        $        7.42   $        7.43   $        10.01
                                                                       ==============  ==============  ==============
Total Return                                                              (10.36%)(c)        (24.85%)       0.10% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                                   $         169   $       3,571   $        3,002
  Ratio of expenses to average net assets                                   1.20% (d)           1.10%       1.15% (d)
  Ratio of net investment income (loss) to average net assets               1.83% (d)           1.79%      (0.12%)(d)
  Ratio of expenses (prior to reimbursements) to average net assets*              (e)           1.11%       8.45% (d)
  Ratio of net investment income (loss) (prior to reimbursements)
    to average net assets*                                                        (e)           1.78%      (7.42%)(d)

---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (f) 153.83% 153.83% 0.00%

*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period from May 10, 2002 (commencement of operations) through December 31, 2002.
(b) For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date, the net asset value was $10.01 per share.
(c) Not annualized.
(d) Annualized.
(e) There were no fee reductions during the period.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


FINANCIAL HIGHLIGHTS

=============================================================================================================================


                                                                GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND
                                               -----------------------------------------------------------------------------
                                                               CLASS I SHARES                       CLASS III SHARES
                                               ----------------------------------------------  -----------------------------
                                                PERIOD ENDED    PERIOD ENDED    PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                DECEMBER 31,    DECEMBER 27,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                  2002 (A)      2001 (B)(C)       2000 (D)          2002          2001 (C)
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD          $        9.51   $        9.83   $       10.00   $       10.14   $       10.17
                                               --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                         (0.02)          (0.03)              -           (0.03)              -
  Redemption fees                                       0.01               -               -            0.01               -
  Net realized and unrealized gains (losses)
    on investments                                     (1.31)           0.39           (0.17)          (1.92)          (0.03)
                                               --------------  --------------  --------------  --------------  --------------
    Total investment activities                        (1.32)           0.36           (0.17)          (1.94)          (0.03)
                                               --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                    -           (0.02)              -               -               -
                                               --------------  --------------  --------------  --------------  --------------
    Total distributions                                    -           (0.02)              -               -               -
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                $        8.19   $       10.17   $        9.83   $        8.20   $       10.14
                                               ==============  ==============  ==============  ==============  ==============
Total Return                                      (13.88%)(e)       3.67% (e)      (1.70%)(e)        (19.13%)      (0.30%)(e)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $         370   $       2,549   $       2,458   $      11,652   $       2,540
  Ratio of expenses to average net assets           1.22% (f)       1.24% (f)       1.00% (f)           1.23%       1.35% (f)
  Ratio of net investment income (loss)
    to average net assets                          (0.25%)(f)      (0.32%)(f)      (1.00%)(f)         (0.37%)      (1.13%)(f)
  Ratio of expenses (prior to reimbursements)
    to average
    net assets*                                           (g)       5.51% (f)      28.69% (f)           1.24%       1.35% (f)
  Ratio of net investment
    income (loss)
  (prior to reimbursements)
    to average net assets*                                (g)      (4.59%)(f)     (28.69%)(f)         (0.38%)      (1.13%)(f)
  Portfolio turnover (h)                              764.93%         892.96%           0.00%         764.93          892.96%

*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period from May 6, 2002 (recommencement of sales to public) through December 31, 2002.
(b) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(c) Class I shares were exchanged into Class III shares effective December 28, 2001.
(d) For the period from December 29, 2000 (commencement of operations) through December 31, 2000.
(e) Not annualized.
(f) Annualized.
(g) There were no fee reductions during the period.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                      [This Page Left Blank Intentionally]

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA  THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov



Gartmore
   Funds                  THE TRUST'S INVESTMENT COMPANY ACT  FILE NO.: 811-3213


Gartmore Funds
P.O. Box 182205 Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

www.gartmorefunds.com

CORE EQUITY Series


Gartmore GVIT Nationwide Fund (formerly Gartmore GVIT Total Return Fund) Gartmore GVIT Growth Fund
Gartmore GVIT Mid Cap Growth Fund (formerly Strong GVIT Mid Cap Growth Fund)


GARTMORE FUNDS                                             WWW.GARTMOREFUNDS.COM
================================================================================

PROSPECTUS

April 28, 2003


                                [GRAPHIC OMITTED]

                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
GARTMORE                      To state otherwise is a crime.


--------------------------------------------------------------------------------
LOOK BEYOND(SM)


TABLE OF CONTENTS

================================================================================

FUND SUMMARIES


GARTMORE GVIT NATIONWIDE FUND. . . . . . . . . . . . . . .   3
(FORMERLY GARTMORE GVIT TOTAL RETURN FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT GROWTH FUND. . . . . . . . . . . . . . . . .   6
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE MID CAP GROWTH FUND . . . . . . . . . . . . . . .   8
(FORMERLY STRONG GVIT MID CAP GROWTH FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . .  11
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . .  13
Management's Discussion of the Funds' Performance
Investment Adviser

BUYING AND SELLING FUND SHARES . . . . . . . . . . . . . .  17
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . .  19
Dividends and Distributions Tax Status

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . .  20

ADDITIONAL INFORMATION . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES

================================================================================

This prospectus provides information about three funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 11. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

This prospectus provides information with respect to the following classes of shares of the Funds, which constitute all available classes at this time:

Gartmore GVIT Nationwide Fund
-    Class I
-    Class II
-    Class III
-    Class IV

Gartmore GVIT Growth Fund
-    Class I
-    Class IV

Gartmore GVIT Mid Cap Growth Fund
-    Class I
-    Class II
-    Class III
-    Class IV

The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 17.

FUND SUMMARIES - GARTMORE GVIT NATIONWIDE FUND
                 (FORMERLY GARTMORE GVIT TOTAL RETURN FUND)

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Nationwide Fund seeks total return through a flexible combination of capital appreciation and current income.

To achieve its objective, the Fund invests primarily in common stocks and convertible securities. The portfolio managers generally consider the following factors when choosing companies to purchase:

-    Above-average revenue growth,

-    Consistent earnings growth,

-    Above-average earnings growth, or

-    The price of the security is attractive.

It usually will sell securities if:

-    There is a significant increase in share price,

-    The outlook of a company's earnings become less attractive, or

-    More favorable opportunities are identified.

TOTAL RETURN

Generally, total return means a combination of capital appreciation and income. In other words, the Fund looks for stocks and other securities that may pay dividends and other income, instead of relying solely on the security's prospects for increasing in value. Because, in most cases, a stock is more certain to pay its scheduled dividends than increase in value, a total return approach can help a fund achieve more stable, dependable returns.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 11.

FUND SUMMARIES - GARTMORE GVIT NATIONWIDE FUND
                 (FORMERLY GARTMORE GVIT TOTAL RETURN FUND)

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

Best Quarter:        17.0%     4th Qtr. of 1998
Worst Quarter:     -18.98%     3rd Qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:


                      1 YEAR   5 YEARS   10 YEARS
                      -------  --------  ---------
Class I shares(1)     -17.35%    -2.07%      7.47%
Class II shares(2)    -17.46%    -2.30%      7.21%
Class III shares(2)   -17.18%    -2.03%      7.49%
Class IV shares(2)    -17.35%    -2.07%      7.47%
The S&P 500 Index(3)  -22.10%    -0.59%      9.33%

---------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 These returns through July 11, 2002 for Class II shares, through May 6, 2002 for Class III shares and through December 31, 2002 for Class IV shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II, Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II, Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II, Class III and Class IV shares invest in the same portfolio of securities as Class I shares, and Class III and Class IV shares have the same expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares-Short Term Trading Fees" on page 18 for more information.

3 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS II   CLASS III   CLASS IV
                                        --------  ---------  ----------  ---------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)                                N/A        N/A     1.00%(2)      N/A
    ------------------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          0.59%      0.59%       0.59%      0.59%
  Distribution and/or
    Service (12b-1) Fees                    None      0.25%        None       None
  Other Expenses                           0.25%      0.25%       0.25%      0.25%
==================================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                       0.84%      1.09%       0.84%      0.84%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

FUND SUMMARIES - GARTMORE GVIT NATIONWIDE FUND
                 (FORMERLY GARTMORE GVIT TOTAL RETURN FUND)

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------  --------  --------  ---------
Class I           $    86  $    268  $    466  $   1,037
Class II          $   111  $    347  $    601  $   1,329
Class III         $    86  $    268  $    466  $   1,037
Class IV          $    86  $    268  $    466  $   1,037

FUND SUMMARIES - GARTMORE GVIT GROWTH FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Growth Fund seeks long-term capital appreciation.

To achieve its objective, the Fund primarily invests in the common stock of large capitalization companies. Under normal conditions, the Fund primarily invests in common stock and convertible securities and generally intends to be fully invested in these securities.

The portfolio manager will consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows, and dividends when deciding whether to buy or sell securities. The Fund looks for companies whose earnings are expected to consistently grow faster than other companies in the market. It generally will sell securities if:

-    It is unlikely earnings expectations will be met.

-    The price of the security is or becomes overvalued.

-    The outlook for a company's earnings becomes less attractive.

-    More favorable opportunities are identified.

The portfolio manager has engaged in more frequent portfolio securities trading in order to take advantage of recent volatile markets. Frequent portfolio transactions will lead to higher transaction costs for the Fund; however, the protfolio manager believes that either the long- or short-term benefits to the Fund of such frequent trading will outweigh the costs.

THE BENEFITS OF RESEARCH

Through research, the portfolio manager and analysts gather, check and analyze information about industries and companies to determine if they are well positioned for long-term growth. The Fund seeks companies that have favorable long-term growth potential and the financial resources to capitalize on growth opportunities.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. The portfolio managers engage in active and frequent portfolio trading of all or part of the securities of the Fund if they believe that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 11.

FUND SUMMARIES - GARTMORE GVIT GROWTH FUND

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1)

[GRAPHIC OMITTED]

Best Quarter:       20.5%     4th Qtr. of 1998
Worst Quarter:     -28.3%     1st Qtr. of 2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                           1 YEAR   5 YEARS   10 YEARS
                           -------  --------  ---------
Class I shares(1)          -28.72%   -12.60%      1.97%
Class IV shares(2)         -28.72%   -12.60%      1.97%
The Russell 1000(R)
   Growth Index(3)         -27.88%    -3.84%      6.70%

---------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 These returns through December 31, 2002 are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been substantially similar as what Class I shares produced. This is because Class IV shares invest in the same portfolio of securities as Class I shares, and have the same expenses.

3 Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index (the 1000 largest companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values (as of March 31, 2003, the market capitalization range of securities in the Russell 1000 Index was $249 million to $259 billion). Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS IV
                                        --------  ---------
Shareholder Fees(1)
  (paid directly from your investment)       N/A       N/A
-----------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          0.60%      0.60%
Distribution and/or
  Service (12b-1) Fees                      None      None
  Other Expenses                           0.25%      0.25%
===========================================================
TOTAL ANNUAL FUND OPERATING EXPENSES       0.85%      0.85%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

          1 YEAR   3 YEARS   5 YEARS   10 YEARS
          -------  --------  --------  ---------
Class I   $    87  $    271  $    471  $   1,049
Class IV  $    87  $    271  $    471  $   1,049

FUND SUMMARIES - GARTMORE GVIT MID CAP GROWTH FUND
                 (FORMERLY STRONG GVIT MID CAP GROWTH FUND)

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Mid Cap Growth Fund seeks a high level of long- term capital appreciation.

To achieve its objective under normal conditions the Fund invests at least 80% of its net assets in equity securities of mid-capitalization companies (mid-cap companies). Mid cap companies are companies having a market capitalization within the range of the companies included in the Russell Midcap(R) Index1 at the time of investment. The Russell Midcap Index is composed of 800 stocks of mediumsize companies with market capitalizations as of March 31, 2003 ranging primarily between $10.8 million and $1.3 billion. Due to market fluctuations, the current market capitalization of the companies within the Russell Midcap Index may be higher or lower over time.

The Fund's investment style focuses on growth companies that are reasonably priced.

In analyzing specific companies for possible investment, the Fund's portfolio manager reviews the earnings growth of all publicly traded mid-cap companies over the past three years and makes investments based on several of the following characteristics:

- Above-average, consistent earnings growth and superior forecasted growth versus the market;

-    Financial strength and stability;

-    A healthy balance sheet;

-    Strong competitive advantage within its industry;

-    Positive investor sentiment;

-    Relative market value; and Strong management team.

The Fund primarily invests in equity securities which may include common stock, convertible securities and warrants. The Fund typically invests in securities issued by approximately 60 to 80 companies with 1 - 3% of the Fund's net assets in securities of a particular issuer.

The Fund's portfolio manager considers whether to sell a particular security based on the following criteria:

---------------
1 The Russell Midcap(R) Index is a registered service mark of the Frank Russell Company, which does not sponsor and is no way affiliated with the Fund.


-    Change in company fundamentals from the time of original investment;

- When valuation measures deteriorate to where other attractive stocks are available more cheaply;

- Financial strength and stability of the issuer weakens; When market capitalization reaches the upper boundaries for mid cap companies; and

The portfolio manager, however, is not required to sell a security if it is no longer considered a mid cap company.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID CAP RISK. The Fund focuses on a narrower portion of the overall stock market by investing primarily in mid-cap companies and therefore is subject to the risks associated with mid-sized companies. The Fund's investment in mid-sized companies are riskier than investments in larger, more established companies. The stocks of mid- sized companies may be less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 11.

FUND SUMMARIES - GARTMORE GVIT MID CAP GROWTH FUND
                 (FORMERLY STRONG GVIT MID CAP GROWTH FUND)

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

                    ANNUAL TOTAL RETURNS-CLASS IV SHARES(1):

                                [GRAPH OMITTED]

                      Best Quarter: 21.2% 4th Qtr. of 2001
                     Worst Quarter: -19.2% 3rd Qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                              ONE      FIVE    TEN
                              YEAR    YEARS   YEARS
                             -------  ------  ------
Class I shares(2)            -22.38%   5.36%   8.56%
Class II shares(2)           -22.57%   5.10%   8.29%
Class III shares(2)          -22.38%   5.36%   8.56%
Class IV shares              -22.38%   5.36%   8.56%
The Russell Midcap Index(3)  -27.41%  -1.82%   6.71%

---------------
1 The Fund's predecessor, Market Street Mid Cap Growth Portfolio (the "Portfolio"), commenced operations on May 1, 1989. As of April 28, 2003, the Strong GVIT Mid Cap Growth Fund (renamed Gartmore GVIT Mid Cap Growth
     Fund) acquired all the assets, subject to stated liabilities, of the Portfolio. As result, the performance of the Gartmore GVIT Mid Cap Growth Fund has been restated to reflect the performance of the Portfolio because the Portfolio is the survivor for performance purposes and the prior performance of the Strong GVIT Mid Cap Growth Fund prior to April 28, 2003 will no longer be reflected when performance is presented for the Fund.

2 These returns through December 31, 2002 are based on the performance of the Portfolio which is the same as performance for the Class IV shares and which was achieved prior to the acquisition of the Portfolio's assets by the Fund and restatement of the performance of Class I, Class II, Class III shares. Class IV shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I, Class II or Class III shares had the same fee waivers or reimbursements and operated as part of the Portfolio during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class IV shares produced. This is because Class I, Class II and Class III shares invest in the same portfolio of securities as Class IV shares and Class I and Class III shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 18 for more information.

3 The Russell Midcap Index(R) is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents approximately 25% of the total market capitalization of the Russell 1000 Index. Unlike mutual fund returns, the Russell Midcap Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

FUND SUMMARIES - GARTMORE GVIT MID CAP GROWTH FUND
                 (FORMERLY STRONG GVIT MID CAP GROWTH FUND)

================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                               CLASS I   CLASS II   CLASS III   CLASS IV
                               --------  ---------  ----------  ---------
Shareholder Fees(1)
  (paid directly from
  your investment)
  Short -Term Trading Fee
    (as a percentage
    of amount redeemed
    or exchanged)                  N/A        N/A     1.00%(2)       N/A
-------------------------------------------------------------------------
Annual Fund
  Operating Expenses
  (deducted from Fund assets)
  Management Fees                 0.75%      0.75%       0.75%      0.75%
Distribution and/or
  Service 12b-1 Fees              None       0.25%       None       None
  Other Expenses(3)               0.26%      0.26%       0.26%      0.26%
=========================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                1.01%      1.26%       1.01%      1.01%

Amount of Fee Waiver/Expense
  Reimbursement                    N/A        N/A         N/A       0.06%
=========================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)                    N/A        N/A         N/A    0.95%(3)

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 Gartmore Mutual Fund Capital Trust, the Fund's investment adviser ("GMF") and the Trust have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.95% for the Fund's Class IV shares through at least October 1, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the expenses of the Class IV shares of the Fund to exceed the expense limitation noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding to the Fund was made.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change and expense limitations for Class IV shares through October 1, 2004. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                     1 Year   3 Years   5 Years   10 Years
                     -------  --------  --------  ---------
Class I              $   103  $    322  $    558  $   1,236
Class II             $   128  $    400  $    692  $   1,523
Class III            $   103  $    322  $    558  $   1,236
Class IV             $    97  $    316  $    552  $   1,231

MORE ABOUT THE FUNDS

================================================================================


TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES (NATIONWIDE, GROWTH). In addition to investing in common stocks, each of the Funds may invest in convertible securities-also known as convertibles-including bonds, debentures, notes, preferred stocks and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertibles' market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of the fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," higher-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non- convertible securities such as bonds (bondholders must be generally paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS (MID CAP GROWTH). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

MANAGEMENT

================================================================================


MANAGEMENT'S DISCUSSION OF THE FUNDS' PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2002. This discussion provides an overview of the economy and markets and how they affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers (in early 2003). The outlook foreseen by the portfolio managers at that time may or may not be realized.

GARTMORE GVIT NATIONWIDE FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund outperformed relative to its benchmark by returning -17.35% (Class I) versus -22.10% for its benchmark, the S&P 500 Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED THE FUND'S PERFORMANCE?

The market declined for the third consecutive year during 2002. Several factors hurt equity market performance. Among them were investors' loss of confidence and trust in corporate America in the wake of accounting fraud disclosure by WorldCom and Enron. Other negative factors included sluggish U.S. economic growth, which led to lackluster profits, and the uncertainty created by the threat of conflict with Iraq.

The Fund's relative outperformance came primarily from good stock selection within the industrials, consumer discretionary and health-care sectors. Best-performing stocks within these sectors included Avery Dennison Corp., a firm that develops and manufactures self-adhesive solutions for consumer products and label systems; The Black & Decker Corp., which capitalized on the strong housing market; and Boston Scientific Corp., a manufacturer of medical devices that can be used to perform less-invasive surgery.

DESCRIBE THE FUND'S TOP HOLDINGS AND/OR MAJOR TRANSACTIONS DURING THE PERIOD.

The Fund's top holdings included Pfizer Inc., the world's largest pharmaceutical maker; Microsoft Corp., the dominant U.S. software manufacturer; and Johnson & Johnson, the diversified pharmaceutical firm whose stock has been driven by its new ground-breaking drug-coated stent products for heart patients.

Major purchases during the year included industrial conglomerate General Electric Co., whose stock we believe was undervalued for the first time in more than five years; HCA Inc., the premier U.S. hospital chain, the purchase of which was driven by strong patient and pricing growth; and Clear Channel Communications, Inc., the advertising company, based on our improved forecast for advertising.

Sale candidates included 3M Co., an industrial conglomerate, which was sold due to a run-up in its valuation. International Business Machines Corp. (IBM), the information technology services company, also was sold because we were concerned about the company's increased focus on services and its potential negative impact on earnings, while Nextel Communications Inc., the telecommunications stock, was sold to capture its gains.

HOW IS THE FUND POSITIONED?

We expect U.S. economic growth in 2003 to be similar to that in 2002. However, the determinants of that growth will shift slightly, with more impetus coming from capital spending and a bit less from consumer spending. Given this shift in growth drivers, we have increased the Fund's weighting in the information technology sector, and decreased its holdings in the consumer discretionary and consumer staples sectors. We remain overweighted in the industrial sector, given our outlook for the economy's expected recovery.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
           GARTMORE GVIT NATIONWIDE FUND (CLASS I SHARES) AND THE S&P
            500 OVER A TEN YEAR PERIOD ENDED DECEMBER 31, 2002(1),(2)


                               [GRAPHIC OMITED]


Fund Inception/    GVIT Fund Growth of $10,000   Benchmark Growth of $10,000
Previous 10 Yrs.  GARTMORE GVIT NATIONWIDE FUND         S&P 500 INDEX
----------------  -----------------------------  ---------------------------
12/31/1992                               10,000                       10,000
12/31/1993                               11,092                       10,999
12/31/1994                               11,211                       11,143
12/31/1995                               14,472                       15,313
12/31/1996                               17,633                       18,847
12/31/1997                               22,823                       25,135
12/31/1998                               26,948                       32,319
12/31/1999                               28,819                       39,120
12/31/2000                               28,208                       35,558
12/31/2001                               24,874                       31,332
12/31/2002                               20,557                       24,406


                        GARTMORE GVIT NATIONWIDE FUND(1)
                          Average Annual Total Returns
                        Periods ended December 31, 2002


                             1 Year   5 Years   10 Years
                             -------  --------  ---------
Class I shares               -17.35%    -2.07%      7.47%
Class II shares(3)           -17.46%    -2.30%      7.21%
Class III shares(3)          -17.18%    -2.03%      7.49%
Class IV shares(3)           -17.35%    -2.07%      7.47%

---------------
1 The calculations in the graph assume reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

MANAGEMENT

================================================================================


2 The Standard & Poor's 500 Index-an unmanaged index of 500 widely held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of the Index would be lower.

3 These returns through July 11, 2002 for Class II shares, through May 6, 2002 for Class III shares and through December 31, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II, Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II, Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II, Class III and Class IV shares invest in the same portfolio of securities as Class I shares, and Class III and Class IV shares have the same expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares- Short Term Trading Fees" on page 18 for more information.

Past performance is not predictive of future performance.

GARTMORE GVIT GROWTH FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -28.72% (Class
I) versus -27.88% for the Russell 1000 Growth Index, its benchmark.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED THE FUND'S PERFORMANCE?

A number of geopolitical and economic factors hurt stock performance with 2002 entering the record book as the third straight year of declines in the equity markets. Investor confidence was damaged in the wake of several major accounting scandals and the looming threat of war with Iraq. Poor corporate earnings also took a heavy toll on the markets.

Large-cap growth stocks finished the year deep into negative territory. Although the Fund out performed the benchmark in the information technology and health-care sectors (which represent 25% and 24% of the Fund, respectively), both experienced major declines.

The Fund's information technology holdings fell more than 38% as weak capital spending and a glut of competition (particularly in the network storage industry) hurt overall technology profits. Health-care stocks were dragged down by poor returns in the pharmaceuticals industry. Large pharmaceutical companies have faced severe challenges to their market shares from generic drugmakers because patents for several blockbuster drugs have expired.

DESCRIBE THE FUND'S TOP HOLDINGS AND/OR MAJOR TRANSACTIONS DURING THE PERIOD.

The Fund's top holdings include high-quality companies such as Microsoft Corp. and Johnson and Johnson (J&J). Microsoft managed strong sales gains during the year; we believe it is positioned to outperform when technology spending eventually resumes. J&J has fared well, experiencing stronger growth than that of its peers, partly out of an anticipation of its place as a leader within the lucrative drug-coated stent market for heart patients.

The Fund purchased shares of Anheuser-Busch Co. Inc. The company has experienced solid earnings growth for the past several years, and 2002 was the brewery's best sales year ever. Conversely, the Fund sold videogame maker Electronic Arts Inc. due to concerns about consumer spending toward the end of the year.

HOW IS THE FUND POSITIONED?

The Fund is positioned to capture the start of an eventual market recovery. We increased the Fund's holdings in the information technology sector because we expect capital spending to improve based on our expectations for stronger corporate profits. We also have marginally increased the Fund's pharmaceuticals holdings despite our decision to pare back on overall health-care holdings.

In addition, we trimmed the Fund's more defensive stocks, such as those in the consumer discretionary and consumer staples areas. Consumer stocks have performed well during the bear market of the past three years. However, we believe that other areas will experience stronger growth in 2003. We also believe that the Fund's less-defensive position gives us the best opportunity to outperform the Index.

                COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT
                IN THE GARTMORE GVIT GROWTH FUND (CLASS I SHARES)
                  AND THE RUSSELL 1000(R) GROWTH INDEX(1),(2)

                               [GRAPHIC OMITED]


Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000
Previous 10 Yrs.   GARTMORE GVIT GROWTH FUND    RUSSELL 1000 GROWTH INDEX
----------------  ---------------------------  ---------------------------
12/31/1992                             10,000                       10,000
12/31/1993                             10,961                       10,290
12/31/1994                             10,862                       10,564
12/31/1995                             14,051                       14,492
12/31/1996                             17,724                       17,843
12/31/1997                             23,837                       23,283
12/31/1998                             30,979                       32,294
12/31/1999                             32,305                       43,003
12/31/2000                             23,733                       33,360
12/31/2001                             17,056                       26,547
12/31/2002                             12,158                       19,144

MANAGEMENT

================================================================================


                            GARTMORE GVIT GROWTH FUND
                          Average Annual Total Returns
                         Periods ended December 31, 2002


                            1 Year   5 Years   10 Years
                            -------  --------  ---------
Class I shares              -28.72%   -12.60%      1.97%
Class IV shares(3)          -28.72%   -12.60%      1.97%

---------------
1 The calculation in the graph assumes reinvestments of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 Russell 1000(R) Growth Index measures the performance of companies in the Russell 1000(R) Index (the 1000 largest companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3 These returns through December 31, 2002 are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been substantially similar as what Class I shares produced. This is because Class IV shares invest in the same portfolio of securities as Class I shares, and have the same expenses.

Past performance is not predictive of future performance.

GARTMORE GVIT MID CAP GROWTH FUND*

HOW DID THE FUND PERFORM?

The total return for the predecessor to the Gartmore GVIT Mid Cap Growth Fund during the 12 months ended December 31, 2002 was -
22.38%. That compared to a -27.41% return for the Russell Midcap Index.

The Fund's sub-adviser through September 30, 2002 was T. Rowe Price. The Fund's new investment adviser, Gartmore Mutual Fund Capital Trust, managed the Fund during the fourth quarter.

Stocks performed poorly during most of the period. Corporate accounting scandals in the U.S. severely damaged investor confidence, while the threat of war in Iraq as well as the possibility of terrorism put a damper on the financial markets. The market became significantly oversold in early October. The market rallied during the following two months, driven by technology and telecommunications stocks. Mid-cap value stocks outpaced large-cap stocks during the 12-month period.

The Fund employs a growth-at-a-reasonable-price strategy that seeks to invest in companies with strong earnings growth when their shares trade at attractive valuations. The Fund benefited during the first half of the period from its exposure to nontraditional growth sectors, such as industrials, business services (including defense), health-care services, and energy. Strong-performing stocks included ITT Industries (industrial), Rockwell Collins (aerospace and defense), Anthem and WellPoint Health (health care) and Devon Energy (energy). The Fund's performance was hurt by investments in telecommunications services providers such as Western Wireless and Triton PCS Holdings. Security software firm VeriSign and biotechnology company Sepracor also dampened performance.

The Fund's increased weighting in telecommunications stocks helped performance during the fourth quarter. ADC Telecom, a supplier of equipment and software to communication services providers, rebounded nicely from extreme lows to finish 82% during the quarter. Converse Technology, a designer and maker of computer and telecommunications systems and software, also contributed to the Fund's returns, with a 43% return during the quarter. The Fund was hurt by its position in health- care stocks such as Express Scrips; a pharmacy benefits manager, which declined 12% during the quarter, and AmerisourceBergen, a wholesale pharmaceutical distributor, which declined 3%.

The largest sector holdings (as a percentage of net assets) of the Funds include:

Sector                           Approximate Fund %
---------------------------------------------------

Services: Commercial                             8%
Retail                                           7%
Drugs and Pharmaceuticals                        7%
Health Care Services                             5%
Communications Technology                        5%

---------------
* Because the assets of the Market Street Mid Cap Growth Portfolio were acquired by the Gartmore GVIT Mid Cap Growth Fund (formerly Strong GVIT Mid Cap Growth Fund) as of April 28, 2003 and the Fund's performance was restated to reflect the Portfolio's performance at that time, the management's discussion of the performance of the Gartmore GVIT Mid Cap Growth Fund is in regard to the predecessor portfolio for the fiscal year ended December 31, 2002.


The earnings decline has been worse than many investors expected, but the recent rally suggests that the earnings recovery may also outstrip investors' hopes. In this uncertain environment, we will continue to focus on individual stocks, remaining closely aligned with our benchmark's sector weightings.

MANAGEMENT

================================================================================


         COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE GARTMORE
                   GVIT MID CAP GROWTH FUND (CLASS IV SHARES)
                     AND THE RUSSELL MIDCAP INDEX(1),(2),(3)


                               [GRAPHIC OMITED]

Fund Inception/      GVIT Fund Growth of $10,000     Benchmark Growth of $10,000
Previous 10 Yrs.  GARTMORE GVIT MID CAP GROWTH FUND     RUSSELL MIDCAP INDEX
----------------  ---------------------------------  ---------------------------
12/31/1992                                   10,000                       10,000
12/31/1993                                   10,520                       11,430
12/31/1994                                   10,520                       11,191
12/31/1995                                   11,939                       15,047
12/31/1996                                   14,446                       17,905
12/31/1997                                   17,509                       23,099
12/31/1998                                   18,907                       25,431
12/31/1999                                   21,925                       30,068
12/31/2000                                   30,309                       32,548
12/31/2001                                   29,290                       30,718
12/31/2002                                   22,736                       25,746


                        GARTMORE GVIT MID CAP GROWTH FUND
                          Average Annual Total Returns
                         Periods ended December 31, 2002


                             1 Year   5 Years   10 Years
                             -------  --------  ---------
Class I shares               -22.38%     5.36%      8.56%
Class II shares(3)           -22.57%     5.10%      8.29%
Class III shares(3)          -22.38%     5.36%      8.56%
Class IV shares(3)           -22.38%     5.36%      8.56%

---------------
1 The calculations in the graph assume reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.


2 The Russell Midcap Index is an index which measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents approximately 25% of the total market capitalization of the Russell 1000 Index. Unlike mutual fund returns, the Russell Midcap Index does not include expenses. If expenses were included, the actual returns of this index would be lower.

3 These returns through December 31, 2002 are based on the performance of the Market Street Mid Cap Growth Portfolio (the "Portfolio") which is the same as performance for the Class IV shares and which was achieved prior to the acquisition of the Portfolio's assets by the Fund and restatement of the performance of Class I and Class III shares. Class IV shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I, and Class III shares had the same fee waivers or reimbursements and operated as part of the Portfolio during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class IV shares produced. This is because Class I, Class II and Class III shares invest in the same portfolio of securities as Class IV shares and Class I and Class III shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares-Short-Term Trading Fees" on page 18 for more information.

Past performance is not predictive of future performance.

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GMF was organized in 1999 and manages mutual funds. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management, of which $16.6 billion is managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total management fees paid by each of the Funds for the fiscal year ended December 31, 2002, expressed as a percentage of the Fund's average daily net assets, was as follows:


FUND                                          FEE
----                                         ------
Gartmore GVIT Nationwide Fund                0.59%
Gartmore GVIT Growth Fund                    0.60%
Gartmore GVIT Mid Cap Growth Fund            0.75%*

---------------
* Because the Market Street Mid Cap Growth Portfolio was reorganized into the Gartmore Mid Cap Growth Fund (formerly Strong GVIT Mid Cap Growth Fund) as of April 28, 2003, the management fee shown here is that paid by the predecessor portfolio for the fiscal year ended December 31, 2002.

GARTMORE GVIT NATIONWIDE FUND

Portfolio Managers: Simon Melluish and William H. Miller are portfolio co-managers of the Gartmore GVIT Nationwide Fund, as well as the Gartmore Nationwide Fund.

Mr. Melluish joined Gartmore Investment Management plc ("GIM"), an affiliate of GMF, in 1995 as an Investment Manager for the Global Portfolio Team. In July 2000, he was appointed head of U.S. equities for GIM. Mr. Melluish is a senior portfolio manager for GMF and also currently manages the Gartmore Nationwide Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund.

Mr. Miller began co-managing the Gartmore GVIT Nationwide Fund on September 1, 2000. Prior to joining GMF in July 1999, Mr. Miller held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager, Delaware Management Company (1995-1997).

MANAGEMENT

================================================================================


GARTMORE GVIT GROWTH FUND

Portfolio Manager: Christopher Baggini is the portfolio manager of the Gartmore GVIT Growth Fund, as well as the Gartmore Growth Fund. Mr. Baggini joined GMF in March 2000. Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors from November 1986 to March 2000.

GARTMORE GVIT MID CAP GROWTH FUND

Portfolio Manager: Robert D. Glise, CFA, is the Gartmore GVIT Mid Cap Growth Fund's portfolio manager. As the portfolio manager, Mr. Glise is be responsible for the day-to-day management of the Fund and the selection of the the Fund's investments. Mr. Glise joined Gartmore-U.S. in April 2002. Prior to April 2002, Mr. Glise was Senior Portfolio Manager and Partner of Munder Capital Management and portfolio manager of the Munder MidCap Select Fund as well as co-manager of the Munder Small Company Growth Fund. Prior to that, Mr. Glise was a portfolio manager for the Eaton Corporation from April 1993 to January 1998.

BUYING AND SELLING FUND SHARES

================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Class I shares and Class III of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its affiliate life insurance companies, (collectively, "Nationwide") to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services necessary for them to receive 12b-1 fees, may sell Class II shares.

Class IV shares of the Funds will be sold to certain separate accounts of

- Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (NLICA); and

- Nationwide Life and Annuity Company of America (formerly Provident- mutual Life and Annuity Company of America) (NLACA)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003).

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells Class I and Class III shares to separate accounts of Nationwide and may also sell Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. In addition, Class IV shares of the Funds will be sold to separate accounts of NLICA and NLACA. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell, or exchange shares; or
-    Changes in the value of the Funds' portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds' administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

BUYING AND SELLING FUND SHARES

================================================================================


SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay any exchange, transfer or redemption request. Such requests may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Gartmore GVIT Nationwide Fund and the Gartmore GVIT Mid Cap Growth Fund reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of a Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging

2. Variable insurance contract withdrawals or loans, including required minimum distributions

3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, the Funds that have Class II shares pay its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACT. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request. For the Gartmore GVIT Mid Cap Growth Fund, the Financial Highlights shown are for its predecessor, Market Street Mid Cap Growth Portfolio.


                                                                   GARTMORE GVIT NATIONWIDE FUND
                                            ------------------------------------------------------------------------------
                                                                           CLASS I SHARES
                                            ------------------------------------------------------------------------------
                                              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                 2002          2001 (a)          2000            1999            1998
                                            --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                       $        9.89   $       11.64   $       18.81   $       18.40   $       16.38
                                            --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                              0.08            0.08            0.12            0.12            0.19
  Net realized and unrealized gains (losses)
   on investments                                   (1.79)          (1.46)          (0.47)           1.13            2.77
                                            --------------  --------------  --------------  --------------  --------------
    Total investment activities                     (1.71)          (1.38)          (0.35)           1.25            2.96
                                            --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                             (0.08)          (0.08)          (0.12)          (0.12)          (0.19)
  Net realized gains                                    -           (0.29)          (6.70)          (0.72)          (0.75)
                                            --------------  --------------  --------------  --------------  --------------
    Total distributions                             (0.08)          (0.37)          (6.82)          (0.84)          (0.94)
                                            --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                             $        8.10   $        9.89   $       11.64   $       18.81   $       18.40
                                            ==============  ==============  ==============  ==============  ==============
Total Return                                      (17.35%)        (11.82%)         (2.12%)           6.94%          18.07%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)        $   1,252,686   $   1,677,316   $   2,014,759   $   2,419,737   $   2,343,437
  Ratio of expenses to average net assets            0.83%           0.78%           0.78%           0.72%           0.65%
  Ratio of net investment income to average
   net assets                                        0.84%           0.77%           0.63%           0.64%           1.05%
  Ratio of expenses (prior
   to reimbursements)
   to average net assets*                            0.84%           0.82%           0.81%             (f)             (f)
  Ratio of net investment income
   (prior to reimbursements) to
   average net assets*                               0.83%           0.73%           0.60%             (f)             (f)
Portfolio turnover (g)                              33.25%          58.36%         148.28%          29.95%          17.13%


                                               CLASS II                      CLASS III
                                                SHARES                         SHARES
                                            --------------                  --------------
                                             PERIOD ENDED                    PERIOD ENDED
                                             DECEMBER 31,                    DECEMBER 31,
                                               2002 (b)                        2002 (c)
                                            --------------                  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                       $        8.68                   $        9.78
                                            --------------                  --------------
INVESTMENT ACTIVITIES:
Net investment income                                0.04                            0.05
Net realized and unrealized gains (losses)
  on investments                                    (0.57)                          (1.65)
                                            --------------                  --------------
Total investment activities                         (0.53)                          (1.60)
                                            --------------                  --------------
DISTRIBUTIONS:
Net investment income                               (0.05)                          (0.07)
                                            --------------                  --------------
Total distributions                                 (0.05)                          (0.07)
                                            --------------                  --------------
NET ASSET VALUE - END OF PERIOD             $        8.10                   $        8.11
                                            ==============                  ==============
Total Return                                       (6.14%) (d)                    (16.38%)(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)          $         765                   $         399
Ratio of expenses to average net assets              1.07% (e)                      0.72% (e)
Ratio of net investment income to
  averagenet assets                                  1.03% (e)                      1.07% (e)
Portfolio turnover (f)                              33.25%                         33.25%

--------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from July 11, 2002 (commencement of operations) through December 31, 2002.
     (c) For the period from May 6, 2002 (commencement of operations) through December 31, 2002.
(d)  Not annualized.
(e)  Annualized.
(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS

================================================================================


                                                                       GARTMORE GVIT GROWTH FUND
                                               ------------------------------------------------------------------------------
                                                                              CLASS I SHARES
                                               ------------------------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                    2002          2001 (a)          2000            1999            1998
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                          $       10.55   $       14.68   $       25.71   $       26.59   $       21.21
                                               --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                             -           (0.01)          (0.01)           0.17            0.19
  Net realized and unrealized gains
   (losses) on investments                             (3.03)          (4.12)          (6.76)           0.92            6.14
                                               --------------  --------------  --------------  --------------  --------------
    Total investment activities                        (3.03)          (4.13)          (6.77)           1.09            6.33
                                               --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                    -               -           (0.04)          (0.17)          (0.19)
  Net realized gains                                       -               -           (4.22)          (1.60)          (0.76)
  Tax return of capital                                    -               -               -           (0.20)              -
                                               --------------  --------------  --------------  --------------  --------------
    Total distributions                                    -               -           (4.26)          (1.97)          (0.95)
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                                $        7.52   $       10.55   $       14.68   $       25.71          2$6.59
                                               ==============  ==============  ==============  ==============  ==============
Total Return                                         (28.72%)        (28.13%)        (26.53%)           4.28%          29.96%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $     201,689   $     352,147   $     606,599   $   1,067,839   $   1,064,498
  Ratio of expenses to average net assets               0.85%           0.80%           0.80%           0.74%           0.67%
  Ratio of net investment income (loss) to
   average net assets                                 (0.03%)         (0.10%)         (0.07%)           0.62%           0.83%
  Ratio of expenses (prior to reimbursements)
   to average net assets*                               0.85%           0.85%           0.83%             (b)             (b)
  Ratio of net investment income (loss)
   (prior to reimbursements)
   to average net assets*                             (0.03%)         (0.15%)         (0.10%)             (b)             (b)
  Portfolio turnover                                  231.69%         227.28%         205.34%          24.70%          10.67%

-----------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  There were no fee reductions during the period.

FINANCIAL HIGHLIGHTS

================================================================================


                                                                       GARTMORE GVIT MID CAP GROWTH FUND*
                                                  ------------------------------------------------------------------------------
                                                                                CLASS IV SHARES
                                                  ------------------------------------------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                       2002            2001            2000            1999            1998
                                                  --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                             $       20.01   $       27.71   $      21.974   $       21.91   $       22.19
                                                  --------------  --------------  --------------  --------------  --------------
ACTIVITIES:
  Net investment income (loss)                            (0.11)          (0.07)           0.18            0.11            0.11
  Net realized and unrealized gains (losses)
    on investments                                        (4.35)          (1.00)           7.48            2.89            1.50
                                                  --------------  --------------  --------------  --------------  --------------
    Total investment activities                           (4.46)          (1.07)           7.66            3.00            1.61
                                                  --------------  --------------  --------------  --------------  --------------
  Net investment income                                       -           (0.18)          (0.11)          (0.11)          (0.18)
  Net realized gains                                      (0.09)          (6.45)          (1.81)          (2.83)          (1.71)
                                                  --------------  --------------  --------------  --------------  --------------
    Total distributions                                   (0.09)          (6.63)          (1.92)          (2.94)          (1.89)
                                                  --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE
  - END OFPERIOD                                  $       15.46   $       20.01   $       27.71   $       21.97   $       21.91
                                                  ==============  ==============  ==============  ==============  ==============
                                                        (22.38%)         (3.36%)          38.24%          15.96%           7.99%
  Net Assets, at end of period (000)              $      70,669   $      98,214   $      98,969   $      62,513   $      56,495
  Ratio of expenses to average net assets                  0.95%           0.92%           0.53%           0.57%           0.61%
  Ratio of net investment income (loss)
    to average net assets                                (0.61%)         (0.37%)           0.81%           0.59%           0.56%
  Ratio of expenses (prior to
    reimbursements) to average
    net assets**                                           1.00%           1.01%           0.53%           0.57%           0.62%
  Ratio of net investment income (loss) (prior to
    reimbursements) to average net assets**              (0.66%)         (0.46%)           0.81%           0.59%           0.55%
  Portfolio turnover                                      64.00%         135.00%          68.00%          46.00%          41.00%

--------------------------------------------------------------------------------------------------------------------------------
*    Because the Market Street Mid Cap Growth Portfolio was reorganized into the Gartmore GVIT Mid Cap Growth Fund as of
     April 28, 2003, the financial highlights for the Gartmore GVIT Mid Cap Growth Fund are those of its predecessor portfolio for the fiscal years ended December 31, 2002, 2001, 2000, 1999 and 1998.

**   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

                      [This Page Left Blank Intentionally]

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA  THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov



Gartmore
   Funds                  THE TRUST'S INVESTMENT COMPANY ACT  FILE NO.: 811-3213


Gartmore Funds
P.O. Box 182205 Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

www.gartmorefunds.com

CORE FIXED INCOME SERIES

Gartmore GVIT Government Fund
Gartmore GVIT Money Market Fund


GARTMORE FUNDS                                             www.gartmorefunds.com

================================================================================


PROSPECTUS
April 28, 2003



                                [GRAPHIC OMITTED]



                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
GARTMORE                      To state otherwise is a crime.

--------------------------------------------------------------------------------
LOOK BEYOND(SM).

TABLE  OF  CONTENTS

================================================================================


FUND SUMMARIES


GARTMORE GVIT GOVERNMENT BOND FUND . . . . . . . . . . . . . . . . . . . . . . 3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GARTMORE GVIT MONEY MARKET FUND  . . . . . . . . . . . . . . . . . . . . . . . 6
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
More About the Gartmore GVIT Government Bond Fund
  Temporary Investments
  Principal Investments and Techniques
More About the Gartmore GVIT Money Market Fund
  Principal Investments and Techniques
  Principal Risks
  Non-Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
Management's Discussion of the Funds' Performance
Investment Adviser

BUYING AND SELLING FUND SHARES . . . . . . . . . . . . . . . . . . . . . . . .14
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fee
Distribution Plan

DISTRIBUTIONS AND TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . .16
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about two funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 9. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

This prospectus provides information with respect to the following classes of shares of the Funds:

Gartmore GVIT Government Bond Fund
     -    Class  I
     -    Class  II
     -    Class  III
     -    Class  IV

Gartmore GVIT Money Market Fund
     -    Class  I
     -    Class  IV
     -    Class  V

These share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 14.

FUND SUMMARIES - GARTMORE GVIT GOVERNMENT BOND FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The investment objective of the Gartmore GVIT Government Bond Fund is to provide as high a level of income as is consistent with the preservation of capital.

To achieve its objective, the Fund focuses on buying those securities with the highest level of expected income while also minimizing fluctuations in the price of the Fund's shares. Under normal conditions, the Fund invests at least 80% of its net assets in U.S. government and agency bonds, bills, and notes. The Fund may also invest in mortgage-backed securities issued by U.S. government agencies. The Fund's dollar-weighted average portfolio maturity generally will be five to nine years.

To select investments that fit the Fund's objectives, the portfolio manager uses interest rate expectations, yield-curve analysis (determining whether a short, intermediate, or long-term duration is appropriate based on interest rates), economic forecasting, market sector analysis, and other techniques. The Fund may also look for U.S. government and agency securities that it believes are undervalued, with the goal of buying them at attractive prices and watching them increase in value. A security may be sold to take advantage of more favorable opportunities.

The Fund's portfolio manager will consider the duration of particular debt securities and the Fund's overall portfolio when managing the Fund. The Fund will generally have a duration of four to six years.

BOND MATURITY
Bond maturity simply means the life of a bond before it comes due and must be repaid. Generally, the longer the bond's maturity, the higher the interest rate. The higher interest rate compensates investors for tying up their investments for longer periods. However, as described below, bonds with longer maturities are also more sensitive to price shifts caused by interest rate changes.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. With respect to credit risk, securities issued by some government agencies are only backed by the issuing agency, and are subject to some credit risk. Securities issued and backed by the U.S. government are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage- backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. When mortgage-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

FUND SUMMARIES - GARTMORE GVIT GOVERNMENT BOND FUND

================================================================================


In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that payments of principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 9.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

Best Quarter:     6.7%   2nd Qtr. of 1995
Worst Quarter:   -2.8%   1st Qtr. of 1994

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                 1 YEAR  5 YEARS   10 YEARS
                                 ------  --------  --------
Class I shares(1)                10.98%    7.34%      7.36%
Class II shares(2)               10.63%    7.05%      7.09%
Class III shares(2)              10.98%    7.33%      7.36%
Class IV shares(2)               10.98%    7.34%      7.36%
The Merrill Lynch
    Government Master Index(3)   11.30%    7.73%      7.54%

---------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2 These returns through July 8, 2002 for Class II shares, May 20, 2002 for Class III shares and December 31, 2002 for Class IV shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II, Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II, Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II, Class III and Class IV shares invest in the same portfolio of securities as Class I shares, and Class III and Class IV shares have the same expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 15 for more information.
3 The Merrill Lynch Government Master Index gives a broad look at how the prices of U.S. government bonds have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

FUND SUMMARIES - GARTMORE GVIT GOVERNMENT BOND FUND

================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                             CLASS I   CLASS II   CLASS III   CLASS IV
                             -------   --------   ---------   --------
Shareholder Fees1
  (paid directly from your
  investment)
Short-Term Trading Fee
    (as a percentage of
    amount redeemed)(2)           N/A        N/A       1.00%        N/A
-----------------------------------------------------------------------
Annual Fund Operating
  Expenses (deducted
  from Fund assets)
Management Fees                 0.49%      0.49%       0.49%      0.49%
Distribution and/or
  Service (12b-1) Fees           None      0.25%        None       None
  Other Expenses                0.24%      0.24%       0.24%      0.24%
=======================================================================
  TOTAL ANNUAL FUND
  OPERATING EXPENSES            0.73%      0.98%       0.73%      0.73%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.
2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                   -------  --------  --------  ---------
Class I                            $    75  $    233  $    406  $     906
Class II                           $   100  $    312  $    542  $   1,201
Class III                          $    75  $    233  $    406  $     906
Class IV                           $    75  $    233  $    406  $     906

FUND SUMMARIES - GARTMORE GVIT MONEY MARKET FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset- backed commercial paper, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, commercial paper issued by states and municipalities and the obligations of U.S. banks, foreign banks and U.S. branches of foreign banks. All of the money market obligations must be denominated in U.S. dollars and are rated in one of the two highest short-term categories of any nationally recognized statistics rating organization or, if unrated, are of comparable quality. The Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. Typically, the Fund's dollar-weighted average maturity will be 90 days or less.

The Fund invests in securities which the portfolio manager believes to have the best return potential. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, to maintain target allocations and to take advantage of more favorable opportunities.

PRINCIPAL RISKS

Although the Fund's objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. This risk is significantly reduced due to the short-term nature of the debt securities held by the Fund. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes. This could lead to a greater fluctuation in the value of the securities the Fund owns.

PREPAYMENT RISK. Asset-backed commercial paper is secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Particularly when interest rates are falling, debtors may refinance their loans or obligations earlier than anticipated, and the issuers of asset-backed commercial paper may, therefore, repay principal in advance. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. Reinvesting the returned principal in a lower interest rate market would reduce the Fund's income.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 9.

FUND SUMMARIES - GARTMORE GVIT MONEY MARKET FUND

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

Fund Inception/   GVIT Fund Growth of $10,000
Previous 10 Yrs.  GARTMORE GVIT MONEY MARKET
----------------  ---------------------------
12/31/1992                             10,000
12/31/1993                             10,275
12/31/1994                             10,674
12/31/1995                             11,278
12/31/1996                             11,855
12/31/1997                             12,479
12/31/1998                             13,136
12/31/1999                             13,772
12/31/2000                             14,602
12/31/2001                             15,128
12/31/2002                             15,312

Best Quarter:     1.6%       4th Qtr. of 2000
Worst Quarter:    0.3%       4th Qtr. of 2002


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                               1 YEAR   5 YEARS(1) 0 YEARS
                                               ------   ---------  -------
Class I shares(1)                               1.21%     4.18%     4.35%
Class IV shares(2)                              1.21%     4.18%     4.35%
Class V shares(2)                               1.23%     4.18%     4.35%

---------------
1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2 These returns through December 31, 2001 are based on the performance of the Class I shares of the Gartmore GVIT Money Market Fund, prior to the creation of Class IV and Class V shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class IV and Class V shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar as what Class I shares produced. This is because Class IV and Class V shares invest in the same portfolio of securities as Class I shares and Class IV shares have similar expenses before any fee waivers or reimbursements.


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.


                                        CLASS I     CLASS IV     CLASS V
                                         SHARES      SHARES      SHARES
                                        --------  ------------  ---------
Shareholder Fees1
  (paid directly from your investment)       N/A        N/A           N/A
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                            0.38%      0.38%         0.38%
Distribution and/or Service
  (12b-1) Fees                              None       None          None
Other Expenses                             0.24%      0.24%         0.16%
TOTAL ANNUAL FUND
OPERATING EXPENSES                         0.62%      0.62%         0.54%
Amount of Fee
  Waivers/Expense
  Reimbursements                             N/A      0.12%(2)        N/A
 NET EXPENSES AFTER
  WAIVERS                                    N/A      0.50%(2)     N/A(2)

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expense are described in the variable insurance contract's prospectus.
2 Gartmore Mutual Fund Capital Trust (GMF) and the Fund have entered into a written contract limiting total fund operating expenses (excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.50% for Class IV shares at least through October 1, 2004 and from exceeding 0.55% for Class V shares at least through April 30, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FUND SUMMARIES - GARTMORE GVIT MONEY MARKET FUND

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change and the expense limitations for Class IV shares through October 1, 2004, and for Class V shares through April 30, 2004. Although a shareholder's actual costs may be higher or lower, based on these assumptions the costs would be:

                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                   -------  --------  --------  ---------
Class I                            $    63  $    199  $    346  $     774
Class IV                           $    51  $    186  $    334  $     763
Class V                            $    55  $    173  $    302  $     677

MORE ABOUT THE FUNDS

================================================================================


The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

MORE ABOUT THE GARTMORE GVIT GOVERNMENT BOND FUND

TEMPORARY INVESTMENTS

Generally the Gartmore GVIT Government Bond Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund's adviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest- bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Gartmore GVIT Government Bond Fund may invest in the following:

INVESTMENT-GRADE BONDS. These include U.S. government bonds and corporate bonds and municipal bonds that have been rated within the four highest rating categories by a rating agency. The rating agency evaluates a bond, measures the issuer's financial condition and stability and assigns a rating to the security. If a rating agency changes the bond's rating, it may affect the bond's value. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

U.S. GOVERNMENT SECURITIES. These securities include U.S. Treasury bills, notes and bonds, issued or guaranteed by the U.S. government, and securities issued by U.S. government agencies including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States

-    The Federal Home Loan Banks

-    The Federal National Mortgage Association (FNMA)

- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC)

-    The Federal Farm Credit Banks.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. With respect to credit risk, securities issued by some government agencies are only backed by the issuing agency, and are subject to some credit risk. Securities issued and backed by the U.S. government are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk.

MORTGAGE-BACKED SECURITIES. U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Collateralized Mortgage Obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates as their collateral. CMOs purchased by the Fund are issued by U.S. government agencies.

Mortgage-backed securities purchased by the Fund are subject to interest rate risk and prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans, and mortgage-backed securities secured by such loans will be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest rate market reduces the Fund's income. Mortgage- backed securities are also subject to extension risk if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as the Fund's portfolio manager expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

FLOATING AND VARIABLE RATE SECURITIES. Floating and variable rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), which the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the Fund will be repaid prior to the stated maturity and

MORE ABOUT THE FUNDS

================================================================================


that the principal will be reinvested when the market is paying a lower interest rate, reducing the Fund's income. The Fund will only purchase floating and variable-rate securities of the same quality as the securities it would otherwise purchase.

MATURITY. Every debt security has a stated maturity date when the issuer must repay the security's entire principal value to the investor. However, many debt securities are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a security's "effective maturity" is usually its nearest call date. For mortgage-backed securities, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgage-backed securities.

A bond mutual fund has no real maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target maturities normally use the effective rather than stated maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

DURATION. Duration is a calculation that seeks to measure the price sensitivity of a debt security or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

MORE ABOUT THE FUNDS

================================================================================


MORE ABOUT THE GARTMORE GVIT MONEY MARKET FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Gartmore GVIT Money Market Fund may invest in the following securities:

MONEY MARKET OBLIGATIONS. These include:

-    U.S. Government securities with remaining maturities of 397 days or less

- Commercial paper issued by corporations, foreign governments, states and municipalities and rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency)

- Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency

- Short-term bank obligations (including certificates of deposit and time deposits) rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less)

- Repurchase agreements relating to debt obligations that the Fund could purchase directly

- Unrated debt obligations with remaining maturities of 397 days or less that are determined by GMF to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but these obligations are high quality investments that offer a fixed rate of return, as well as liquidity.

FLOATING AND VARIABLE RATE SECURITIES. Floating and variable- rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to credit and interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the Fund will be repaid prior to the stated maturity and that the principal will be reinvested in a lower interest rate market that reduces the Fund's income. The Fund will only purchase floating and variable-rate securities of the same quality as the debt securities it would otherwise purchase.

REPURCHASE AGREEMENTS. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering the amounts owed to it.

ASSET-BACKED COMMERCIAL PAPER. The Fund may invest in asset- backed commercial paper that is secured by and paid from a pool of assets such as installment loan contracts, leases of various types of property and receivables from credit cards. Asset-backed commercial paper is issued and supported by private issuers. This type of commercial paper is also subject to interest rate risk and credit risk.

PRINCIPAL RISKS

The Gartmore GVIT Money Market Fund is a low-risk investment compared to most other investments. Given its objective-to preserve capital, generate income and maintain liquidity-the Gartmore GVIT Money Market Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk, interest rate risk and and inflation risk.

MANAGEMENT

================================================================================


MANAGEMENT'S DISCUSSION OF  THE FUND'S PERFORMANCE

The following is management's discussion of the performance of the Gartmore GVIT Government Bond Fund for the year ended December 31, 2002. This discussion provides an overview of the economy and the markets and how they affected the Fund during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers (in early 2003). The outlook foreseen by the portfolio managers as of that time may or may not be realized.

GARTMORE GVIT GOVERNMENT BOND FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned 10.98% (Class
I) versus 11.30% for the Merrill Lynch Government Master Index, its benchmark.

WHAT MACROECONOMIC FACTORS INFLUENCED PERFORMANCE?

The Fund's positive performance stemmed from the Federal Reserve's easing of monetary policy to lessen the impact of an economic slowdown. When the Federal Reserve is reducing interest rates, shorter-maturity notes tend to outperform longer-maturity notes and bonds. To capture this performance differential, the Fund's portfolio was positioned to emphasize short and intermediate notes. Good performance also was helped by an overweighted stance in U.S. Agency notes. These securities attracted crossover interest from a variety of market participants.

WHAT PORTFOLIO ATTRIBUTES AFFECTED PERFORMANCE?

Mortgage-backed securities (MBS) performed poorly for most of the period as homeowners refinanced in record numbers. With most of the market above par value of the security, these prepayments resulted in lower yields than expected. However, the Fund's MBS holdings should perform well in the future, given their current wide interest rate spreads compared to U.S. Treasuries. Also, the conservative structure of the Fund's holdings should be in increasing demand as the economy begins to improve. This is true mainly because the Fund has purchases those MBS which are structured with the ability to limit extension risk (the possibility that prepayments will be slower than the anticipated rate, causing later-than-expected return of principal).

HOW IS THE FUND POSITIONED?

At year-end, the Fund's composition was 32% in U.S. Treasuries and U.S. government-guaranteed notes, 33% in U.S. Agency notes, 29% in MBS and the remainder in repurchase agreements.

The sluggish economy is likely to drive one more push to lower yields. If this occurs, the Fund may reduce its holdings in U.S. Treasuries. If equity markets continue to suffer, interest rates may remain at lower levels longer than expected. The Fund focusing on those securities for continued steepness of the yield curve with greater emphasis on securities with a duration of less than five years because we expect these securities to perform better than longer-term securities. However, the Fund will shift toward a mix of both long and short maturities, or more of a barbell structure, if the economy improves.

      COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE GARTMORE GVIT
  GOVERNMENT BOND FUND (CLASS I SHARES) AND THE MERRILL LYNCH GOVERNMENT MASTER
INDEX OVER A TEN YEAR PERIOD ENDED DECEMBER 31, 20021,2 GARTMORE GVIT GOVERNMENT
                                    BOND FUND

                               [GRAPHIC OMITED]


Fund Inception/    GVIT Fund Growth of $10,000        Benchmark Growth of $10,000
Previous 10 Yrs.  GARTMORE GVIT GOVERNMENT BOND  MERRILL LYNCH GOVERNMENT MASTER INDEX
----------------  -----------------------------  -------------------------------------
12/31/1992                               10,000                                 10,000
12/31/1993                               10,952                                 11,063
12/31/1994                               10,598                                 10,705
12/31/1995                               12,584                                 12,665
12/31/1996                               13,023                                 13,015
12/31/1997                               14,282                                 14,265
12/31/1998                               15,554                                 15,670
12/31/1999                               15,189                                 15,339
12/31/2000                               17,094                                 17,350
12/31/2001                               18,334                                 18,595
12/31/2002                               20,347                                 20,696

                                                 1 Year    5 Years   10 Years
                                                 ------    -------   --------
Class I shares                                   10.98%     7.34%     7.36%
Class II shares(3)                               10.63%     7.05%     7.09%
Class III shares(3)                              10.98%     7.33%     7.36%
Class IV shares(3)                               10.98%     7.34%     7.36%


---------------
1 The calculation in the graph assumes reinvestment of dividends and distributions.
2 The Merrill Lynch Government Master Index gives a broad look at how the prices of U.S. government bonds have performed. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of the Index would be lower.
3 These returns through July 8, 2002 for Class II shares, May 20, 2002 for Class III shares and December 31, 2002 for Class IV shares are based on the performance of the Class I shares of the Gartmore GVIT Government Bond Fund which was achieved prior to the creation of Class II, Class III or Class IV shares. Class I shares' average annual total returns reflect the

MANAGEMENT

================================================================================


effect of periodic fee waivers or reimbursements. Had Class II, Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II, Class III and Class IV shares invest in the same portfolio of securities as Class I shares, and Class III and Class IV shares have the same expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class II shares, these returns have been restated for the applicable sales charges. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 15 for more information.

Past performance is not predictive of future performance.

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GMF was organized in 1999, and manages mutual funds. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management, of which $16.6 billion is managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total management fees paid by each of the Funds for the fiscal year ended December 31, 2002, expressed as a percentage of the Fund's average daily net assets, was as follows:

FUND                                                                   FEE
----                                                                  -----
Gartmore GVIT Government Bond Fund                                    0.49%
Gartmore GVIT Money Market Fund                                       0.38%

GARTMORE GVIT GOVERNMENT BOND FUND

Portfolio Manager: Gary R. Hunt, CFA, has managed the Gartmore GVIT Government Bond Fund since 1997. He also manages the Gartmore Government Bond Fund and the Nationwide Global Funds - U.S. Government Bond Fund, an off-shore Fund. Mr. Hunt joined Nationwide, an affiliate of the Fund's investment adviser, in 1992 as a securities analyst. He is currently a director and manages the U.S. Agency Mortgage Backed sector and Commercial Mortgage Backed Securities portfolio for Nationwide.

GARTMORE GVIT MONEY MARKET FUND

Portfolio Manager: Karen G. Mader is the portfolio manager of the Gartmore GVIT Money Market Fund, which she has managed since
1987. Ms. Mader also manages the Gartmore GVIT Money Market Fund II for the
Trust.

BUYING AND SELLING FUND SHARES

================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its affiliate life insurance companies (collectively, Nationwide), to fund benefits payable under variable insurance contracts. Class III shares of the Gartmore GVIT Government Bond Fund may be subject to a short-term trading fee as described below. For the Gartmore GVIT Government Bond Fund, other insurance companies, including Nationwide, who may provide additional services necessary for them to receive 12b-1 fees, may sell Class II shares.

Class IV shares of the Gartmore GVIT Money Market Fund will be sold to certain separate accounts of:

- Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (NLICA); and
- Nationwide Life and Annuity Company of America (formerly Providentmutual Life and Annuity Company of America) (NLACA)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares of the Gartmore GVIT Money Market Fund are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (COLI) contracts. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance or contract.

Gartmore GVIT Government Bond Fund sells its Class I, Class II and Class III shares to separate accounts of Nationwide and may also sell its Class II shares to separate accounts of other unaffiliated insurance companies. Gartmore GVIT Money Market Fund sells its Class I and Class V shares to separate accounts of Nationwide and may sell them to unaffiliated insurance companies in the future. In addition, Class IV shares of both Funds will be sold to separate accounts of NLICA and NLACA. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
- Other days when the New York Stock Exchange is not open. A Fund reserves the right not to determine NAV when:
-    It has not received any orders to purchase, sell, or exchange shares
-    Changes in the value of the Funds' portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Fund's administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

BUYING AND SELLING FUND SHARES

================================================================================


The Gartmore GVIT Money Market Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission). If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay any exchange, transfer or redemption request. Such requests may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last. The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short- term trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging
2. Variable insurance contract withdrawals or loans, including required minimum distributions
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by varible insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, the Gartmore GVIT Government Bond Fund pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II Shares' average daily net assets.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Gartmore GVIT Government Bond Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Gartmore GVIT Government Bond Fund. The Gartmore GVIT Money Market Fund declares dividends daily and distributes them each month in the form of additional shares of the Gartmore GVIT Money Market Fund. Any net capital gains realized by the Funds from the sale of their portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.



                                                                      GARTMORE GVIT GOVERNMENT BOND FUND
                                               ------------------------------------------------------------------------------
                                                                                 CLASS I SHARES
                                               ------------------------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                    2002          2001 (a)          2000            1999            1998
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF
  PERIOD                                       $       11.66   $       11.44   $       10.79   $       11.69   $       11.38
                                               --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                                 0.53            0.58            0.66            0.61            0.63
  Net realized and unrealized gains
    (losses) on investments                             0.72            0.24            0.65           (0.88)           0.37
                                               --------------  --------------  --------------  --------------  --------------
    Total investment activities                         1.25            0.82            1.31           (0.27)           1.00
                                               --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                (0.53)          (0.58)          (0.66)          (0.61)          (0.63)
  Net realized gains                                   (0.10)          (0.02)              -           (0.02)          (0.06)
                                               --------------  --------------  --------------  --------------  --------------
    Total distributions                                (0.63)          (0.60)          (0.66)          (0.63)          (0.69)
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF
  PERIOD                                       $       12.28   $       11.66   $       11.44   $       10.79   $       11.69
                                               ==============  ==============  ==============  ==============  ==============
Total Return                                           10.98%           7.25%          12.54%         (2.35%)           8.91%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $   1,982,676   $   1,301,828   $     867,139   $     769,957   $     761,897
  Ratio of expenses to average net assets               0.73%           0.66%           0.66%           0.65%           0.57%
  Ratio of net investment income to average
    net assets                                          4.53%           5.21%           6.00%           5.41%           5.60%
  Ratio of expenses (prior to reimbursements)
     to average net assets*                             0.73%           0.73%           0.73%             (f)             (f)
   Ratio of net investment income
    (prior to reimbursements) to average
     net assets*                                        4.53%           5.14%           5.93%             (f)             (f)
   Portfolio turnover (g)                              49.00%          55.80%          75.91%          51.61%          32.03%


                                                               CLASS II SHARES         CLASS III SHARES
                                                              -----------------        ------------------
                                                                PERIOD ENDED             PERIOD ENDED
                                                                DECEMBER 31,             DECEMBER 31,
                                                                    2002(b)                  2002(c)
                                                              -----------------        ------------------
NET ASSET VALUE - BEGINNING OF PERIOD                         $          11.88        $           11.75
                                                              -----------------        ------------------
INVESTMENT ACTIVITIES:
  Net investment income                                                   0.18                     0.36
  Net realized and unrealized gains (losses) on investments               0.55                     0.67
                                                              -----------------        ------------------
    Total investment activities                                           0.73                     1.03
                                                              -----------------        ------------------
DISTRIBUTIONS:
  Net investment income                                                  (0.26)                   (0.41)
  Net realized gains                                                     (0.09)                   (0.10)
                                                              -----------------        ------------------
    Total distributions                                                  (0.35)                   (0.51)
                                                              -----------------        ------------------
NET ASSET VALUE - END OF PERIOD                               $          12.26        $           12.27
                                                              =================        ==================
Total Return                                                              6.16%  (d)               8.84%  (d)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                          $         10,111        $           7,625
  Ratio of expenses to average net assets                                 0.97%  (e)               0.73%  (e)
  Ratio of net investment income to average net assets                    3.93%  (e)               4.12%  (e)
  Ratio of expenses (prior to reimbursements) to average
    net assets*                                                                  (f)                      (f)
  Ratio of net investment income (prior to
  reimbursements) to average net assets*                                         (f)                      (f)
   Portfolio turnover (g)                                                49.00%                   49.00%

-------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from July 8, 2002 (commencement of operations) through December 31, 2002.
(c)  For the period from May 20, 2002 (commencement of operations) through December 31, 2002.
(d)  Not annualized.
(e)  Annualized.
(f)  There were no fee reductions during the period.
(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS

================================================================================


                                                                      GARTMORE GVIT MONEY MARKET FUND
                                               ------------------------------------------------------------------------------
                                                                               CLASS I SHARES
                                               ------------------------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                    2002          2001 (a)          2000            1999            1998
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - BEGINNING OF
  PERIOD                                       $        1.00   $        1.00   $        1.00   $        1.00   $        1.00
                                               --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                                 0.01            0.04            0.06            0.05            0.05
                                               --------------  --------------  --------------  --------------  --------------
    Total investment activities                         0.01            0.04            0.06            0.05            0.05
                                               --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                (0.01)          (0.04)          (0.06)          (0.05)          (0.05)
                                               --------------  --------------  --------------  --------------  --------------
    Total distributions                                (0.01)          (0.04)          (0.06)          (0.05)          (0.05)
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF
  PERIOD                                       $        1.00   $        1.00   $        1.00   $        1.00   $        1.00
                                               ==============  ==============  ==============  ==============  ==============
Total Return                                            1.21%           3.60%           6.03%           4.81%           5.27%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $   2,436,783   $   2,869,354   $   1,982,922   $   2,127,500   $   1,373,334
  Ratio of expenses to average net assets               0.62%           0.55%           0.55%           0.54%           0.46%
  Ratio of net investment income to average
    net assets                                          1.21%           3.41%           5.87%           4.77%           5.15%
  Ratio of expenses (prior to reimbursements)
    to average net assets*                              0.62%           0.61%           0.61%             (e)             (e)
  Ratio of net investment income
    (prior to reimbursements) to average net
    assets*                                             1.21%           3.35%           5.81%             (e)             (e)



                                                            CLASS V SHARES
                                                           ----------------
                                                             PERIOD ENDED
                                                             DECEMBER 31,
                                                               2002 (b)
                                                           ----------------
NET ASSET VALUE - BEGINNING OF PERIOD                      $          1.00
                                                           ----------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                           -   (f)
DISTRIBUTIONS:
  Net investment income                                                  -   (f)
                                                           ----------------
    Total distributions                                                  -
                                                           ----------------
NET ASSET VALUE - END OF PERIOD                            $          1.00
                                                           ================
Total Return                                                          0.22%  (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                       $       324,950
  Ratio of expenses to average net assets                             0.56%  (d)
  Ratio of net investment income to average net assets                1.11%  (d)
  Ratio of expenses (prior to reimbursements) to average
    net assets*                                                              (e)
  Ratio of net investment income (prior to
    reimbursements) to average net assets*                                   (e)

                                               ------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from October 21, 2002 (commencement of operations) through December 31, 2002.
(c)  Not annualized.
(d)  Annualized.
(e)  There were no fee reductions during the period.
(f)  The amount is less than $0.01.

                      [This Page Left Blank Intentionally]

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- STATEMENT OF ADDITIONAL INFORMATION (INCORPORATED BY REFERENCE INTO THIS PROSPECTUS)

-    ANNUAL  REPORT

-    SEMI-ANNUAL  REPORT

TO OBTAIN A DOCUMENT FREE OF CHARGE, CALL 1-800-848-6331 OR CONTACT YOUR VARIABLE INSURANCE PROVIDER.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

YOU CAN OBTAIN COPIES OF FUND DOCUMENTS FROM THE SEC AS FOLLOWS:
IN PERSON:

PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR THEIR HOURS OF OPERATION, CALL 1-202-942-8090.)

BY MAIL:

SECURITIES AND EXCHANGE COMMISSION
PUBLIC REFERENCE SECTION
WASHINGTON, D.C.
20549-0102
(THE SEC CHARGES A FEE TO COPY ANY DOCUMENTS.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov



Gartmore Funds             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


Gartmore Funds
P.O. Box 182205 Columbus, Ohio 43218-2205
www.gartmorefunds.com

Gartmore Variable Insurance Trust       PROSPECTUS
                                        April 28, 2003

                                        As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


-  Gartmore GVIT Money Market Fund II

TABLE OF CONTENTS

================================================================================


FUND SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Other Principal Investments and Techniques
Principal Risks

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
Investment Adviser
 Portfolio Manager

BUYING AND SELLING FUND SHARES . . . . . . . . . . . . . . . . . . . . . . . . 7
Who Can Buy Shares of the Fund
Purchase Price
Selling Shares Restrictions on Sales
Distribution Plan

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARY

================================================================================



This prospectus provides information about the Gartmore GVIT Money Market Fund II (the "Fund") offered by Gartmore Variable Insurance Trust (the "Trust"). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page
5. "You" and "your" refer to both direct shareholders and contract holders who invest in the Fund indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT THE FUND

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

The Fund is intended for use as an investment option under variable insurance contracts sold to contract holders wanting to engage in active trading.

FUND SUMMARY

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore GVIT Money Market Fund II seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset- backed commercial paper, U.S. Government and agency bonds, bills and notes, the obligations of foreign governments, commercial paper issued by states and municipalities and the obligations of U.S. banks, foreign banks and U.S. branches of foreign banks. All of the money market obligations must be denominated in U.S. dollars and are rated in one of the two highest short-term categories of any nationally recognized statistics rating organization or, if unrated, are of comparable quality. The Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. It is anticipated that the Fund's dollar-weighted average maturity usually will be 15 days or less because the Fund may be subject to active trading by the contract holders utilizing the Fund within their variable insurance contracts.

The Fund invests in securities which the portfolio manager believes to have the best return potential given the intended average maturity of the Fund. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, especially those caused by active trading of contract holders, to maintain target allocations and to take advantage of more favorable opportunities.

PRINCIPAL RISKS

Although the Fund's objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. This risk is significantly reduced due to the short-term nature of the debt securities held by the Fund. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes. This could lead to a greater fluctuation in the value of the securities the Fund owns.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

For additional information about the Fund's investments and risks, see "More About the Fund" beginning on page 5.

FUND SUMMARY

================================================================================


PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The annual total return shown in the bar chart does not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS:

2002              0.7%

Best Quarter:     0.2%          1st Qtr. of 2002
Worst Quarter:    0.1%          4th Qtr. of 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                                               SINCE
                                                   1 YEAR   INCEPTION(1)
                                                  --------  ------------
The Fund                                           0.70%       0.80%

---------------
1    The Fund commenced operations on October 2, 2001.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)                                    N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                                                       0.50%
  Distribution and/or Service (12b-1) Fees                              0.25%
  Other Expenses                                                        0.25%
================================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES                                    1.00%


1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
                              ------     -------     -------     ---------
                               $102        $318        $552        $1,225

MORE ABOUT THE FUND


OTHER PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. These techniques are subject to certain risks.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

MONEY MARKET OBLIGATIONS. These include:

-    U.S. Government securities with remaining maturities of 397 days or less
- Commercial paper issued by corporations, foreign governments, states and municipalities and rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency)
- Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency
- Short-term bank obligations (including certificates of deposit and time deposits) rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less)
- Repurchase agreements relating to debt obligations that the Fund could purchase directly
- Unrated debt obligations with remaining maturities of 397 days or less that are determined by GMF to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but these obligations are high quality investments that offer a fixed rate of return, as well as liquidity.

FLOATING AND VARIABLE RATE SECURITIES. Floating- and variable- rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to credit and interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the Fund will be repaid prior to the stated maturity and that the principal will be reinvested in a lower interest rate market that reduces the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities it would otherwise purchase.

REPURCHASE AGREEMENTS. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering the amounts owed to it.

ASSET-BACKED COMMERCIAL PAPER. The Fund may invest in asset- backed commercial paper that is secured by and paid from a pool of assets such as installment loan contracts, leases of various types of property and receivables from credit cards. Asset-backed commercial paper is issued and supported by private issuers. This type of commercial paper is also subject to interest rate risk and credit risk.

PRINCIPAL RISKS

The Fund is a low-risk investment compared to most other investments. Given its objective-to preserve capital, generate income and maintain liquidity-the Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk, interest rate risk and inflation risk.

MANAGEMENT

================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. GMF was organized in 1999 and manages mutual funds. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management, of which $16.6 billion is managed by GMF.

The Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The total management fee paid by the Fund for the fiscal year ended December 31, 2002, expressed as a percentage of the Fund's average daily net assets was 0.50%.

PORTFOLIO MANAGER

Karen G. Mader is the portfolio manager of the Fund. Ms. Mader also manages the Gartmore GVIT Money Market Fund (formerly, NSAT Money Market Fund) for the Trust and has done so since 1987.

BUYING AND SELLING FUND SHARES

================================================================================


WHO CAN BUY SHARES OF THE FUND

Shares of the Fund are currently sold to separate accounts of Nationwide Life Insurance Company and its affiliate insurance companies (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. In the future, shares may be sold to other insurance companies' separate accounts. Shares are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract holders should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if the Fund is available under your variable insurance contract. This Prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

In the future, the Fund may sell shares to separate accounts of other unaffiliated insurance companies as well as to Nationwide. The Fund currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Fund may offer its shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell its securities at disadvantageous prices.

The distributor for the Fund is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of the Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of the Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV is determined by dividing the total market value of the assets of a Fund, less its liabilities, divided by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not determine NAV on the following days:
-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine NAV when:

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Fund's administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

-    It has not received any orders to purchase, sell, or exchange shares; or
-    Changes in the value of the Fund's portfolio do not affect its NAV.

The Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended (Investment Company Act).

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received.

RESTRICTIONS ON SALES

Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commision).

BUYING AND SELLING FUND SHARES

================================================================================


DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate its distributor for expenses associated with distributing and selling its shares and providing shareholder services. Under that Distribution Plan, the Fund pays its distributor a fee which is not to exceed on an annual basis 0.25% of the shares' average daily net asset value and which is accrued daily and paid monthly.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes them each month in the form of additional shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders at least annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights table is intended to help you understand the Fund's financial performance for the period of a Fund's operation. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, THE RETURNS WOULD BE LOWER THAN THOSE SHOWN. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                                            GARTMORE GVIT
                                                                                         MONEY MARKET FUND II
                                                                                   --------------------------------
                                                                                     YEAR ENDED     PERIOD ENDED
                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                        2002          2001 (a)
                                                                                   -------------  -----------------
NET ASSET VALUE - BEGINNING OF PERIOD                                              $        1.00   $         1.00
                                                                                   --------------  ----------------
INVESTMENT ACTIVITIES:
  Net investment income                                                                     0.01                -
                                                                                   --------------  ----------------
    Total investment activities                                                             0.01                -
                                                                                   --------------  ----------------
DISTRIBUTIONS:
  Net investment income                                                                    (0.01)                -  (b)
                                                                                   --------------  ----------------
    Total distributions                                                                    (0.01)                -  (b)
                                                                                   --------------  ----------------
NET ASSET VALUE - END OF PERIOD                                                    $        1.00   $         1.00
                                                                                   ==============  ================
Total Return                                                                                0.70%            0.24%  (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                                               $     110,041   $       37,411
  Ratio of expenses to average net assets                                                   0.99%            1.30%  (d)
  Ratio of net investment income to average net assets                                      0.66%            0.93%  (d)
  Ratio of expenses (prior to reimbursements) to average net assets*                        0.99%            1.45%  (d)
  Ratio of net investment income (prior to reimbursements) to average net assets*           0.66%            0.78%  (d)

-----------------------------------------------------------------------------------------------------------------------
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period from October 2, 2001 (commencement of operations) through December 31, 2001.
(b) The amount is less than $0.01.
(c) Not annualized.
(d) Annualized.

[This Page Left Blank Intentionally]

[This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual  Report

-    Semi-Annual  Report

To obtain a document free of charge, call 1-800-848-6331 or contact your Variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of fund documents from the sec as follows:

IN PERSON:

PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR THEIR HOURS OF OPERATION, CALL 1-202-942-8090.)

BY MAIL:

Securities And Exchange Commission
Public Reference Section
Washington, D.C.
20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov



Gartmore Funds             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


Gartmore Funds
P.O. Box 182205 Columbus, Ohio 43218-2205
www.gartmorefunds.com

CORE ASSET ALLOCATION Series

Gartmore GVIT Investor Destinations Aggressive Fund
Gartmore GVIT Investor Destinations Moderately Aggressive Fund
Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately Conservative Fund
Gartmore GVIT Investor Destinations Conservative Fund


GARTMORE FUNDS                                             www.gartmorefunds.com

================================================================================


PROSPECTUS
April 28, 2003


                                [GRAPHIC OMITTED]


                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
GARTMORE                      To state otherwise is a crime.

--------------------------------------------------------------------------------
LOOK BEYOND(SM)

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Purpose of the Investor Destinations
Series Investment Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
Principal Investment Strategies
Asset Classes and Underlying Investments of the Funds
Temporary Investments

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Management's Discussion of Fund Performance
Investment Adviser

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . 21
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARIES

================================================================================


This Prospectus provides information about the Gartmore GVIT Investor Destinations Series (together, the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 10. "You" and "your" refer to both direct shareholders (including the insurance company separate accounts which invest assets on behalf of their contract holders) and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT THE FUNDS

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

ABOUT EACH FUND GENERALLY

Each Fund is designed to provide an asset allocation option corresponding to different investment goals. Each Fund will invest primarily in other mutual funds which represent each asset class in its target allocation.

This Prospectus includes information on the following Funds:

     Gartmore GVIT Investor Destinations Aggressive Fund

     Gartmore GVIT Investor Destinations Moderately Aggressive Fund

     Gartmore GVIT Investor Destinations Moderate Fund

     Gartmore GVIT Investor Destinations Moderately Conservative Fund

     Gartmore GVIT Investor Destinations Conservative Fund

For more information about the Funds' investment strategies, please read "More About the Funds - Principal Investment Strategies".

PURPOSE OF THE INVESTOR DESTINATIONS SERIES

The Funds are primarily designed:

- To help achieve an investor's savings objectives through a predetermined asset allocation program.

- To maximize long-term total returns at an acceptable level of risk through broad diversification among several asset classes.

In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.

FUND SUMMARIES

================================================================================


INVESTMENT OBJECTIVE

The investment objective of each Fund is to maximize total investment return. Each Fund will seek this objective through the principal strategies described below.

PRINCIPAL STRATEGIES

THE GARTMORE GVIT INVESTOR DESTINATIONS SERIES ARE DESIGNED TO PROVIDE DIVERSIFICATION ACROSS SEVERAL MAJOR ASSET CLASSES BASED ON YOUR TIME HORIZON:
U.S. STOCKS (LARGE CAP, MID CAP AND SMALL CAP STOCKS), INTERNATIONAL STOCKS, BONDS AND SHORT-TERM INVESTMENTS. Each Fund in the Gartmore GVIT Investor Destinations Series invests in different combinations of mutual funds (Underlying Funds) and short-term investments as shown below.

The Funds will invest in Underlying Funds which typically invest in stocks, bonds, or other securities with the goal of matching a specific stock or bond index. Each Fund has a target allocation mix of investments among some or all of the six asset classes shown below. The portfolio management team monitors each Fund's holdings and cash flow and will periodically adjust a Fund's asset allocation to realign it with its target allocations to maintain broad diversification. However, as a general matter, there will not be large, sudden changes in a Fund's asset allocation.

Set forth below are the six asset classes in which the Funds may invest and the Underlying Funds and short-term investments which the portfolio management team has chosen to represent each asset class.

Asset Class                   Underlying Investments
--------------------------------------------------------------------------------

U.S. STOCKS

     LARGE CAP STOCKS         LARGE CAP U.S. STOCK INDEX FUNDS INCLUDING THE
                              NATIONWIDE S&P 500 INDEX FUND. The Nationwide S&P
                              500 Index Fund seeks to track the S&P 500 Index, a
                              widely recognized index maintained by Standard &
                              Poor's that includes 500 U.S. large-cap stocks.
     ---------------------------------------------------------------------------
     MID CAP STOCKS           NATIONWIDE MID CAP MARKET INDEX FUND. The
                              Nationwide Mid Cap Market Index Fund seeks to
                              track the S&P Mid-Cap 400 Index, which includes
                              400 common stocks issued by U.S.
                              mid-capitalization companies.
     ---------------------------------------------------------------------------
     SMALL CAP STOCKS         NATIONWIDE SMALL CAP INDEX FUND. The Nationwide
                              Small Cap Index Fund seeks to track the Russell
                              2000 Index, which includes 2000 common stocks
                              issued by smaller U.S. capitalization companies.
     ---------------------------------------------------------------------------
     INTERNATIONAL STOCKS     NATIONWIDE INTERNATIONAL INDEX FUND. The
                              Nationwide International Index Fund seeks to track
                              the Morgan Stanley International Europe,
                              Australasia and Far East Capitalization Weighted
                              Index (MSCI EAFE Index), which includes stocks of
                              companies located, or whose stocks are traded on
                              exchanges in, 20 European and Pacific Basin
                              countries.
     ---------------------------------------------------------------------------
     BONDS                    NATIONWIDE BOND INDEX FUND. The Nationwide Bond
                              Index Fund seeks to track the Lehman Brothers U.S.
                              Aggregate Bond Index (Aggregate Bond Index), which
                              includes a broad-based mix of U.S.
                              investment-grade bonds with maturities greater
                              than one year.
     ---------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS   GARTMORE MORLEY ENHANCED INCOME FUND. The Gartmore
                              Morley Enhanced Income Fund seeks to provide a
                              high level of current income while preserving
                              capital and minimizing market fluctuations in an
                              investor's account value by investing in
                              high-grade debt securities.
     ---------------------------------------------------------------------------
                              GARTMORE MONEY MARKET FUND.The Gartmore Money
                              Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in money market obligations.

                              NATIONWIDE CONTRACT. The Nationwide Contract is a non-registered fixed interest contract issued by Nationwide Life Insurance Company and has a stable principal value.

The Funds may invest in other index funds chosen to complement the Underlying Funds and to further diversify each Fund.

The Underlying Funds and short-term investments in which the Funds invest may be changed at any time based on the portfolio management team's judgement.

Below are the current specific target allocations for each Fund.

FUND SUMMARIES

================================================================================


GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND (THE AGGRESSIVE FUND)

The Aggressive Fund will pursue its goal of maximizing total investment return primarily by seeking growth of capital. The Aggressive Fund's allocation focuses on stock investments, both U.S. and international. The Aggressive Fund is generally appropriate for aggressive investors comfortable with risk, investors with long time horizons or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term losses. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

Asset Classes           Target   Allocation Mix
------------------------------------------------
U.S. Stocks                                  65%
------------------------------------------------
  Large Cap Stocks          40%
------------------------------------------------
  Mid Cap Stocks            15%
------------------------------------------------
  Small Cap Stocks          10%
------------------------------------------------
International Stocks                         30%
------------------------------------------------
Bonds                                         5%
================================================
TOTAL ALLOCATION                            100%

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (THE MODERATELY AGGRESSIVE FUND)

The Moderately Aggressive Fund will pursue its goal of maximizing total investment return primarily by seeking growth of capital, but also income. The Moderately Aggressive Fund's allocation is weighted toward stock investments, while including some bonds and short-term investments to reduce volatility. The Moderately Aggressive Fund is generally appropriate for aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

Asset Classes           Target   Allocation Mix
U.S. Stocks                                  45%
------------------------------------------------
  Large Cap Stocks          30%
------------------------------------------------
  Mid Cap Stocks            10%
------------------------------------------------
  Small Cap Stocks           5%
------------------------------------------------
International Stocks                         15%
------------------------------------------------
Bonds                                        25%
------------------------------------------------
Short-Term Investments                       15%
================================================
TOTAL ALLOCATION                            100%

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND (THE MODERATE FUND)

The Moderate Fund will pursue its goal of maximizing total investment return by seeking growth of capital and income. The Moderate Fund's allocation is weighted toward stock investments while including a substantial portion in bonds and short-term investments to add income and reduce volatility. The Moderate Fund is generally appropriate for investors who have a lower tolerance for risk than more aggressive investors and are seeking both growth and income, who have a longer time horizon, or who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns. Shorter term allocation may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

Asset Classes           Target   Allocation Mix
------------------------------------------------
U.S. Stocks                                  55%
------------------------------------------------
  Large Cap Stocks          35%
------------------------------------------------
  Mid Cap Stocks            15%
------------------------------------------------
  Small Cap Stocks           5%
------------------------------------------------
International Stocks                         25%
------------------------------------------------
Bonds                                        15%
------------------------------------------------
Short-Term Investments                        5%
================================================
TOTAL ALLOCATION                            100%

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (THE MODERATELY CONSERVATIVE FUND)

The Moderately Conservative Fund will pursue its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Moderately Conservative Fund's allocation is weighted toward bond investments and short-term investments while including substantial stock investments for long term growth. The Moderately Conservative Fund is generally appropriate for investors who have a lower tolerance for risk and whose primary goal is income, who have a shorter time horizon or who are willing to accept some market volatility in exchange for greater potential income and growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

FUND SUMMARIES

================================================================================


Asset Class             Target   Allocation Mix
------------------------------------------------
U.S. Stocks                 30%
------------------------------------------------
  Large Cap Stocks          20%
------------------------------------------------
  Mid Cap Stocks            10%
------------------------------------------------
  International Stocks                       10%
------------------------------------------------
Bonds                                        35%
------------------------------------------------
Short-Term Investments                       25%
================================================
Total Allocation                            100%

GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND (THE CONSERVATIVE FUND)

The Conservative Fund will pursue its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Conservative Fund's allocation focuses on bonds and short-term investments while including some stock investments for long-term growth. The Conservative Fund is generally appropriate for investors who have a low tolerance for risk and whose primary goal is income, who have a short time horizon, or who are not willing to accept much risk, but still seek a small amount of growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

Asset Classes           Target   Allocation Mix
------------------------------------------------
U.S. Stocks                                  15%
------------------------------------------------
  Large Cap Stocks          10%
------------------------------------------------
  Mid Cap Stocks             5%
------------------------------------------------
  International Stocks                        5%
------------------------------------------------
Bonds                                        35%
------------------------------------------------
Short-Term Investments                       45%
================================================
TOTAL ALLOCATION                            100%

PRINCIPAL RISKS

Because the value of your investment in a Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio management team's ability to assess economic conditions and investment opportunities.

FUND RISK

PERFORMANCE RISK. The assets of each Fund are invested in Underlying Funds and short-term investments, which means that the investment performance of each Fund is directly related to the investment performance of these underlying investments held by the Fund. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund's assets among the underlying investments and the ability of an underlying investment to meet its own investment objective. It is possible that an underlying investment will fail to execute its investment strategies effectively. As a result, an underlying investment may not meet its investment objective, which would affect a Fund's investment performance. There can be no assurance that the investment objective of any Fund or any underlying investment will be achieved.

ASSET ALLOCATION RISK. Because the Underlying Funds and short-term investments represent different asset classes, each Fund is subject to different levels and combinations of risk, depending on the particular Fund's asset allocation. As described below, each Fund is subject in varying degrees to stock market risk, bond market risk (primarily interest rate risk and credit risk), selection risk, non-diversified fund risk, the risk of inflation and foreign risk.

RISKS OF THE UNDERLYING INVESTMENTS

The following are risks applicable to the underlying investments and the corresponding asset classes. The greater a Fund's investment in a particular asset class, the greater the impact to the Fund of the risks related to the class. For example, the Aggressive Fund, the Moderately Aggressive Fund and the Moderate Fund will be more impacted by stock market risk because more of their assets will be invested in U.S. and International Stocks while the Moderately Conservative Fund and the Conservative Fund will be more impacted by credit risk and interest rate risk because more of their assets will be invested in debt securities.

GENERAL RISKS

SELECTION RISK (ALL ASSET CLASSES). Selection risk is the risk that an index fund's investments, which may not fully replicate the index, may perform differently from securities in the index.

NON-DIVERSIFIED FUND RISK (ALL ASSET CLASSES EXCEPT SHORT-TERM INVESTMENTS). Generally, index funds are non-diversified funds which means that each may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, an Underlying Fund's risk is increased because each investment has a greater effect on the Underlying Fund's

FUND SUMMARIES

================================================================================


performance. This helps the Underlying Fund's performance when its investments are successful, but also hurts the Underlying Fund's performance when its investments are unsuccessful.

RISKS OF U.S. STOCKS AND INTERNATIONAL STOCKS

STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS).

Stock market risk is the risk that a Fund could lose value if the individual stocks in which the Underlying Funds have invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID/SMALL CAP RISK (MID CAP STOCKS AND SMALL CAP STOCKS).

To the extent an Underlying Fund invests in securities of small or medium-size capitalization companies, such Underlying Fund's investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of medium-size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, its investments involve special risks which are not associated with U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies, and less established markets.

RISKS OF BONDS

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

Obligations rated in the fourth highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.

Securities in which an Underlying Fund or short-term investment will invest, will generally be rated within the top four rating categories by a rating agency. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

RISKS OF SHORT-TERM INVESTMENTS.

The risks that apply to bonds, as described above, also apply to short-term investments, but to a lesser degree. This is because the short-term investments are investing in shorter-term and often higher quality investments.

FUND SUMMARIES

================================================================================


PERFORMANCE

The following bar charts and tables present the performance of the Fund. The bar charts show each Funds' annual total return. The annual total returns shown in the bar charts do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The tables show the Funds' average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar charts and tables provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Funds will perform in the future.

[GRAPHIC OMMITED]

ANNUAL RETURN - AGGRESSIVE FUND (YEAR ENDED DECEMBER 31)

2002     -18.5%

Best quarter:    6.9% 4th qtr. of 2002
Worst quarter: -17.9% 3rd qtr. of 2002

[GRAPHIC OMMITED]

ANNUAL RETURN - MODERATELY AGGRESSIVE FUND (YEAR ENDED DECEMBER 31)

2002     -14.6%

Best quarter:        6.1%     4th qtr. of 2002
Worst quarter:     -14.7%     3rd qtr. of 2002

[GRAPHIC OMMITED]

ANNUAL RETURN - MODERATE FUND (YEAR ENDED DECEMBER 31)

2002     -9.6%

Best quarter:        5.0%     4th qtr. of 2002
Worst quarter:     -10.2%     3rd qtr. of 2002

[GRAPHIC OMMITED]

ANNUAL RETURN - MODERATELY CONSERVATIVE FUND (YEAR ENDED DECEMBER 31)

2002     -4.2%

Best quarter:       3.9%     4th qtr. of 2002
Worst quarter:     -5.9%     3rd qtr. of 2002

[GRAPHIC OMMITED]

ANNUAL RETURN - CONSERVATIVE FUND (YEAR ENDED DECEMBER 31)

2002     0.4%

Best quarter:       2.5%     4th qtr. of 2002
Worst quarter:     -2.0%     3rd qtr. of 2002

FUND SUMMARIES

================================================================================


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2002

                                                       One          Since
                                                      year    Inception(1)
--------------------------------------------------------------------------
Aggressive Fund                                      -18.50%       -16.64%
--------------------------------------------------------------------------
Aggressive Fund Composite Index(2, 13)               -17.25%       -14.58%
--------------------------------------------------------------------------
Moderately Aggressive Fund                           -14.59%       -13.00%
--------------------------------------------------------------------------
Moderately Aggressive Fund Composite Index(3, 13)    -13.42%       -11.28%
--------------------------------------------------------------------------
Moderate Fund                                         -9.60%        -8.42%
--------------------------------------------------------------------------
Moderate Fund Composite Index(4, 13)                  -8.94%        -7.40%
--------------------------------------------------------------------------
Moderately Conservative Fund                          -4.15%        -3.36%
--------------------------------------------------------------------------
Moderately Conservative Fund Composite Index(5, 13)   -3.73%        -2.94%
--------------------------------------------------------------------------
Conservative Fund                                      0.40%         0.71%
--------------------------------------------------------------------------
Conservative Fund Composite Index(6, 13)               0.45%         0.62%
--------------------------------------------------------------------------
LB U.S. Aggregate Bond Index(7, 13)                   10.27%        10.27%
--------------------------------------------------------------------------
MSCI EAFE Index(8, 13)                               -15.66%       -15.66%
--------------------------------------------------------------------------
S&P 500 Index(9, 13)                                 -22.10%       -22.10%
--------------------------------------------------------------------------
S&P Mid Cap 400 Index(10, 13)                        -14.51%       -14.51%
--------------------------------------------------------------------------
Russell 2000 Index(11, 13)                           -20.48%       -20.48%
--------------------------------------------------------------------------
Salomon Brothers 3-Month T Bill Index(12, 13)          1.70%         1.70%

---------------
1    The Funds began operations on December 12, 2001.

2 The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Aggressive Fund Composite Index is a combination of the S&P 500 Index (40%), the MSCI EAFE Index (30%), the S&P Mid Cap 400 Index (15%), the Russell 2000 Index (10%) and the LB U.S. Aggregate Bond Index (5%).

3 The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Aggressive Fund Composite Index is a combination of the S&P 500 Index (35%), the MSCI EAFE Index (25%), the S&P Mid Cap 400 Index (15%), the LB U.S. Aggregate Bond Index (15%), the Russell 2000 Index (5%) and the Salomon Brothers 3-Month T Bill Index (5%).

4 The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderate Fund Composite Index is a combination of the S&P 500 Index (30%), the LB U.S. Aggregate Bond Index (25%), the MSCI EAFE Index (15%), the Salomon Brothers 3-Month T Bill Index (15%), the S&P Mid Cap 400 Index (10%) and the Russell 2000 Index (5%).

5 The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Conservative Fund Composite Index is a combination of the LB U.S. Aggregate Bond Index (35%), the Salomon Brothers 3-Month T Bill Index (25%), the S&P 500 Index (20%), the S&P Mid Cap 400 Index (10%) and the MSCI EAFE Index (10%).

6 The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Conservative Fund Composite Index is a combination of the Salomon Brothers 3-Month T Bill Index (45%), the LB U.S. Aggregate Bond Index (35%), the S&P 500 Index (10%), the S&P Mid Cap 400 Index (5%) and the MSCI EAFE Index (5%).

7 The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

8 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

9 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

10 The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

11 The Russell 2000 Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

12 The Salomon Brothers 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

13 These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this index would be lower.

FUND SUMMARIES

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Funds.

                                      Moderately                Moderately
                         Aggressive   Aggressive   Moderate   Conservative   Conservative
                               Fund         Fund       Fund           Fund           Fund
-----------------------------------------------------------------------------------------
Shareholder Fees(1)
(paid directly from
your investment)                N/A          N/A         N/A            N/A           N/A
-----------------------------------------------------------------------------------------

                                      Moderately                Moderately
                         Aggressive   Aggressive   Moderate   Conservative   Conservative
                               Fund         Fund       Fund           Fund           Fund
-----------------------------------------------------------------------------------------

Management Fees                0.13%        0.13%      0.13%          0.13%          0.13%
-----------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees           0.25%        0.25%      0.25%          0.25%          0.25%
-----------------------------------------------------------------------------------------
Other Expenses                 0.18%        0.18%      0.18%          0.18%          0.18%
-----------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES2            0.56%        0.56%      0.56%          0.56%          0.56%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 GMF and the Funds have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.61% through at least April 30, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of a Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------
Aggressive Fund               $    57  $    179  $    313  $     701
--------------------------------------------------------------------
Moderately Aggressive Fund    $    57  $    179  $    313  $     701
--------------------------------------------------------------------
Moderate Fund                 $    57  $    179  $    313  $     701
--------------------------------------------------------------------
Moderately Conservative Fund  $    57  $    179  $    313  $     701
--------------------------------------------------------------------
Conservative Fund             $    57  $    179  $    313  $     701

DIRECT AND INDIRECT EXPENSES PAID WHEN YOU INVEST IN THE FUNDS

When one of the Funds is chosen as an investment option within variable insurance contracts, the contractholder will be responsible for direct expenses charged by the variable insurance contract, as well as the indirect expenses of the Fund and the Underlying Funds. In this structure, each Fund, therefore, indirectly bears a proportionate share of the applicable expenses of the Underlying Funds (including management fees) because the Fund invests primarily in Underlying Funds and is a shareholder of the Underlying Funds. The Underlying Fund fees are in addition to the fees and expenses described in the Funds' fee tables above and those included in the prospectus for the variable insurance contract, and may change from time to time. Depending on which Underlying Funds are held by the Fund and in what proportion, the fees will vary over time. However, in order to give you an idea of what the fees for the Underlying Funds might be, we have calculated each Fund's combined average expense ratio as of April 28, 2003, using the expense ratios after fee waivers and reimbursements (which are in place until at least February 29, 2004) of the Underlying Funds and each Fund's target allocation as described above. Based on these hypothetical assumptions, the combined average expense ratio for the Underlying Funds which would have been borne indirectly by each of the Funds would have been the following:

Aggressive Fund               0.29%
-----------------------------------
Moderately Aggressive Fund    0.29%
-----------------------------------
Moderate Fund                 0.28%
-----------------------------------
Moderately Conservative Fund  0.28%
-----------------------------------
Conservative Fund             0.28%

Expenses will differ when a Fund's allocation moves from its target allocation.

MORE ABOUT THE FUNDS

================================================================================


PRINCIPAL INVESTMENT STRATEGIES

The Gartmore GVIT Investor Destinations Series are designed to provide diversification across major asset classes through investments in the underlying Funds and other investments as described in the Fund Summaries.

Set forth below is each Fund's target allocation for its underlying investments. Actual allocation may vary over short periods; however, the strategy should generally approximate the target allocation.

                                          Moderately                Moderately
Underlying                   Aggressive   Aggressive   Moderate   Conservative   Conservative
Investments                        Fund         Fund       Fund           Fund           Fund
----------------------------------------------------------------------------------------------
U.S. STOCKS:
----------------------------------------------------------------------------------------------
Large Cap
Index Funds                          40%          35%        30%            20%            10%
----------------------------------------------------------------------------------------------
Nationwide Mid Cap
Market Index Fund                    15%          15%        10%            10%             5%
----------------------------------------------------------------------------------------------
Nationwide Small Cap
Index Fund                           10%           5%         5%             0%             0%
----------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS:
----------------------------------------------------------------------------------------------
Nationwide International
Index Fund                           30%          25%        15%            10%             5%
----------------------------------------------------------------------------------------------
BONDS:
----------------------------------------------------------------------------------------------
Nationwide Bond Index Fund            5%          15%        25%            35%            35%
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS:
----------------------------------------------------------------------------------------------
Gartmore Morley
  Enhanced Income Fund                0%         2.5%       7.5%          12.5%            20%
----------------------------------------------------------------------------------------------
Gartmore Money
  Market Fund                         0%           0%         0%             0%             5%
----------------------------------------------------------------------------------------------
Nationwide Contract                   0%         2.5%       7.5%          12.5%            20%
==============================================================================================
TOTAL ALLOCATION                    100%         100%       100%           100%           100%

ASSET CLASSES AND UNDERLYING INVESTMENTS OF THE FUNDS

The asset classes present varying degrees of potential investment risks and rewards based upon their own investment objectives and strategies. A Fund will be impacted by these risks depending on the extent to which it invests in an asset class. Please refer to "Risks of the Underlying Investments" beginning on page 5, for a discussion of some of these risks. Additional information about the asset classes, investment strategies and the risks of the Funds, as well as the investment techniques of the Underlying Funds, is included above and in the Statement of Additional Information (SAI). To obtain a copy of the SAI, see the back cover of the prospectus.

An investor generally could invest in an Underlying Fund directly. Because an investor is investing indirectly through the Gartmore GVIT Investor Destinations Series, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees) as well as the expenses of the Fund. Although the Funds will charge a Rule 12b-1 fee, the Underlying Funds, Gartmore Money Market Fund and Gartmore Morley Enhanced Income Fund will not charge any front-end sales load, contingent deferred sales charge or Rule 12b-1 fee when selling shares to the Funds so there is no duplication of these fees or charges. There is also no front-end sales load, contingent deferred sales charge or Rule 12b-1 fee on the Nationwide Contract.

The following is a description of the underlying investments for each asset class. Each Fund may invest in these underlying investments as provided in its target allocation mix.

U.S. STOCKS - LARGE CAP STOCKS

The Funds may invest in the NATIONWIDE S&P 500 INDEX FUND (S&P 500 INDEX FUND). The S&P 500 Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500(1) Composite Stock Price Index. The S&P 500 is a marketed-weighted index composed of 500 selected common stocks chosen by Standard & Poor's (S&P) based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

---------------
1 "Standard & Poor's", "S&P", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the SAI.

MORE ABOUT THE FUNDS

================================================================================


The S&P 500 Index Fund employs a "passive"management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500. Under normal conditions, the S&P 500 Index Fund invests at least 80% of its net assets in equity securities of companies' included in the S&P 500 and in derivative instruments linked to the S&P 500.

The S&P 500 Index Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500. The S&P 500 Index Fund does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. Because the S&P 500 Index Fund seeks to invest in assets whose performance matches the performance of the S&P 500, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The S&P 500 Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The S&P 500 Index Fund may also engage in securities lending.

The Funds normally will also invest in one or more other large cap index funds which seek to match the performance of the S&P 500.

U.S. STOCKS - MID CAP STOCKS

The Funds may invest in the NATIONWIDE MID CAP MARKET INDEX FUND (MID CAP INDEX
FUND). The Mid Cap Index Fund seeks to match the performance of the Standard & Poor's Mid Cap 400 Index (S&P 400) as closely as possible before the deduction of Fund expenses. The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is a market-weighted index and is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

The Mid Cap Index Fund invests in the common stocks in the S&P 400 in roughly the same proportions as their weightings in the S&P 400 and in derivative instruments linked to the S&P 400. The Mid Cap Index Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400. At those times, the Mid Cap Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 400 as a whole. Because the Mid Cap Market Index Fund seeks to invest in assets whose performance matches the performance of the S&P 400, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Mid Cap Index Fund may also engage in securities lending.

The Funds may also invest in other mid cap index funds which seek to match the performance of the S&P 400.

U.S. STOCKS - SMALL CAP STOCKS

The Funds may invest in the NATIONWIDE SMALL CAP INDEX FUND (SMALL CAP INDEX
FUND). The Small Cap Index Fund seeks to match the performance of the Russell 2000 Index (Russell 2000) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller-capitalization U.S. companies in a wide range of businesses. The Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Small Cap Index Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Small Cap Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. Because the Small Cap Index Fund seeks to invest in assets whose performance matches the performance of the Russell 2000, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Small Cap Index Fund may also engage in securities lending.

The Funds may also invest in other small cap index funds which seek to match the performance of the Russell 2000.

INTERNATIONAL STOCKS

The Funds may invest in the NATIONWIDE INTERNATIONAL INDEX FUND (INTERNATIONAL INDEX FUND). The International Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index) as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE index are selected from among the larger capitalization companies in these markets. The weighting of the MSCI EAFE index is based on the market capitalization of each of the countries in the index.

The International Index Fund invests in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. The International Index Fund may not invest in all of the countries, or all of the companies within a country, represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index. The International Index Fund will choose investments so that the market capitalizations, industry

MORE ABOUT THE FUNDS

================================================================================


weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. Because the International Fund seeks to invest in assets whose performance matches the performance of the EAFE Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The International Index Fund may also engage in securities lending.

The Funds may also invest in other international index funds which seek to match the performance of the EAFE Index.

BONDS

The Funds will invest in the NATIONWIDE BOND INDEX FUND (BOND INDEX FUND). The Bond Index Fund seeks to match the performance of the Lehman Brothers U.S. Aggregate Bond Index (Aggregate Bond Index) as closely as possible before the deduction of Bond Index Fund expenses. The Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds of different types.

The Bond Index Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Bond Index Fund may not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Bond Index Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks in the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of dollar-denominated investment grade bonds, including bonds issued by the U.S. government and foreign governments and their agencies, and bonds issued by the U.S. or foreign companies, among others. Because the Bond Index Fund seeks to invest in assets whose performance matches the performance of the Aggregate Bond Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Bond Index Fund may also engage in securities lending.

The Funds may also invest in other bond index funds which seek to match the performance of the Aggregate Bond Index.

SHORT-TERM INVESTMENTS

EACH FUND (OTHER THAN THE AGGRESSIVE FUND) MAY INVEST IN THE FOLLOWING SHORT-TERM INVESTMENTS:

THE GARTMORE MORLEY ENHANCED INCOME FUND (ENHANCED INCOME FUND) seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor's account value. To achieve its objective, under normal market conditions, the Enhanced Income Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Enhanced Income Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Enhanced Income Fund invests pay interest on either a fixed-rate or variable-rate basis. The Enhanced Income Fund will be managed so that its duration, which is a measure of the expected life of the Enhanced Income Fund's portfolio on a present value basis reflecting both principal and interest payments, will not exceed two years. The Enhanced Income Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund's market value.

Depending on market conditions, the Enhanced Income Fund may also enter into book value maintenance agreements (wrap contracts) with one or more highly rated financial institutions for the purpose of maintaining some of the Enhanced Income Fund's assets at a stable book value.

When selecting securities for the Fund, the Enhanced Income Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Enhanced Income Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund. A security may also be sold to take advantage of more favorable opportunities.

The Enhanced Income Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the potential availability and use of wrap contracts will enable the Enhanced Income Fund to meet its investment objective of limited fluctuation of the Enhanced Income Fund's net asset value, although there can be no guarantee that the Fund will meet its objectives.

GARTMORE MONEY MARKET FUND. The Gartmore Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset-backed commercial paper, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, commercial paper issued by states and municipalities and the obligations of U.S. banks, foreign banks and U.S. branches of foreign banks. All of the money market obligations

MORE ABOUT THE FUNDS

================================================================================


must be denominated in U.S. dollars and are rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, are of comparable quality. The Gartmore Money Market Fund may also invest in floating-and adjustable-rate obligations any may enter into repurchase agreements. Typically, the Gartmore Money Market Fund's dollar-weighted average maturity will be 90 days or less.

The Gartmore Money Market Fund invests in securities which its portfolio manager believes to have the best return potential. Because the Gartmore Money Market Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs to maintain target allocations and to take advantage of more favorable opportunities.

THE NATIONWIDE CONTRACT. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. The fixed interest rate must be at least 3.50% per annum, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount of the Nationwide Contract is also guaranteed. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

TEMPORARY INVESTMENTS

Generally each of the Underlying Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if an Underlying Fund's adviser or sub-adviser believes that business, economic, political or financial conditions warrant, an Underlying Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Underlying Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Underlying Fund) that invest in securities in which the Underlying Fund may invest. Should this occur, an Underlying Fund will not be pursuing its investment objective and may miss potential market upswings.

MANAGEMENT

================================================================================


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Following is the management's discussion of the performance of the Funds for the year ended December 31, 2002. This discussion provides an overview of the economy and markets and how they affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers. The outlook foreseen by the portfolio managers at that time may or may not be realized.

GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -18.50% versus -17.25% for a composite of the S&P 500 Index (40%), the MSCI EAFE Index (30%), the S&P Mid Cap 400 Index (15%), the Russell 2000 Index (10%) and the LB U.S. Aggregate Bond Index (5%). The indicies' returns were -22.10%, -15.66%, -14.51%, -20.48% and 10.27%, respectively.

WHAT MARKET/ECONOMIC FACTORS AFFECTED PERFORMANCE?

Both U.S. and foreign equity markets saw a third consecutive year of losses by year-end 2002. Economic growth was listless due to ongoing geopolitical uncertainty and investors' distrust of corporate governance. At year-end, corporate earnings were generally weak and investors had endured 12 months of steep losses for U.S. and international stocks.

The Federal Reserve attempted to stimulate the economy with a sizable cut of half a percent in November when short-term interest rates were lowered to just 1.25%. While record-low rates helped home sales remain strong throughout the year, this policy took its toll on money market instruments (cash), which continued to pay investors historically low rates of returns.

WHAT PORTFOLIO-SPECIFIC FACTORS INFLUENCED PERFORMANCE?

A total of 95% of the Fund is invested in stocks. These investments hurt performance in the large-, mid-and small-cap areas, as stock index funds across the board were battered by negative investor sentiment and poor economic fundamentals. Large-cap stocks suffered from a combination of the aftereffects of the bubble bursting, a variety of macroeconomic influences, overall valuation concerns and excess capacity. Mid-and small-cap issues held up better because their earnings weren't quite as poor as those of larger companies, and they were perceived to be more reasonably valued.

World markets also suffered for most of 2002 although conditions improved as international stocks experienced a fourth-quarter turnaround. In a parallel to U.S. markets, the housing market remained a source of strength in the United Kingdom, due to high demand and low interest rates. In Japan, markets faltered in the fourth quarter, despite having held up better than other European markets within the MSCI EAFE Index for most of the year.

WHAT IS THE OUTLOOK FOR THIS FUND?

If economic conditions improve in 2003 and interest rates rise, the Fund's equity allocation (domestically and abroad) would likely fare better than it did in 2002. Renewed investor enthusiasm for stocks could fuel demand and drive prices higher. Conversely, the small percentage in fixed-income investments would likely suffer from a lack of demand relative to the past several years.

If the economy remains in a slow growth mode and interest rates stay the same, we expect that fixed-income securities will continue to be favored, as investors look for lower-risk investment opportunities relative to stocks.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
              GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND,
                  THE AGGRESSIVE FUND COMPOSITE INDEX(1),(2),
          THE LB U.S. AGGREGATE BOND INDEX(3), THE MSCI EAFE INDEX(4),
               THE S&P MID CAP 400 INDEX(5), THE S&P 500 INDEX(6)
                              AND THE RUSSELL 2000
                                    INDEX(7)

                                [GRAPH OMITTED]

              GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND
                          Average Annual Total Returns
                        Periods ended December 31, 2002

                            One Year       Life(8)
                            --------      --------
                             -18.50%       -16.64%

---------------
1 The calculations in the graph assume reinvestment of dividends and distributions.

2 The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Aggressive Fund Composite Index is a combination of the S&P 500 Index (40%), the MSCI EAFE Index

MANAGEMENT

================================================================================


     (30%), the S&P Mid Cap 400 Index (15%), the Russell 2000 Index (10%) and the LB U.S. Aggregate Bond Index (5%).

3 The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

4 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

5 The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

6 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

7 The Russell 2000 Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

8 The Gartmore GVIT Investor Destinations Aggressive Fund commenced operations on December 12, 2001.

Past performance is not predictive of future performance.

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -14.59% versus -13.42% for a composite of the S&P 500 Index (35%), the MSCI EAFE Index (25%), the S&P Mid Cap 400 Index (15%), the LB U.S. Aggregate Bond Index (15%), the Russell 2000 Index (5%) and the Salomon Brothers 3-Month T Bill Index (5%). The indices' returns were -22.10%, -15.66%, -14.51%, 10.27%, -20.48% and 1.70%, respectively.

WHAT MARKET/ECONOMIC FACTORS AFFECTED PERFORMANCE?

The economy experienced robust growth during the first quarter of 2002. However, growth stalled and the markets were extremely volatile for the second quarter, mainly due to high-profile companies' reporting of accounting misdeeds one after another and increased concerns about accounting standards.

Although U.S. markets experienced three weeks of consecutive gains in August, the markets lost ground for the next five consecutive weeks and closed with negative returns for the third quarter. A significant rebound was seen with the S&P MidCap 400 Index posting a total return of 5.83% for the last quarter of 2002. Better-than-estimated corporate earnings reports and the belief that corporate earnings had "bottomed" spurred an improvement in market conditions. The year-

end rally also can be partially attributed to the Federal Reserve's fiscal stimulus of cutting interest rates to a record low 1.25%.

WHAT PORTFOLIO-SPECIFIC FACTORS INFLUENCED PERFORMANCE?

With regard to the Fund's U.S. large cap equity position (which makes up 35% of the portfolio), all 10 S&P 500 sectors posted negative returns in 2002. In the technology sector, information technology and telecommunications posted the worst returns for the year (down -37.57% and -35.89%, respectively), due to lack of business spending on technology-related infrastructures.

In a disappointing similarity to their domestic counterparts, 2002 was a dismal year for the MSCI EAFE Index, with only two of 21 EAFE countries achieving positive returns. Negative returns from poor performers led to shrinking market capitalization, resulting in decreases in individual country weightings in the benchmark.

Bonds outperformed the benchmark during the year due in part to strategies for mortgage backed securities in which the portfolio avoids high prepayment-risk securities markets. Of the three major sectors in the underlying Bond Index Fund
- mortgages, U.S. government securities and corporates - government securities performed the best, followed by corporates and mortgage securities.

WHAT IS THE OUTLOOK FOR THIS FUND?

The Fund will continue to pursue its goal of growth of capital, as well as income, while maintaining a target allocation of 35% large-cap
U.S. stocks, 25% international stocks, 15% mid-cap U.S. stocks, 15% bonds, 5% small-cap stocks and 5% short-term investments.

Given the Fund's broad exposure to a variety of sectors and capitalization sizes, we believe it will be able to weather challenging market conditions while positioned to capture the benefits of potential rising markets.

MANAGEMENT

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                 GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY
                 AGGRESSIVE FUND, THE MODERATELY AGGRESSIVE FUND
          COMPOSITE INDEX(1),(2), THE LB U.S. AGGREGATE BOND INDEX(3),
              THE MSCI EAFE INDEX(4), THE S&P MID CAP 400 INDEX(5),
               THE S&P 500 INDEX(6), THE RUSSELL 2000 INDEX(7) AND
                       THE SALOMON BROTHERS 3-MONTH T BILL
                                    INDEX(8)

                                [GRAPH OMMITED]

                      GARTMORE GVIT INVESTOR DESTINATIONS
                           MODERATELY AGGRESSIVE FUND
                          Average Annual Total Returns
                        Periods ended December 31, 2002


                         One Year          Life(9)
                         --------          -------
                          -14.59%          -13.00%


---------------
1 The calculations in the graph assume reinvestment of dividends and distributions.

2 The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Aggressive Fund Composite Index is a combination of the S&P 500 Index (35%), the MSCI EAFE Index (25%), the S&P Mid Cap 400 Index (15%), the LB U.S. Aggregate Bond Index (15%) the Russell 2000 Index (5%) and the Salomon Brothers 3-Month T Bill Index (5%).

3 The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

4 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

5 The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

6 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

7 The Russell 2000 Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

8 The Salomon Brothers 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

9 The Gartmore GVIT Investor Destinations Moderately Aggressive Fund commenced operations on December 12, 2001.

Past performance is not predictive of future performance.

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -9.60% versus -8.94% for a composite of the S&P 500 Index (30%), the LB U.S. Aggregate Bond Index (25%), the MSCI EAFE Index (15%), the Salomon Brothers 3-Month T Bill Index (15%), the S&P Mid Cap 400 Index (10%) and the Russell 2000 Index (5%). The indices' returns were -22.10%, 10.27%, -15.66%, 1.70%, -14.51%, and -20.48%, respectively.

WHAT MARKET/ECONOMIC FACTORS AFFECTED PERFORMANCE?

Global equity markets saw a third consecutive year of losses by year-end 2002. Despite relatively strong consumer spending, economic growth was sluggish due to ongoing geopolitical uncertainty and investors' distrust of corporate governance. In addition, businesses failed to increase spending, dragging down manufacturing activity and keeping unemployment rates at relatively high levels. When the year came to a close, corporate earnings were generally weak and investors had endured 12 months of steep losses for U.S. and foreign equities.

The fixed-income market, however, enjoyed another year of positive returns. Bonds generally remained in high demand, as wary investors sought safer havens for their assets. Corporate bonds, however, were challenged by continued news of troublesome corporate governance. After making no interest-rate reductions for the first three quarters of 2002, the Federal Reserve attempted to stimulate the economy with a sizable cut of half a percent in November when short-term interest rates were lowered to just 1.25%.

WHAT PORTFOLIO-SPECIFIC FACTORS INFLUENCED PERFORMANCE?

The Fund's equity allocation which comprises 60% of the Fund's holdings, suffered during the year. All 10 S&P 500 Index sectors posted negative returns in 2002, providing further evidence that the slump affected the entire market, although some sectors hurt performance more than others. In the technology sector, information technology and telecommunications posted the worst returns for the year (down -37.57% and -35.89%, respectively), largely due to lack of business

MANAGEMENT

================================================================================


spending on technology-related infrastructures. The MSCI EAFE Index did not fare much better, as geopolitical factors dragged down world markets. Only two of the 21 EAFE countries achieved positive returns.

In the fixed-income sector, U.S. government securities performed the best for most of the year, as investors remained cautious of comparatively riskier bonds such as corporates. Because bonds and short-term investments represent 40% of the Fund's allocation, these returns were able to offset some of the losses sustained by the equity portion of the Fund.
WHAT IS THE OUTLOOK FOR THIS FUND?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. Fund allocations will remain weighted toward stock investments while including a sizable position in bonds and short-term investments, with the goal of adding income and reducing volatility.

                COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT
            IN THE GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND,
                    THE MODERATE FUND COMPOSITE INDEX(1),(2),
          THE LB U.S. AGGREGATE BOND INDEX(3), THE MSCI EAFE INDEX(4),
              THE S&P MID CAP 400 INDEX(5), THE S&P 500 INDEX(6),
                          THE RUSSELL 2000 INDEX(7) AND
                      THE SALOMON BROTHERS 3-MONTH T BILL
                                    INDEX(8)

                                [GRAPH OMITTED]


                GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND
                          Average Annual Total Returns
                        Periods ended December 31, 2002


                             One Year      Life(9)
                             --------      -------
                               -9.60%      -8.42%

---------------
1 The calculations in the graph assume reinvestment of dividends and distributions.

2 The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderate Fund Composite Index is a combination of the S&P 500 Index (30%), the LB U.S. Aggregate Bond Index (25%), the MSCI EAFE Index (15%), the Salomon Brothers 3-Month T Bill Index (15%), the S&P Mid Cap 400 Index (10%) and the Russell 2000 Index (5%).

3 The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

4 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

5 The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

6 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

7 The Russell 2000 Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

8 The Salomon Brothers 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

9 The Gartmore GVIT Investor Destinations Moderate Fund commenced operations on December 12, 2001.

Past performance is not predictive of future performance.

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -4.15% versus -3.73% for a composite of the LB U.S. Aggregate Bond Index (35%), the Salomon Brothers 3-Month T Bill Index (25%), the S&P 500 Index (20%), the S&P Mid Cap 400 Index (10%) and the MSCI EAFE Index (10%). The indices' returns were 10.27%, 1.70%, -22.10%, -14.51%, and -15.66%, respectively.

WHAT MARKET/ECONOMIC FACTORS AFFECTED PERFORMANCE?

The global economy struggled throughout the year, causing the bond market to benefit from skeptical investors who were not willing to take a chance on the equity market. Nevertheless, corporate bonds were challenged by continued news of troublesome corporate governance. High-yield bonds also suffered because investors lacked enthusiasm about this more aggressive fixed-income category.

In the fourth quarter of 2002, the equity market participated in an impressive rally. This was attributed to three factors: (1) better-than-estimated corporate earnings reports; (2) the belief that those

MANAGEMENT

================================================================================


earnings had "bottomed" spurred an improvement in market conditions; and (3) the promise of fiscal stimulus from the Federal Reserve's interest rate cuts late in the year.

WHAT PORTFOLIO-SPECIFIC FACTORS INFLUENCED PERFORMANCE?

Because bonds and short-term investments represent a sizeable portion of the Fund's allocation (60%), gains from these holdings helped offset some of the losses sustained by equity markets. Bond yields declined with the weak economy, allowing prices to rise on most high-quality securities. Government securities performed the best for the bulk of the period, because investors remained wary of comparatively more aggressive bonds such as corporates. The performance of high-yield bonds, which are considered risky, was even weaker.

The Fund's equity portfolio suffered during the year. In the United States, all three asset classes (large-, mid-and small-cap stocks) fell, with the S&P 500 Index declining the most. All 10 S&P 500 Index sectors posted negative returns in 2002, although some sectors hurt performance more than others. In the technology sector, information technology and telecommunications posted the worst returns for the year, (down 37.57% and 35.89%, respectively) as a result of reduced business spending on technology-related infrastructures.

On the international front, the year was dismal for the MSCI EAFE Index; only two of the 21 EAFE countries achieved positive returns. Negative returns from poor performers led to shrinking market capitalization, which resulted in decreases in individual country weightings in the benchmark.

WHAT IS THE OUTLOOK FOR THIS FUND?

The Fund will continue to pursue its primary goal of seeking income and, secondarily, pursuing growth of capital. We are cautiously optimistic about the market's long-term prospects. We expect equities to regain some footing through slow yet sustainable economic growth; therefore, bonds should experience more modest gains.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                 GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY
                 CONSERVATIVE FUND, THE MODERATELY CONSERVATIVE
            FUND COMPOSITE INDEX(1),(2), THE LB U.S. AGGREGATE BOND
              INDEX(3), THE MSCI EAFE INDEX(4), THE S&P MID CAP 400
            INDEX(5), THE S&P 500 INDEX(6) AND THE SALOMON BROTHERS
                                 3-MONTH T BILL
                                    INDEX(7)

                                [GRAPH OMITTED]

                      GARTMORE GVIT INVESTOR DESTINATIONS
                          MODERATELY CONSERVATIVE FUND

                          Average Annual Total Returns
                        Periods ended December 31, 2002

                             One Year       Life(8)
                             --------       -------
                              -4.15%         -3.36%


---------------
1 The calculations in the graph assume reinvestment of dividends and distributions.

2 The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Conservative Fund Composite Index is a combination of the LB U.S. Aggregate Bond Index (35%), the Salomon Brothers 3-Month T Bill Index (25%), the S&P 500 Index (20%), the S&P Mid Cap 400 Index (10%) and the MSCI EAFE Index (10%).

3 The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

4 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

5 The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

6 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

MANAGEMENT

================================================================================


7 The Salomon Brothers 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

8 The Gartmore GVIT Investor Destinations Moderately Conservative Fund commenced operations on December 12, 2001.

Past performance is not predictive of future performance.

GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned 0.40% versus 0.45% for the Salomon Brothers 3-Month T Bill Index (45%), the LB U.S. Aggregate Bond Index (35%), the S&P 500 Index (10%), the S&P Mid Cap 400 Index (5%) and the MSCI EAFE Index (5%). The indices' returns were 1.70%, 10.27%, -22.10%, -14.51%, and -15.66%, respectively.

WHAT MARKET/ECONOMIC FACTORS AFFECTED PERFORMANCE?

Even with relatively strong consumer spending figures, economic growth was sluggish during 2002 because business spending remained in check. For the third consecutive year the equity markets finished in negative territory, and corporate earnings were dismal.

Although they remained positive, returns on money market instruments (cash) were hurt by the low-interest-rate environment. However, the fixed-income market made up for the poor returns of both equities and cash. Bonds were in high demand because they represented a "safer" alternative to which many risk-averse investors turned.

WHAT PORTFOLIO SPECIFIC FACTORS INFLUENCED PERFORMANCE?

About 80% of the Fund is invested in short-term and fixed-income instruments, which finished in positive territory (in absolute returns) in a very difficult investment environment. The Fund's heavy allocation toward these areas accounted for much of its positive absolute return; yet its equity holdings dragged on overall performance, keeping it under 1%.

Although only 20% of the Fund is invested in equity asset classes, these areas hurt Fund performance because each experienced double-digit declines. The equity markets were hurt by negative investor sentiment as well as weak economic fundamentals and languishing corporate profits. Economic growth was slow and corporate profits were disappointing particularly for technology companies, which still make up a large portion of the equity indexes. Geopolitical risks also played an equally important role in hurting stocks. Namely, the threat of terrorism as well as potential conflicts with Iraq and North Korea kept investors on edge during most of the year.

WHAT IS THE OUTLOOK FOR THIS FUND?

Much of this Fund is invested in short-term investments and bond funds; therefore, its outlook is highly dependent on the direction of interest rates.

If the economy remains in a slow growth mode and interest rates stay the same, we believe that fixed-income investments will perform well as investors remain averse to the risk inherent in stocks. In this scenario, however, equities would suffer and the returns on cash investments would be minimal, because they are most closely tied to interest rates.

If economic conditions improve in 2003 and interest rates rise, the Fund's equity allocation would likely boost its return. In this scenario, returns on short-term investments should revisit their higher, normal levels, while longer-term fixed-income investments would suffer from a lack of demand.

                COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT
            IN THE GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE
              FUND, THE CONSERVATIVE FUND COMPOSITE INDEX(1),(2),
          THE LB U.S. AGGREGATE BOND INDEX(3), THE MSCI EAFE INDEX(4),
               THE S&P MID CAP 400 INDEX(5), THE S&P 500 INDEX(6)
                AND THE SALOMON BROTHERS 3-MONTH T BILL INDEX(7)

                                [GRAPH OMITTED]

              GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND
                          Average Annual Total Returns
                        Periods ended December 31, 2002


                            One Year       Life(8)
                            --------       -------
                            0.40%            0.71%

---------------
1 The calculations in the graph assume reinvestment of dividends and distributions.

2 The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Conservative Fund Composite Index is a combination of the Salomon Brothers 3-Month T Bill Index (45%), the LB U.S. Aggregate Bond Index (35%), the S&P 500 Index (10%), the S&P Mid Cap 400 Index (5%) and the MSCI EAFE Index (5%).

MANAGEMENT

3 The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

4 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

5 The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

6 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

7 The Salomon Brothers 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

8 The Gartmore GVIT Investor Destinations Conservative Fund commenced operations on December 12, 2001.

Past performance is not predictive of future performance.

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and manages mutual funds. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management of which approximately $16.6 billion was managed by GMF.

GMF initially allocates each Fund's assets among the underlying investments as described above. GMF also monitors these allocations and the assumptions upon which they were made GMF also monitors market conditions and other factors that could influence these allocations.

The annual management fee paid by Fund each to GMF for the fiscal year ended December 31, 2002, expressed as a percentage of the Funds' average daily net assets, and not taking into account any applicable waivers, was as follows:

Fund                               Fee
---------------------------------------
The Aggressive Fund               0.13%
---------------------------------------
The Moderately Aggressive Fund    0.13%
---------------------------------------
The Moderate Fund                 0.13%
---------------------------------------
The Moderately Conservative Fund  0.13%
---------------------------------------
The Conservative Fund             0.13%

Each Fund, as a shareholder of the underlying investments, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying investments. GMF believes, and the Board of Trustees has determined, that the management fees paid by the Funds are for services that are in addition to - not duplicative of - the services provided to the underlying investments. These services include the asset allocation and monitoring functions provided by GMF.

Each Fund is managed by a team of portfolio managers and research analysts from GMF.

BUYING AND SELLING FUND SHARES

================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its affiliate life insurance companies (collectively "Nationwide"), to fund benefits payable under variable insurance policies and variable annuity contracts. In the future shares may be sold to separate accounts of other insurance companies. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

In the future, the Funds may sell shares to separate accounts of other unaffiliated insurance companies, as well as to Nationwide. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees of the Funds intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a charge. Generally, NAV is determined by dividing the total market value of the securities owned by the Fund, less its liabilities, by the total number of its outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

A Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell, or exchange shares; or
-    Changes in the value of a Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA) as the Funds' administrator or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of the Funds may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay any exchange, transfer or redemption request. Such requests may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

BUYING AND SELLING FUND SHARES

================================================================================


DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling those shares and providing shareholder services. Under that Distribution Plan, a Fund pays its distributor, from its shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the shares' daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Funds' net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Funds. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders at least annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights table is intended to help you understand a Fund's financial performance for the period of a Fund's operation. Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statement, is included in the annual report, which is available upon request.

                                              GARTMORE                       GARTMORE                        GARTMORE
                                     GVIT INVESTOR DESTINATIONS      GVIT INVESTOR DESTINATIONS      GVIT INVESTOR DESTINATIONS
                                           AGGRESSIVE FUND           MODERATELY AGGRESSIVE FUND            MODERATE FUND
                                   ------------------------------  ------------------------------  ------------------------------
                                       YEAR           PERIOD           YEAR           PERIOD           YEAR           PERIOD
                                       ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                        2002          2001 (a)          2002          2001(a)           2002          2001(a)
                                   --------------  --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD              $       10.11   $       10.00   $       10.09   $       10.00   $       10.06   $       10.00
                                   --------------  --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                     0.09            0.02            0.12            0.02            0.15            0.02
  Net realized and unrealized
  Gains on investments                     (1.96)           0.11           (1.59)           0.09           (1.11)           0.06
                                   --------------  --------------  --------------  --------------  --------------  --------------
    Total investment activities            (1.87)           0.13           (1.47)           0.11           (0.96)           0.08
                                   --------------  --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                    (0.09)          (0.02)          (0.12)          (0.02)          (0.15)          (0.02)
  Net realized gains                           -               -           (0.01)              -           (0.01)              -
                                   --------------  --------------  --------------  --------------  --------------  --------------
    Total distributions                    (0.09)          (0.02)          (0.13)          (0.02)          (0.16)          (0.02)
                                   --------------  --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                    $        8.15   $       10.11   $        8.49   $       10.09   $        8.94   $       10.06
                                   ==============  ==============  ==============  ==============  ==============  ==============
Total Return                             (18.50%)       1.31% (b)        (14.59%)       1.12% (b)         (9.60%)       0.84% (b)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of
   period (000)                    $      19,493   $         506   $      71,962   $         505   $     165,555   $         504
  Ratio of expenses to average
   Net assets                               0.56%       0.61% (c)           0.56%       0.61% (c)           0.56%       0.61% (c)
  Ratio of net investment income
    to average net assets                   1.41%       4.36% (c)           1.89%       4.56% (c)           2.41%       4.42% (c)
  Ratio of expenses (prior
   to reimbursements)
   to average net assets*                     (d)      24.83% (c)             (d)      24.85% (c)             (d)      24.86% (c)
  Ratio of net investment income
    (prior to reimbursements) to
    average net assets*                       (d)     (19.86%)(c)             (d)     (19.68%)(c)             (d)     (19.83%)(c)
  Portfolio turnover                      111.74%          10.90%          43.38%          11.10%          21.58%           0.74%

---------------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(b)  Not annualized.
(c)  Annualized.
(d)  The were no fee reductions during the period.

FINANCIAL HIGHLIGHTS

===========================================================================================================


                                                       GARTMORE                        GARTMORE
                                               GVIT INVESTOR DESTINATIONS      GVIT INVESTOR DESTINATIONS
                                              MODERATELY CONSERVATIVE FUND         CONSERVATIVE FUND
                                             ------------------------------  ------------------------------
                                               YEAR ENDED      YEAR ENDED     PERIOD ENDED    PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                  2002          2001 (a)          2002          2001 (a)
                                             --------------  --------------  --------------  --------------
NET ASSET VALUE
  - BEGINNING OF PERIOD                      $       10.04   $       10.00   $       10.01   $       10.00
                                             --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                               0.18            0.03            0.21            0.02
  Net realized and unrealized gains on
   investments                                       (0.60)           0.04           (0.18)           0.01
                                             --------------  --------------  --------------  --------------
    Total investment activities                      (0.42)           0.07            0.03            0.03
                                             --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.18)          (0.03)          (0.21)          (0.02)
  Net realized gains                                 (0.01)              -               -               -
                                             --------------  --------------  --------------  --------------
    Total distributions                              (0.19)          (0.03)          (0.21)          (0.02)
                                             --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD              $        9.43   $       10.04   $        9.83   $       10.01
                                             ==============  ==============  ==============  ==============
Total Return                                        (4.15%)       0.65% (b)           0.40%       0.34% (b)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)         $      95,669   $         503   $      90,358   $         502
  Ratio of expenses to average net assets             0.56%       0.61% (c)           0.56%       0.61% (c)
  Ratio of net investment income
    to average net assets                             2.96%       4.56% (c)           3.30%       4.39% (c)
  Ratio of expenses (prior to
    reimbursements) to average net assets*              (d)      24.88% (c)             (d)      24.89% (c)
  Ratio of net investment income (prior to
    reimbursements) to average net assets*              (d)     (19.71%)(c)             (d)     (19.89%)(c)
  Portfolio turnover                                 35.19%           0.60%          28.70%           0.40%

-----------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(b)  Not annualized.
(c)  Annualized.
(d)  The were no fee reductions during the period.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.


INFORMATION FROM THE SECURITIES
AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov



GARTMORE FUNDS             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com

GARTMORE VARIABLE INSURANCE TRUST   PROSPECTUS
                                    April 28, 2003

                                    As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


-    Nationwide GVIT Strategic Value Fund (Class I Shares)

TABLE OF CONTENTS

================================================================================


TABLE OF CONTENTS


FUND SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . .  2
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUND . . . . . . . . . . . . . . . . . . . . . .  5
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . .  6
Management's Discussion of Fund
Performance
Investment Adviser
Subadviser

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . . .  8
Who Can Buy Class I Shares of the Fund Purchase Price
Selling Shares
Restrictions on Sales

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . .  9
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . 10

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . .   BACK COVER

FUND SUMMARY

================================================================================


This prospectus provides information about the Nationwide GVIT Strategic Value Fund (the "Fund") offered by Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in ''More About the Fund'' beginning on page
5. ''You'' and ''your'' refer to both direct shareholders and contract holders who invest in the Fund indirectly through their variable annuity contracts and/or variable life insurance policies (collectively, "variable insurance contracts").

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.



A QUICK NOTE ABOUT THE FUND

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable insurance contract or variable life insurance policy (each, a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

FUND LIQUIDATIONS

The Board of Trustees of the Trust has voted to liquidate the Fund once Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, Nationwide) substitute the Fund out of its variable insurance products. It is anticipated that the Fund will be liquidated by the end of 2003.

FUND SUMMARY

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Nationwide GVIT Strategic Value Fund's primary investment objective is long-term capital appreciation, and portfolio securities are selected primarily with a view to achievement of this objective.

Gartmore Mutual Fund Capital Trust ("GMF"), the Fund's investment adviser, has selected Strong Capital Management, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund invests primarily in common stocks of mid- and large-sized companies. The subadviser selects stocks of companies that have attractive growth prospects, but are believed to be underpriced. This determination is based on an analysis of a company's ''private market value,'' or, the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The private market value is based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. To a limited extent, the Fund may also invest in foreign securities. The subadviser may sell a stock when it is believed the price no longer compares favorably with the company's private market value.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP RISK. To the extent the Fund invests in mid-sized companies, it is subject to the risks associated with mid-sized companies. The Fund's investments in mid-sized companies are riskier than investments in larger, more established companies. The stocks of mid-sized companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see ''More About the Fund'' beginning on page 5.

FUND SUMMARY

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

[GRAPH OMITTED]

Best Quarter:       26.4%     4th Qtr. of 1998
Worst Quarter:     -22.9%     3rd Qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                 ONE     FIVE      SINCE
                                YEAR    YEARS   INCEPTION(1)
                               -------  ------  ------------
The Fund (Class I Shares)      -25.36%  -5.44%        -4.97%
The S&P 500 Index(2)           -22.10%  -0.59%         0.64%

---------------
1    The Fund commenced operations on October 31, 1997.

2 The Standard & Poor's 500 Index - an unmanaged index of 500 widely- held stocks of large U.S. companies - gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.


FEES AND EXPENSES- CLASS I SHARES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING CLASS I SHARES OF THE FUND.


Shareholder Fees(1)                        N/A
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                         0.90%
  Other Expenses                          0.26%
===============================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES(2)                   1.16%

---------------
1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 GMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.00%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 -------  --------  --------  ---------

Class I          $   118  $    368  $    638  $   1,409

MORE ABOUT THE FUND

================================================================================


TEMPORARY INVESTMENTS

Generally the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund's subadviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short- term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following additional principal investments and techniques to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. For information on how to obtain a copy of the SAI, see the back cover.

PRINCIPAL RISKS

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with U.S. investments. These special risks can increase the chances that the Fund will lose money.

- COUNTRY - General securities market movements in any country in which the Fund has investments are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS - The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS - Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's subadviser to completely and accurately determine a company's financial condition.

- CURRENCY - Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain cash to pay such dividends.

MANAGEMENT

================================================================================


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Fund for the year ended December 31, 2002. This discussion provides an overview of the economy and the market and how they affected the Fund during the year. It also provides a look into the current and future investment techniques and strategies of the Fund from the perspective of the portfolio manager (in early 2003). The outlook foreseen by the portfolio manager as of that time may or may not be realized.

NATIONWIDE GVIT STRATEGIC VALUE FUND

HOW DID THE FUND PERFORM?

For the annual period ended December 31, 2002, the Fund returned -25.36% versus -22.10% for the S&P 500 Index, its benchmark.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED THE FUND'S PERFORMANCE?

For the first time in many decades, the stock market posted a third year of negative returns. Even though the economy appeared to rebound from its recession, the market posted one of its broadest negative performances in recent memory. Earnings failed to show signs of a recovery, corporate accounting scandals and Wall Street's soiled integrity continued to make headlines. In addition the prospect of war kept investors skittish.

The fourth quarter showed signs of a rebound, as all major indexes posted positive returns in October and November. These two months of strong returns resulted in positive fourth-quarter performance, despite December's negative returns, which entered the record books as one of the month's worst performances in history.

The Fund struggled during much of the year as the investment style employed by our team remained out of favor in the market. For over much of the year, the leading areas of underperformance came from the telecommunications and media sectors. Wireless stocks fell victim to investor fear brought on by general concerns about the telecommunications industry, capital expenditure levels and short-term growth rates. We maintained positions in those areas based on their attractive valuations and our belief in the potential value offered by the Fund's individual holdings. Fortunately, weakness in those groups was partially offset by relative outperformance in the industrial and consumer staples sectors. Underweights in those areas, particularly in the third quarter, contributed positively to the Fund's performance on a relative basis.

HOW IS THE FUND POSITIONED?

We will continue to review the Fund one stock at a time to enhance its overall quality and return potential. Although we believe the market has reached a cyclical bottom consistent with the end of a bear market, we think it market will remain range-bound as valuations normalize, earnings stabilize and companies continue to remove debt from their balance sheets.

During the past few years, the market has gone from bubble to bear market, and valuations have been at extremes. In the coming months, we expect those valuations to settle into a more stable and accurate range, allowing our "private market value" approach to add value to the portfolio. We retain our commitment to a bottom-up investment approach to provide an above-average risk-adjusted return.

                      NATIONWIDE GVIT STRATEGIC VALUE FUND
                                (CLASS I SHARES)
                       AND THE S&P 500 INDEX INDEX(1),(2)

                                [GRAPH OMITTED]


Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000
Previous 10 Yrs.     GVIT STRATEGIC VALUE             S&P 500 INDEX
----------------  ---------------------------  ---------------------------
10/31/1997                             10,000                       10,000
12/31/1997                             10,163                       10,643
12/31/1998                             10,202                       13,685
12/31/1999                              9,889                       16,565
12/31/2000                             10,642                       15,057
12/31/2001                             10,295                       13,267
12/31/2002                              7,685                       10,335

               NATIONWIDE GVIT STRATEGIC VALUE FUND-CLASS I SHARES
                          Average Annual Total Returns
                         Periods ended December 31, 2002


                      1 Year        5 Year         Life
                      -------       -------       ------
                      -25.36%        -5.44%       -4.97%


---------------
1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The Standard & Poor's 500 Index - an unmanaged index of 500 widely- held stocks of large U.S. companies - gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

3    The Nationwide GVIT Strategic Value Fund commenced operations October 31,
     1997.

Past performance is not predictive of future performance.

MANAGEMENT

================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trustees, GMF allocates the Fund's assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. GMF is also authorized to select and place portfolio investments on behalf of the Fund; however, GMF does not intend to do so at this time. GMF was organized in 1999, and manages mutual funds. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management, of which approximately $16.6 billion is managed by GMF.

The Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The total management fee paid by the Fund for the year ended December 31, 2002 - expressed as a percentage of the Fund's average daily net assets - was 0.90%.

SUBADVISER

Subject to the supervision of GMF and the Trustees, the subadviser will manage a portion of a Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of the Fund's assets allocated to it, the subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

STRONG CAPITAL MANAGEMENT, INC. (STRONG), P.O. Box 2936, Milwaukee, Wisconsin 53201, is the subadviser for the Fund. Strong was formed in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $47 billion as of December 31, 2002.

Out of its management fee, GMF paid Strong an annual subadvisory fee, based on the Fund's average daily net assets, of 0.50%.

PORTFOLIO MANAGER: Richard T. Weiss is primarily responsible for the Nationwide GVIT Strategic Value Fund's portfolio. Mr. Weiss joined Strong in 1991 and has over 25 years of investment experience. He also manages the Strong Opportunity Fund and Strong Opportunity Fund II. He is also a member of Strong's Executive Committee.

BUYING AND SELLING FUND SHARES

================================================================================


WHO CAN BUY CLASS I SHARES OF THE FUND

Shares of the Fund are currently sold to separate accounts of Nationwide Life Insurance Company or its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company (collectively ''Nationwide''), to fund benefits payable under variable life insurance contracts. Shares are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine which funds are available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

The distributor for the Fund is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of the Fund is its ''net asset value'' (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of the Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, NAV is determined by dividing the total market value of the securities owned by the Fund, less its liabilities, by the total number of its outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell, or exchange shares; or
-    Changes in the value of a Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Fund's administrator or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of the Fund may not be redeemed or the Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, the Fund may delay any exchange, transfer or redemption request. Such requests may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

DISTRIBUTIONS AND TAXES

================================================================================


DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, THE RETURNS WOULD BE LOWER THAN THOSE SHOWN. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                 NATIONWIDE GVIT STRATEGIC VALUE FUND
                                               ------------------------------------------------------------------------------
                                                                             CLASS I SHARES
                                               ------------------------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                    2002          2001 (a)          2000            1999            1998
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                          $        9.65   $       10.04   $        9.41   $       10.12   $       10.15
                                               --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                             -            0.05            0.08            0.09            0.07
  Net realized and unrealized gains
   (losses) on investments                             (2.45)          (0.38)           0.63           (0.41)          (0.03)
                                               --------------  --------------  --------------  --------------  --------------
    Total investment activities                        (2.45)          (0.33)           0.71           (0.32)           0.04
                                               --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                    -           (0.05)          (0.08)          (0.08)          (0.07)
  Net realized gains                                       -           (0.01)              -           (0.31)              -
                                               --------------  --------------  --------------  --------------  --------------
    Total distributions                                    -           (0.06)          (0.08)          (0.39)          (0.07)
                                               --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                                $        7.20   $        9.65   $       10.04   $        9.41   $       10.12
                                               ==============  ==============  ==============  ==============  ==============
Total Return                                         (25.36%)         (3.26%)           7.61%         (3.07%)           0.39%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $      13,560   $      22,739   $      26,272   $      17,254   $      15,279
  Ratio of expenses to average net assets               1.00%           1.00%           1.00%           1.00%           1.00%
  Ratio of net investment income (loss) to
   average   net assets                                 0.03%           0.47%           0.90%           0.88%           0.86%
  Ratio of expenses (prior to reimbursements)
   to average net assets*                               1.16%           1.24%           1.26%           1.22%           1.23%
  Ratio of net investment income (loss)
   (prior to reimbursements) to average
   net assets*                                        (0.13%)           0.23%           0.64%           0.66%           0.63%
  Portfolio turnover                                   93.09%         154.96%          78.80%         113.30%          68.65%

-----------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1,
     2001.

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
INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- STATEMENT OF ADDITIONAL INFORMATION (INCORPORATED BY REFERENCE INTO THIS PROSPECTUS)

-    ANNUAL  REPORT

-    SEMI-ANNUAL  REPORT

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA  THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov



THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


Gartmore Funds
P.O. Box 182205 Columbus, Ohio 43218-2205
www.gartmorefunds.com


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